UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3334

CALVERT SOCIAL INVESTMENT FUND

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2014

Item 1.  Report to Stockholders.

[Calvert Social Investment Fund Balanced, Bond, Equity and Large Cap Core Portfolios Annual Report]

[Calvert Asset Allocation Funds Annual Report]

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TABLE OF CONTENTS

4	Founding Chairman’s Letter
7	President’s Letter
9	SRI Update
11	Calvert Balanced Portfolio Management Discussion
18	Calvert Bond Portfolio Management Discussion
23	Calvert Equity Portfolio Management Discussion
28	Calvert Large Cap Core Portfolio Management Discussion
34	Shareholder Expense Example
39	Report of Independent Registered Public Accounting Firm
40	Statement of Net Assets
76	Notes to Statements of Net assets
80	Statements of Operations
82	Statements of Changes in Net Assets
90	Notes to Financial Statements
105	Financial Highlights
125	Explanation of Financial Tables
126	Proxy Voting
127	Availability of Quarterly Portfolio Holdings
128	Trustee and Officer Information Table

FOUNDING CHAIRMAN’S LETTER

D. Wayne Silby
Founding Chair

Dear Investor,

In My Opinion

Perhaps this is a sign of the times: around the world graduate students in economics have been rebelling against what the schools have been teaching as economics. There is a strong feeling that developments from the last many years are outside the realm of what can be taught in a textbook. My friend Mohammed Yunus told me he quit teaching traditional economic theories to his students in Bangladesh when he looked out his university window at the poverty and saw the disconnect. From this self-re-examination he started the microfinance movement, which has benefitted millions who were considered, by the textbook, to be un-bankable. Thirty years later, Yunus deservedly received the Nobel Peace Prize.

Going by the book, the central banks have flooded the world with money, hoping to stimulate the world economy. It doesn’t seem to be working. Japan and Europe show little growth and the U.S. is still in a slow recovery. While absolute U.S. employment is getting better (up one million from 2008), the number of people of working age in the U.S. has increased by 14 million. Demand is weak in the U.S. but worse in most other parts of the world.

I mentioned in last year’s letter that this flood of money might only be temporary and investors should be careful about chasing this bubble. Well, I was wrong, as was the conventional Wall Street wisdom. Interest rates are still low, pushing up asset prices; yet there is an increasing uneasiness that something is structurally broken in the real-world economy. As the global imbalance between the financial economies and the real economies plays out, it has the potential to create unfortunate geopolitical issues—even if the U.S. continues a modest recovery. For example, as oil prices tumble, Russia and Middle Eastern countries may be challenged to finance basic public needs, exacerbating the existing turmoil.

There is a need for what people like IMF Chief Christine Lagarde and Nobel economist Paul Krugman have been urging: increased public investment and spending on the infrastructure that makes for a sustainable future. This doesn’t necessarily mean fixing bridges and roads. It can mean research and development spending on healthcare to create future affordability. It can mean investments in education, including job training, for those who want more than minimum wage employment. It can mean accelerating alternative energy deployments, including energy efficiency, through cheap financings. These are all public goods that increase the true wealth of our society. It’s so unfortunate that the U.S. political system hasn’t yet been able to rise to the opportunity.

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Community Investing

One way your funds address this situation is by setting the example. Many of our Funds participate in Calvert’s High Social Impact Investing program, administered by the Calvert Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments in communities, to address issues of social justice and environmental sustainability.

While community investing has been around for decades, it’s now moving into the mainstream as major foundations and institutional investors recognize the power of investing for both financial and societal returns. In June, the Clinton Global Initiative conference announced Calvert Foundation’s Ours To Own initiative. Ours To Own is a national campaign to revitalize affected areas of key U.S. cities through small business lending and equitable urban development. Your dollars, through Ours to Own, help support small businesses like Olu’s Home, which provides residential and in-home services to the elderly and persons with developmental disabilities or mental illness. Businesses like this contribute to a vibrant and economically just urban ecology.

Funded in part through our Funds’ Community Investment (CI) note investments, the Calvert Foundation also recently closed a round of funding to organizations that empower women through their programs and governance structures. The Women Investing in Women Initiative (WIN-WIN) ultimately benefitted more than 19,000 women through education, access to financing, and affordable housing.

Special Equities

A modest but important portion of certain funds is allocated to small private companies developing products or services that address important sustainability or environmental issues facing our society.

One recent investment was in Africa Renewable Energy Fund, L.P. The Fund makes equity investments in renewable energy projects in several sub-Saharan countries, focusing on wind, small hydro, solar photovoltaic, and potentially some geothermal and biomass production. We think it will be an important addition to energy infrastructure in Africa and in sustainably addressing energy supply gaps on the continent.

Another investment, Owl Ventures, L.P., is a social enterprise educational technology venture fund here in the U.S. Owl seeks to invest in early-stage investment opportunities in innovative education technology in the K-12 market with proven student performance data. Owl intends to earn a good financial return while at the same time helping to boost the learning achievement outcomes for students across America.

Divestment vs. Reinvestment

Many of you have heard of the Divest/Reinvest movement, of which Calvert is a part of the discussion. At Calvert Investments, we share the frustration expressed by the growing fossil fuels divestment movement with the slow and uneven progress in addressing global climate change. Committed supporters of divestment have rightly focused on the severity of climate change and the urgency of addressing it. Divestment is a valid choice, but so, too, is active ownership that challenges companies to curb carbon emissions and to point us toward a renewable energy economy. What we find unacceptable is for investors to stand on the sidelines – failing to exercise our rights as shareholders to push companies to address this growing crisis.

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The rigorous environmental, social, and governance (ESG) analysis conducted by our investment teams has resulted in low or no carbon exposure in many of our portfolios. For portfolios that have carbon exposure, we leverage our position as an active shareowner to engage and advocate for improvements in company climate policies and footprints.

We believe Calvert Investments and other active owners can help accelerate the transition to low-carbon U.S. and global economies. Therefore, we recognize the opportunity that natural gas presents as a bridge fuel in the short term, provided that carbon emissions are below those of other fossil fuels and that hydraulic fracturing (“fracking”) practices are altered to diminish environmental and public health risks, and that, at the same time, we encourage a further transition from natural gas to renewable energy. That’s why we offer products such as the Calvert Global Alternative Energy Fund, which invests in companies that are pushing the boundaries of energy innovation and efficiency.

When companies with fossil fuel reserves are included in Calvert’s portfolios, our advocacy includes pressing them to report and reduce greenhouse gas (GHG) emissions, expand investments in alternative energy, and support constructive climate change public policy. The Calvert Sustainability Research Department (CSRD) applies decades of advocacy experience to improve companies’ policies and performance. In fact, Calvert asks companies in all industries to adopt these approaches to climate change mitigation.

Your support of the Funds has made this difference happen. We thank you and continue to be rewarded with the challenges of our collective mission.

D. Wayne Silby, Founding Chair
Calvert Social Funds
October 2014

As of September 30, 2014, Calvert Social Investment Foundation (“Calvert Foundation” or “Foundation”) Community Investment Notes represented the following percentages of Fund net assets: Calvert Balanced Portfolio 0.63%, Calvert Equity Portfolio 0.37%, and Calvert Bond Portfolio 0.04%. The Calvert Foundation is a 501(c)(3) nonprofit organization. The Foundation’s Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Investments-sponsored investment product.

As of September 30, 2014, the following companies represented the following percentages of Portfolio net assets: Africa Renewable Energy Fund, L.P. 0.00% of Calvert Equity Portfolio and 0.01% of Calvert International Equity Fund; and Owl Ventures, L.P., 0.00% of Calvert Equity Portfolio. Holdings are subject to change.

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Barbara Krumsiek
President and CEO of Calvert Investments

Dear Calvert Shareholder,

For the 12 months ended September 30, 2014, the U.S. economy continued to improve. It has largely recovered, is going into an expansion phase, and is expected to continue to grow through the end of 2014 and into 2015. After recovering from a weak first-quarter caused by severe weather across the country, trends in the U.S. economy included a continued low interest-rate environment and declines in the unemployment rate. Economic growth was slower in Europe, Japan, and China, which were weighed down by further deterioration of macroeconomic data from Europe and growing concerns that China’s economic slowdown could negatively impact global economic growth. Global disruptions, including geopolitical conflicts, have been largely ignored to date by investors, while renewed investor and consumer confidence is high due to robust economic data and earnings data in the U.S. and supported by the U.S. Federal Reserve (the Fed) and central banks around the world continuing to maintain accommodative monetary policies.

While interest rates will likely remain low or rise very gradually over the near term, the Fed tapering with accompanying higher interest rates and continued accommodative language, an improving U.S. economy, and healthy earning and sales growth are expected to favor stocks over bonds over the long term. Overall, investors have become more risk tolerant assisted by accommodative global monetary policy. Volatility remained low throughout the year, but we did see an uptick at the end of the third quarter on fears that a global economic slowdown could also impact the U.S. recovery.

Calvert Women’s Principles® (CWP)

December 20, 2014, officially marks the 10-year anniversary of the Calvert Women’s Principles®, an important milestone in Calvert’s leadership in the women and investing space. In November, we will release our findings in the Women Investors Survey, the release of the latest Diversity Report, and a new article for CWP’s anniversary including a history, a look back at its implementation through Women’s Empowerment Principles (United Nations) and Gender Equality Principles (City of San Francisco), and the future of the program. Information about all our CWP events are available on Calvert’s website.

Calvert Global Water Fund

The Calvert Global Water Fund continues to garner attention and results, and its Class Y Shares recently won a Lipper Award1 for 2014 (Best Performing Fund among 105 funds in the Global Natural Resources Funds classification for the 3-year period ended December 31, 2013). We launched the Water fund in 2008 to give investors access to a broad array of companies around the world whose primary focus is on water. The Fund’s holdings span every sub-sector of the water cycle, including the collection, treatment, and distribution of water and includes sector holdings in water infrastructure, utilities, and technologies. I would encourage you visit the Calvert Water Website, www.calvert.com/water, where you can find the Water: Be a Part of the Solution video, the H2Alpha webinar, and the Water Investing app. This Fund is an example of our commitment to environmental, social, and governance (ESG) integration within our Funds.

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Moving Forward

The end of 2014 will see my retirement as president and CEO of Calvert Investments. As CEO for more than 17 years, I have seen our business grow from primarily money market assets to a firm that has over $13.5 billion in Assets Under Management (AUM) in mutual funds that address many social issues. My plan moving forward is to become the Founding Chair of the forthcoming, soon to be launched Calvert institute, which will promote the growth of sustainable and responsible investing (SRI) through research, advocacy, and fostering innovation in the field of sustainable investing. In addition, I will continue serving on the Board of Calvert and as chair until May 2015. John Streur joined the Calvert family as CEO-Elect in late October and will take the reins full-time as CEO on January 1, 2015.

Stay Informed in the Months Ahead

Maintaining a well-diversified mix of U.S. and international stocks, bonds, and cash—appropriate for your goals and risk tolerance—is one of the best ways to mitigate the effects of an uneven recovery in the economy and markets. Of course, we recommend consulting your financial advisor if you have questions or concerns about your investments. We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals.

As always, we thank you for investing with Calvert.

Barbara Krumsiek

President and CEO of Calvert Investments, Inc.

October 2014

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Investment Distributors, Inc., member, FINRA, and subsidiary of Calvert Investments, Inc.

1. Lipper Fund Awards are granted annually to the funds in each Lipper classification that achieve the highest score for Consistent Return, a measure of funds’ historical risk-adjusted returns, relative to peers. Scores for Consistent Return are computed for all Lipper global classifications with ten or more distinct portfolios. The scores are subject to change every month and are calculated over 36, 60, and 120 month periods. The highest 20% of funds in each classification are named Lipper Leaders for Consistent Return. The highest Lipper Leader for Consistent Return within each eligible classification determines the fund classification winner over three, five, or ten years.

Source: Lipper, a Thomson Reuters company.

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As always, Calvert continues to work hard to ensure you have a say in the responsible management of environmental, social, and governance (ESG) factors for the companies in which we invest. Below are highlights of our accomplishments during the reporting period.

Shareholder Advocacy

Calvert filed 31 shareholder proposals for the 2014 proxy season on a variety of issues, including board diversity, greenhouse gas (GHG) emissions reductions, and sustainability reporting. Calvert shareholder proposals filed during the 2013/2014 season resulted in the following company commitments:

• PACCAR, a designer and manufacturer of trucks, committed to report to the Carbon Disclosure Project and set goals for reducing the GHG emissions from its trucks and manufacturing operations.

• Polaris, a maker of motorcycles, off-road vehicles, and small electric vehicles, agreed to produce a sustainability plan and strategy for goal-defined company-wide emissions reductions.

• Capital One, the well-known diversified bank, has said it will reduce its GHG emissions 25% by 2020, and increase its environmentally-preferred paper use to 70% by the end of 2014.

Public Policy Initiatives

Power Forward 2.0

Calvert, in conjunction with Ceres, the World Wildlife Federation, and David Gardiner & Associates, published Power Forward 2.0: How American Companies Are Setting Clean Energy Targets and Capturing Greater Business Value, which found that 215 of the companies in the Fortune 500 (43%) have set climate and/or clean energy targets. Other key findings include that 53 Fortune 100 companies report savings of $1.1 billion annually through energy efficiency and renewable energy. These companies are reducing emissions equivalent to taking 15 coal plants offline.

The initial 2012 Power Forward report showed that a majority of Fortune 100 companies had set commitments to renewable energy, GHG emissions reductions, or both. The report attracted press coverage by USA Today, The Huffington Post, Bloomberg, and was referenced in testimony to the Senate Budget Committee. The Guardian listed the report as one of the “10 reasons to be hopeful that we will overcome climate change.”

UN Climate Summit

In September, Calvert joined global leaders from 160 countries to participate in the UN Climate Summit, calling on policymakers, business leaders, and other investors to take immediate steps to address the material financial risks created by climate change. The

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Summit was the start of a critical 15-month period of international negotiations leading up to the UNFCCC Conference of Parties in Paris, December 2015, which will strive for a global agreement between governments that establishes major cuts to GHG emissions.

ESG Integration and Fixed Income

The United Nations-supported Principles for Responsible Investment (PRI) is an international network of investors working toward incorporating ESG issues into investment practices across asset classes. The PRI published the Fixed Income Investor Guide, highlighting examples of strategies to incorporate ESG integration and engagement in fixed-income asset classes. Material is sourced from the PRI’s Reporting Framework, extensive research, and interviews with signatories, including Calvert Investments. Chief Investment Officer Cathy Roy and Senior Credit Analyst Kim Nguyen-Taylor are among the experts who are quoted and provided material input, including a case study.

Conflict Minerals Due Diligence Reporting

Investors and consumers are increasingly calling on companies to identify and mitigate human rights-related risks in their supply chains. A major step forward in this continuing effort was companies’ filing of more than 1,300 conflict minerals due diligence reports to the Securities and Exchange Commission in June 2014. Several Calvert holdings, including Advanced Micro Devices, Apple, General Electric, Hewlett-Packard, Intel, and Microsoft, demonstrated exemplary approaches to this due diligence reporting. In filing the disclosures, companies complied with an SEC rule developed according to Dodd-Frank Section 1502. This law requires disclosure by companies that use gold, tin, tantalum, and tungsten in their products to determine whether such metals originate from particular mines in the Democratic Republic of the Congo (DRC) or adjoining countries that have been used to fuel a nearly two-decade long war in the region.

The reporting rule allows investors to evaluate the efforts of companies in industries, ranging from electronics and auto parts to retailers and jewelers, to identify and eliminate the use of conflict minerals in their supply chains. Most importantly, the rule has diminished the use of conflict minerals and in turn could help end the conflict in the DRC. Calvert was an early supporter of this legislation and played a leading role in the SEC rule-making process as part of a multi-stakeholder coalition.

Calvert’s Signature® criteria examine corporate performance across seven broad areas of concern: Governance and Ethics, Environment, Workplace, Product Safety and Impact, International Operations and Human Rights, Indigenous Peoples’ Rights, and Community Relations. For a company to be eligible for inclusion in a Calvert Signature portfolio, it must meet the criteria in all seven categories.

As of September 30, 2014, the following companies represented the following percentages of Portfolio net assets: PACCAR 0.15% of Calvert Social Index Fund; Polaris 0.15% of Calvert Social Index Fund, 3.30% of Calvert Capital Accumulation Fund; Capital One 0.90% of Calvert Social Index Fund, 0.28% of Calvert Balanced Portfolio, 3.51% of Calvert Large Cap Core Portfolio; Advanced Mirco Devices 0.20% of Calvert Social Index Fund; Apple 4.09% of Calvert Balanced Portfolio, 6.58% of Calvert Large Cap Core Portfolio, 4.69% of Calvert Equity Portfolio, 0.47% of Calvert Bond Portfolio, 4.50% of Calvert Social Index Fund; General Electric 0%; Hewlett-Packard 0.49% of Calvert Social Index Fund; Intel 0.41% of Calvert Balanced Portfolio, 0.20% of Calvert Bond Portfolio, 1.29% of Calvert Social Index Fund; and Microsoft 0.78% of Calvert Balanced Portfolio, 4.69% of Calvert Equity Portfolio, 0.29% of Calvert Bond Portfolio, 2.85% of Calvert Social Index Fund. Holdings are subject to change.

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Performance

For the 12-month period ended September 30, 2014, Calvert Balanced Portfolio Class A shares (at NAV) returned 10.77% compared to 19.01% for its benchmark, the Russell 1000 Index.

The Portfolio’s relative underperformance versus the Russell 1000 Index was due to the Portfolio’s asset allocation strategy, which is a mix of stocks and bonds, since stocks significantly outperformed bonds during the period. The Portfolio also underperformed a blended return from the Balanced Composite Benchmark1, a mix of market indices that more closely reflects the Portfolio’s asset allocation strategy, which returned 14.09% for the period.

Stock selection hurt the equity portion of the Portfolio relative to the Russell 1000 Index, while a shorter-than-benchmark duration2 and an allocation to high yield securities detracted from the fixed-income performance relative to the Barclays U.S. Credit Index.

Investment Climate

The divergence between economic conditions in the United States and the rest of the world continued over the 12-month reporting period, and was reflected in global equity market performance. Macroeconomic data showed the U.S. economy regained its footing after a weather-induced, disappointing first quarter. In contrast, concerns about economic growth in emerging markets, especially China, and anemic economic activity in Europe, highlighted risks abroad. The 12-month period was also marked by rising geopolitical tensions across multiple regions, but the equity markets proved resilient, with most major global indices finishing in positive territory.

For the year ended September 30, 2014, the Standard and Poor’s (S&P) 500, Russell 1000, Russell 2000, MSCI EAFE, and MSCI Emerging Markets Indices returned 19.73%, 19.01%, 3.93%, 4.70%, and 4.66%, respectively.

From an investment-style perspective, growth stocks slightly outpaced value stocks, while large-capitalization stocks significantly outperformed small-cap stocks. With increases in interest rates looming in the next 6-18 months, combined with lofty asset valuations entering into 2014, it was understandable that the performance of small-cap stocks was less than stellar. Looking at sector performance, Health Care, Information Technology, and Materials were the top performers within the Russell 1000 Index, while the Consumer Discretionary, Energy, and Telecommunication Services sectors lagged.

In the fixed-income markets, U.S. bond prices and yields were buffeted by fluctuating global and U.S. economic data, geopolitical developments, and shifting central bank

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CALVERT BALANCED
PORTFOLIO
September 30, 2014

Ten Largest	% of Net
Stock Holdings	Assets
Apple, Inc.	3.9%
Wells Fargo & Co.	2.5%
FedEx Corp.	2.4%
Johnson & Johnson	2.3%
Amgen, Inc.	2.2%
Medtronic, Inc.	2.1%
McKesson Corp.	1.8%
DIRECTV	1.8%
Capital One Financial Corp.	1.7%
Time Warner Cable, Inc.	1.7%
Total	22.4%

CALVERT BALANCED
PORTFOLIO
September 30, 2014

Investment Performance
(total return at NAV*)
	6 Months	12 Months
	Ended	Ended
	9/30/14	9/30/14
Class A	3.86%	10.77%
Class B	3.28%	9.53%
Class C	3.44%	9.89%
Class I	4.12%	11.35%
Class Y**	3.97%	10.97%
Russell 1000
Index	5.80%	19.01%
Balanced
Composite
Benchmark***	4.62%	14.09%
Lipper Mixed-
Asset Target
Alloc. Growth
Funds Average	2.40%	10.58%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charges.

** Calvert Balanced Portfolio first offered Class Y shares on April 30, 2013.  Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

*** Balanced Composite Benchmark 60% Russell 1000 Index and 40% Barclays U.S. Credit Index.

policies. U.S. economic growth was choppy, with the January-March contraction of 2.1% surrounded by quarters that featured solid growth. Inflation remained tame, rising 1.6%, which is below the Federal Reserve’s (the Fed) 2% target rate.3 Over the year, unemployment rate fell from 7.2% to 5.9%, its lowest level since July 2008. For the entire 12 months, the U.S. economy probably grew in the neighborhood of 2%, in line with the average rate since the Great Recession.4 Contrary to bond market expectations, global economic uncertainty pushed longer-maturity Treasury rates lower. Consequently, it was a strong year overall for fixed-income investors. Performance in riskier markets was particularly strong, with high-yield and long-term bonds outpacing shorter-term securities, and Treasuries posting modest returns.

Accelerating Economic Recovery in the U.S.

A wide range of positive U.S. macroeconomic data pointed toward a broader-based recovery over the year, led by an improving labor market. The Purchasing Managers’ Index (PMI) showed expansion in the manufacturing sector, consumer confidence rose, and corporate earnings were strong. While the housing recovery has slowed, we believe it

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remains on a long-term, upward trajectory, with the slowdown in price appreciation leading to more affordable prices and acting as a potential tailwind for new home buyers. The Fed continued tapering throughout the year, but signaled that short-term interest rates would likely remain low for an extended period, even after the bond-buying program winds down.

Geopolitical Turmoil Intensifies

Geopolitical turmoil dominated headlines for much of the year with ongoing conflict in the Ukraine and escalating tensions in the Middle East that spurred the U.S. and partners to confront ISIS militarily. Protests in Hong Kong and uncertainty around China’s response briefly roiled the equity markets. Bucking historical trends, oil prices continued to decline despite conflict in the Middle East, Ukraine, and Russia as a combination of growing oil supply from North America and weaker global demand helped push oil prices down.

Weak Economic Growth Abroad

Business and consumer confidence in the eurozone continued to fall over the reporting period. Inflation remained dangerously low with several countries, including Greece, Spain, and Italy, experiencing deflation. The region’s economic woes spread to core euro economies as well, evident in France’s stagnating economy and Germany showing signs of strain as well.

Although European equities benefited from the European Central Bank’s pledge to add further stimulus and likely initiate an asset purchase program, the positive market reaction was short-lived. Eurozone countries have thus far proved either unwilling or unable to enact meaningful structural economic reforms.

The global implications of slower growth in China troubled investors throughout the year, as Chinese home prices fell, GDP growth slowed, and the specter of a property-bubble burst remained a concern. Although China’s Manufacturing PMI hovered in expansion territory at the end of the period, we continue to watch for further signs of stress as China transitions from an investment-driven economy to a more consumer-oriented one.

Portfolio Strategy

Asset Allocation

Our tactical decision in August 2013 to reduce the Portfolio’s allocation to fixed income and create a small cash position detracted from returns as bonds rallied during the 12-month reporting period. However, our modest, but well-timed shifts in the Portfolio’s stock, bond, and cash allocations helped offset some of the negative impact of that strategy. During the first and second quarters of 2014, following market pull-backs, we tactically re-deployed cash to both equities and fixed income, benefitting the Portfolio as both asset classes advanced through the rest of the period. Tactical asset allocation decisions were implemented through both physical (cash) re-allocations as well as with equity market index and U.S. Treasury futures contracts.

Equity

U.S. large-capitalization stocks posted impressive returns for the period, with the Russell 1000 Index returning 19.01%. While our equity allocation produced double-digit gains, our stock selection detracted from the Portfolio’s performance, relative to the Index. Stock selection was least effective within the Information Technology and Health Care

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CALVERT BALANCED
PORTFOLIO
September 30, 2014

% of Total
Asset Allocation	Investments
Equity Investments	61%
Bonds	34%
Short-Term Investments	5%
Total	100%

CALVERT BALANCED
PORTFOLIO
September 30, 2014

Average Annual Total Returns

Class A Shares	(with max. load)
One year	5.54%
Five year	9.21%
Ten year	5.09%
Class B Shares	(with max. load)
One year	4.57%
Five year	8.99%
Ten year	4.53%
Class C Shares	(with max. load)
One year	8.93%
Five year	9.37%
Ten year	4.68%
Class I Shares*
One year	11.35%
Five year	10.84%
Ten year	6.12%
Class Y Shares**
One year	10.97%
Five year	10.33%
Ten year	5.63%

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I.  For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period June 30, 2003 through December 27, 2004.

** Calvert Balanced Portfolio first offered Class Y shares on April 30, 2013. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

sectors, and most effective within Energy. Our sector allocation aided relative performance due to the Portfolio’s low exposure to the second-worst-performing sector, Energy, and a higher exposure to Health Care, the best performer.

Denbury Resources and Target Corporation were the two companies that detracted the most from Portfolio performance. Denbury, an oil and gas company, declined 17.43% for period.5 The company reduced production guidance during the period and missed analysts’ consensus earnings estimates. Big-box retailer Target performed poorly due to a breach of company data in December 2013 when computer hackers stole customers’ credit card information. In addition, Target’s entry into the Canadian market was not as successful as anticipated.

On the positive side, top performers in the Portfolio included Exterran Holdings, Apple, and DirecTV. Exterran, an oil and gas equipment-services company, returned 52% for the 12-month period on strong earnings. Apple, one of the Portfolio’s largest positions, gained 51% as the company exceeded analysts’ earnings and revenue estimates. DirecTV, a satellite TV company, gained nearly 45% during the reporting period.

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75% and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.20%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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A pending acquisition by AT&T and better-than-expected subscriber growth in U.S. and Latin America markets contributed to DirecTV’s gains.

Fixed Income

Throughout the reporting period, the Portfolio navigated a challenging fixed-income climate. The Portfolio’s shorter-than-benchmark duration, yield-curve positioning, and allocation to high-yield securities, which are not held in the Index, were the key drivers of relative underperformance versus the benchmark of Barclays U.S. Credit Index.

The market environment was particularly volatile in the second half of the reporting period. In the third quarter of 2014, lower-quality (high yield) bonds struggled relative to Treasuries, causing credit spreads to widen. A spread is the difference in yield between bonds that have the same maturity but different credit quality (e.g., a two-year Treasury and a two-year AA-rated corporate bond).

The Portfolio’s shorter-duration positioning versus the Index is a strategy we have maintained as a measure of risk protection against rising interest rates. The yield curve flattened throughout the majority of the year, with short-term interest rates rising and intermediate- and long-term rates falling. The Portfolio’s overall underweight to the long end of the yield curve ultimately detracted from performance.

The Portfolio’s fixed income hedging strategy, partially implemented with Treasury futures, which is used to manage interest-rate risk and yield-curve position, did not materially impact performance.

Overall, our asset-allocation strategies boosted Portfolio performance and helped partially offset the lagging performance from high-yield bonds. Our allocation to Banking and Finance was particularly beneficial, as was our position in out-of-benchmark securitized assets.

Outlook

If U.S. macroeconomic data remains positive, we could see a pick-up in economic activity, increases in GDP growth, and further positive earnings news. The housing market remains a key driver of economic recovery. While we don’t anticipate institutional buyer demand returning to previous levels, we believe individual U.S. homebuyers can ultimately fill the gap, and we remain optimistic about recovery for the U.S. housing market.

In the United States, the end of quantitative easing and the prospect of increased interest rates have investors worried the Fed may tighten too early and derail economic recovery, but with the Fed’s policies dependent on economic data—and little inflation pressure at the moment—there is flexibility to delay tightening. If stronger economic data adjusts market expectations, we could see a temporary spike in market volatility.

As investors get more clarity on the timing, magnitude, and the clip of interest-rate increases, we believe small-cap stocks could outperform large-caps. Small-cap earnings have shown better growth and their business models are more leveraged to U.S. recovery. Our long-term outlook for large-cap stocks, although more modest, is also positive.

We expect the dollar to continue to strengthen, which may favor U.S. securities overall. The stronger U.S. dollar and fears of economic slowdown in China could create near-term headwinds for emerging markets. One positive byproduct of China’s economic tran-

16	www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (UNAUDITED)

sition has been the winding down of the commodities super-cycle, which should make input costs cheaper and help keep inflation low.

Lower hydrocarbon-based energy prices could provide support for global economic growth and help keep inflation low. This could challenge the alternative energy industry in the near-term, but we view the transition from fossil fuels to alternative energy as inevitable, which reinforces our environmental, social, and governance (ESG) positioning with respect to the alternative energy sector.

We closely monitor extreme climate events as they may affect the growth and performance dynamics of entire regions and countries. In the U.S., extreme weather conditions erased about 1% of GDP in the first quarter of 2014. If this is a long-term trend, global markets may be in for a rude awakening.

In looking specifically at the fixed-income market environment, over the longer term, we expect the benchmark 10-year Treasury-note yield to fluctuate between 2% and 4%, influenced by trends in economic data, major central bank forward guidance, and flows in global fixed-income markets. In the shorter term, as bond yields overall remain very low, there is some downside market risk should the Fed start hiking interest rates earlier than mid-2015. In our view, money markets rates will remain pinned near zero percent well into next year.

Overall, we believe global economic growth will continue to move ahead, led by the United States, which will continue to favor the U.S. equity markets. In this environment, we believe security selection, and active management of duration and the yield curve—along with strategic asset-allocation adjustments between cash, equities, and fixed income—should be key drivers of performance going forward.

Calvert Investment Management, Inc.
October 2014

1. The Balanced Composite Benchmark is comprised of 60% Russell 1000 Index and 40% Barclays U.S. Credit Index.

2. Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in value in response to a given change in interest rates.

3. The Personal Consumption Expenditures (PCE) deflator, source: Bureau of Economic Analysis. Data available through August 2014 and measures year-over-year.

4. GDP data source: Bureau of Economic Analysis. GDP data for the last three months of the reporting period was unavailable.

5. Returns reflect the period the holding was in the portfolio.

As of September 30, 2014, the following companies represented the following percentages of Portfolio net assets: Denbury Resources 1.30%, Target 0.30%, Exterran 0.50%, Apple 3.90%, DirecTV 1.80%, and AT&T 0.3%. Holdings are subject to change.

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Performance

For the 12-month period ended September 30, 2014, Calvert Bond Portfolio (Class A shares at NAV) returned 4.66%. Its benchmark index, the Barclays U.S. Credit Index, returned 6.64% for the same period. The Portfolio’s underperformance was primarily the result of its yield-curve positioning, as well as an allocation to high-yield securities, which are not held in the Index.

Market Review

During the 12 month reporting period, U.S. bond prices and yields were buffeted by fluctuating global and U.S. economic data, geopolitical developments, and shifting central bank policies. U.S. economic growth was choppy, with the weather-induced January-March contraction of 2.1% surrounded by quarters that featured solid growth. Inflation remained tame, rising 1.6%, which is below the Federal Reserve’s (the Fed) 2% target rate.1 Low inflation is a concern as it signals subdued growth. Personal consumption and business investment were strong, while housing-sector growth disappointed, as mortgage lending practices, although improved, remained restrictive. Over the year, unemployment rate fell from 7.2% to 5.9%, its lowest level since July 2008. For the entire 12 months, the U.S. economy probably2 grew in the neighborhood of 2%, in line with the average rate since the Great Recession.3

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CALVERT BOND
PORTFOLIO
September 30, 2014

Investment Performance
(total return at NAV*)
	6 Months	12 Months
	Ended	Ended
	9/30/14	9/30/14
Class A	2.04%	4.66%
Class B	1.47%	3.50%
Class C	1.71%	3.78%
Class I	2.41%	5.35%
Class Y	2.21%	4.98%

Barclays U.S.
Credit Index	2.68%	6.64%

Lipper A Rated
Corporate Debt
Funds Average	2.58%	6.14%

	30 Days Ended
SEC Yield	9/30/13	9/30/14
Class A	1.61%	1.80%
Class B	0.68%	1.97%
Class C	0.90%	1.24%
Class I	2.27%	2.69%
Class Y	1.97%	2.27%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

CALVERT BOND
PORTFOLIO
September 30, 2014

% of Total
Economic Sectors	Investments
Corporate	68.4%
Financial Institutions	25.5%
Industrial	42.3%
Utility	0.6%
Government Related	2.7%
Agency	0.8%
Local Authority	1.1%
Supranational	0.8%
High Social Impact
Investments	0.4%
Municipal	2.1%
Education	0.4%
Government Public Service	0.5%
Health Care	0.2%
Transportation	0.5%
Utility	0.5%
Securitized	20.3%
Asset-Backed Securities	10.4%
Collateralized Mortgage	0.2%
Commercial Mortgage-
Backed Securities	7.5%
Covered	0.9%
Mortgage-Backed Pass-
Through	1.3%
Short-Term Investments	1.4%
Treasury	4.7%
Total	100%

Contrary to bond market expectations, geopolitical issues, a lower inflation outlook, and economic uncertainty pushed longer-maturity Treasury rates lower. Consequently, it was a strong year overall for fixed-income investors. Performance in riskier markets was particularly strong, with high-yield and long-term bonds outpacing shorter-term securities. The Barclays Long Credit Index rose 13.58%, the broad intermediate Barclays U.S. Credit Index returned 6.64%, and the shorter-term Barclays 1-5 Year U.S. Credit Index was up 2.23%. Over the reporting period, the Treasury market as a whole posted a modest total return of 2.3%.4 However, there was wide divergence in the direction of short- and long-term Treasury yields. The 10-year Treasury-note yield rose to a cyclical high of 3% in January, but

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CALVERT BOND
PORTFOLIO
September 30, 2014

Average Annual Total Returns

Class A Shares	(with max. load)
One year	0.73%
Five year	3.56%
Ten year	3.88%

Class B Shares	(with max. load)
One year	-0.50%
Five year	3.26%
Ten year	3.23%

Class C Shares	(with max. load)
One year	2.92%
Five year	3.54%
Ten year	3.45%

Class I Shares
One year	5.35%
Five year	5.00%
Ten year	4.91%

Class Y Shares*
One year	4.98%
Five year	4.66%
Ten year	4.45%

* Calvert Bond Portfolio first offered Class Y shares on October 31, 2008. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

finished September significantly lower at 2.52%, while yields on two-year Treasury notes rose from 0.33% to 0.58% during the period.

Overseas, as price deflation and recession threatened the eurozone, the European Central Bank implemented easing policies that drove global bond yields lower. In light of these developments, the dollar rallied and U.S. bonds became more attractive globally. The U.S. economy, credit markets, and currency proved strong relative to those of Japan, China, and Europe, where growth was disappointing.

Portfolio Strategy

Throughout the reporting period, the Portfolio navigated a challenging fixed-income climate. The Fund’s shorter-than-benchmark duration,5 yield-curve positioning, and allocation to high-yield securities, which are not held in the Index, were the key drivers of underperformance.

The market environment was particularly volatile in the second half of the reporting period. In the third quarter of 2014, lower-quality (high yield) bonds struggled relative to Treasuries, causing credit spreads to widen. A spread is the difference in yield between bonds that have the same maturity but different credit quality (e.g., a two-year Treasury and a two-year AA-rated corporate bond).

The Portfolio’s duration was 5.8 years versus 6.8 years for the Index, a positioning the Portfolio has maintained as a measure of risk protection against rising interest rates. The yield curve flattened throughout the majority of the year, with short-term interest rates rising and intermediate- and long-term rates falling. The Portfolio’s overall underweight to the long end of the yield curve ultimately detracted from performance.

The Fund’s hedging strategy, partially implemented with Treasury futures, which is used to manage interest-rate risk and yield-curve position, did not materially impact on performance.

20 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (UNAUDITED)

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares and reflect the deduction of the maximum front-end Class A sales charge of 3.75% and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.11%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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Overall, our asset-allocation strategies boosted Fund performance and helped offset the lagging performance from high-yield bonds. Our allocation to Banking and Finance was particularly beneficial, as was our position in out-of-benchmark securitized (also called mortgage-backed) assets. At the end of the reporting period, Banking and Finance accounted for 26% of the Portfolio; securitized assets made up 20%. Out-of-benchmark taxable municipal holdings were also a positive contributor.

Outlook

Looking ahead, we expect the U.S. economy will continue to expand slowly, albeit at sub-trend growth rates. Measures of labor-market slack have continued to improve, but inflation remains below the Fed’s target rate of 2%. As a result, the Fed may not be in any hurry to tighten monetary policy after its quantitative easing (QE) program ends in October 2014. While the Fed is continuing to signal an increase in the Fed funds policy rate sometime in 2015, the exact timing and pace remain uncertain. In our view, yields in the two- to five-year maturity range should continue to rise steadily as policy rate hikes approach.

The central bank may start to shrink its $4 trillion portfolio gradually after the first few policy rate hikes. In our view, it would take a financial crisis or convincing evidence of a recession and/or deflation for the Fed to engage in another program of balance-sheet expansion.

Over the longer term, we expect the benchmark 10-year Treasury-note yield to fluctuate between 2% and 4%, influenced by trends in economic data, major central bank forward guidance, and flows in global fixed-income markets. In the shorter term, as bond yields overall remain very low, there is some downside market risk should the Fed start hiking interest rates earlier than mid-2015. In our view, money markets rates will remain pinned near zero percent well into next year. In this environment, we believe security selection, and active management of duration and the yield curve, should be key drivers of performance going forward.

Calvert Investment Management, Inc.
October 2014

1. The Personal Consumption Expenditures (PCE) deflator, source: Bureau of Economic Analysis. Data available through August 2014 and measures year-over-year.

2. Assuming Q3 GDP growth at a 3% annualized pace.

3. GDP data source: Bureau of Economic Analysis. GDP data for the last three months of the reporting period was unavailable.

4. Barclays U.S. Treasury Index.

5. Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in value in response to a given change in interest rates.

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Investment Performance

For the 12 months ended September 30, 2014, the Calvert Equity Portfolio Class A Shares (at NAV) returned a solid 17.63%, yet underperformed its benchmark, the Standard & Poor’s 500 Index (S&P 500), which returned 19.73% for the period. Sector positioning helped relative performance during the period, while stock selection detracted from relative performance.

Investment Climate

We witnessed déjà vu in the equity markets again. At this time last year, we saw a double-digit increase in the S&P 500 Index, which was just below its all-time high, but it was hard to find bullish investors. This year, we find ourselves in a similar spot. On September 30, 2014, the S&P 500 Index was up almost 20% for the previous 12 months, slightly below a mid-September high, and investor enthusiasm was not plentiful.

Although they seem similar, there are important differences between last year and this year. In general, two factors push stock prices higher: earnings growth and multiple expansion. Last year, earnings growth had slowed to nearly zero. The market’s gains were the result of multiple expansion as Europe pulled back from the brink, calming global fears, and investors’ lack of enthusiasm was attributable to a lack of earnings growth.

The market’s gains during the last 12 months have been compositionally different. Earnings have accelerated along with economic growth. The market’s gains have been more about earnings growth than multiple expansion and even though it’s still tough to find many bullish investors, improved earnings have fortified investor confidence.

Twelve months ago there were questions about the durability and breadth of the U.S. economic recovery. In addition, and very importantly, the European economy was still contracting slightly. As we moved into 2014, there were two important developments: the U.S. economy accelerated modestly, and Europe crossed the line into expansion.

While U.S. economic growth is not robust, indicators have improved enough for a positive feedback loop to take effect. Employment looks solid. Housing marched higher, with

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CALVERT EQUITY
PORTFOLIO
September 30, 2014

% of Total
Economic Sectors	Investments
Consumer Discretionary	19.7%
Consumer Staples	13.3%
Energy	2.5%
Financials	12.2%
Health Care	16.2%
Industrials	8.2%
Information Technology	21.8%
Limited Partnership Interest	0.3%
Materials	2.4%
Short-Term Investments	3.0%
Venture Capital	0.4%
Total	100%

CALVERT EQUITY
PORTFOLIO
September 30, 2014

Investment Performance
(total return at NAV*)
	6 Months	12 Months
	Ended	Ended
	9/30/14	9/30/14
Class A	4.90%	17.63%
Class B	4.39%	16.53%
Class C	4.47%	16.76%
Class I	5.13%	18.23%
Class Y	5.01%	17.99%

S&P 500 Index	6.42%	19.73%

Lipper Large-Cap
Growth Funds
Average	5.65%	16.93%

Ten Largest	% of Net
Stock Holdings	Assets
Apple, Inc.	4.7%
Gilead Sciences, Inc.	4.5%
CVS Health Corp.	4.3%
QUALCOMM, Inc.	3.4%
The Coca-Cola Co.	3.2%
Costco Wholesale Corp.	2.9%
Wells Fargo & Co.	2.8%
Visa, Inc.	2.7%
Starbucks Corp.	2.7%
Lowe's Co.'s, Inc.	2.7%
Total	33.9%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charges.

strong purchase and sale turnover and remodeling activity. There is a resurgence in domestic manufacturing. Consumers have made great strides in repairing their balance sheets, and while consumer spending has not been strong, the capacity is there.

Expansion in Europe, albeit slight, also made a significant difference during the reporting period. More than 30% of the revenues of S&P 500 companies come from overseas, especially from Europe. As the U.S. and European economies strengthened, corporate America’s revenues and earnings accelerated, providing a solid foundation for the market’s rise over the last 12 months.

Portfolio Strategy

The Calvert Equity Portfolio invests in high-quality growth stocks. For us, quality companies are those with above-average consistency of earnings growth. They generally have low debt, high margins, high returns, and solid cash flow. The stocks of these companies often lag in strong markets, but they compensate by typically providing downside protection when markets hit a rough patch. Over full market cycles, we believe high-quality companies provide better risk-adjusted returns.

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During the last 12 to 18 months, speculative stocks often have led the market. In many cases, these stocks haven’t earned a profit. Despite losing money, they are growing rapidly in nascent markets, and investors expect lots of profits in years ahead. Easy monetary policies globally have fueled the ascent of these stocks, and also have contributed to record levels of mergers and acquisitions. We see parallels to the market of 1999.

Our bread and butter is adding value by picking the best combination of growth and value from our universe of high-quality stocks. It has been a difficult endeavor during the past 12 to 18 months. High-quality companies have been out of favor. As we look back, it’s a bit tough to characterize returns as having been led by offensive or defensive sectors. The Consumer Discretionary sector, which usually performs well during periods of growth, was the worst performer during the reporting period, and our overweight position hurt relative performance. On the other hand, Health Care usually holds up well in tough markets, but it was the best performer during this period of market appreciation. Our overweight in Health Care helped relative performance, as did our overweight in Technology, a cyclical sector that benefitted from economic acceleration. On balance, our sector allocation decisions helped performance.

While the Portfolio delivered attractive returns over the past 12 months, it underper-formed the benchmark because of stock selection. The Portfolio held some notable winners. Large positions in Health Care companies Allergan and Gilead delivered high double-digit return1. Allergan nearly doubled this year as positive pipeline developments were augmented by a takeover offer. Gilead continues to soar on the rollout of their widely successful Hepatitis C drug, Solvaldi. In Consumer Staples, CVS set the pace. Disney, Wells Fargo, Google, and Apple all made major contributions as well. We added to our position in Apple near the stock’s low, and were rewarded when the stock price rose about 50% in the last year.

We’re pleased with the contributions of these companies; however, since stock selection detracted from overall performance, they don’t tell the whole story. Bed Bath & Beyond, Whole Foods, and Informatica did not perform as well as expected. When we purchased Bed Bath & Beyond, we believed that its cheap valuation compensated for the challenges of competition from e-commerce. That proved not to be the case, and we sold the stock. Software firm Informatica stubbed its toe on sales-force realignment, and we sold it as well. We have stuck with Whole Foods despite its disappointing second calendar quarter results. We like the company’s position in the fast-growing natural and organic foods market. It appears we invested one quarter too early, and are working to re-confirm our investment thesis.

Sometimes relative performance is about what you didn’t own, and that was true during the reporting period. Our focus on quality means that we didn’t own smaller, speculative names, many of which performed well. In addition, we did not hold names like Altria, Lorrillard, Bank of America, Union Pacific, Intel, and others that performed well during the period. In some cases, we did not consider the names to be growth stocks. In others, the companies did not meet our quality standards.

Outlook

The current bull market is almost six years old. The good news is bull markets don’t die of old age. There’s no evidence to suggest that stocks will not rise at a modest pace for the next two to three years. Economic recoveries don’t die of old age either, and the two reinforce

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CALVERT EQUITY
PORTFOLIO
September 30, 2014

Average Annual Total Returns

Class A Shares	(with max. load)
One year	12.04%
Five year	12.50%
Ten year	7.38%

Class B Shares	(with max. load)
One year	11.53%
Five year	12.46%
Ten year	6.96%

Class C Shares	(with max. load)
One year	15.76%
Five year	12.76%
Ten year	7.09%

Class I Shares
One year	18.23%
Five year	14.21%
Ten year	8.49%

Class Y Shares*
One year	17.99%
Five year	13.98%
Ten year	8.12%

* Calvert Equity Portfolio first offered Class Y shares on October 31, 2008. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

one another. We maintain a positive view for the intermediate-term market outlook of three to five years. It’s far more difficult to say what will happen over the short-term. The bad news is that the market has not experienced a 10% correction since the fall of 2011. That’s the fifth-longest period without a correction since the 1920s. While the market could keep rising for some time, a near-term stumble cannot be ruled out.

As September drew to a close, there were issues that merited investors’ attention. Chief among these is the uneven state of the global economy. While there has been solid improvement in the United States, Europe is slipping backwards, in part because of the impact of sanctions on Russia. A softer Europe, along with slower growth in China and Brazil, means earnings growth expectations may backslide, and that could stall the U.S. market for a time.

We are likely approaching the end of the Federal Reserve’s historic monetary accommodation. The bond-buying program wraps up in October, and the Fed will likely begin tightening policy (raising short-term interest rates) by mid-2015. While this is widely expected, unpredictable results in currency and fixed-income markets cannot be ruled out. At a minimum, market volatility may increase.

Our outlook for equities remains positive, especially with regard to high-quality growth stocks, like those in the Portfolio. We see good value, good growth prospects, and a relatively clear path ahead for the companies we hold and invest in. We believe the Portfolio is well positioned to provide growth over intermediate term.

October 2014

1. Returns reflect the period the holding was in the portfolio.

As of September 30, 2014, the following companies represented the following percentages of Fund net assets: Allergan 1.78%, Gilead 4.46%, CVS 4.26%, Disney 2.30%, Wells Fargo 2.85%, Google 4.08%, Apple 4.69%, Bed Bath & Beyond 0%, Whole Foods 1.06%, Informatica 0%, Altria 0%, Lorrillard 0%, Bank of America 0%, Union Pacific 0%, and Intel 0%. Holdings are subject to change.

26	www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (UNAUDITED)

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75% and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.23%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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The Calvert Large Cap Core Portfolio Class A shares (at NAV) returned 13.72% for the 12-month period ended September 30, 2014. The Portfolio underperformed its benchmark, the Russell 1000 Index, which returned 19.01% for the period. Stock selection was the primary cause of the Fund’s underperformance relative to the Index, as high-quality stocks generally underperformed lower-quality ones.

Investment Climate

The divergence between economic conditions in the United States and the rest of the world continued over the 12-month reporting period, and was reflected in global equity market performance. Macroeconomic data showed the U.S. economy regained its footing after a weather-induced, disappointing first quarter. In contrast, concerns about economic growth in emerging markets, especially China, and anemic economic activity in Europe, highlighted risks abroad. The 12-month period was also marked by rising geopolitical tensions across multiple regions, but the equity markets proved resilient, with most major global indices finishing in positive territory.

For the year ended September 30, 2014, the Standard and Poor’s (S&P) 500, Russell 1000, Russell 2000, MSCI EAFE, and MSCI Emerging Markets Indices returned 19.73%, 19.01%, 3.93%, 4.70%, and 4.66%, respectively.

From an investment-style perspective, growth stocks slightly outpaced value stocks, while large-capitalization stocks significantly outperformed small-cap stocks. With increases in interest rates looming in the next 6-18 months, combined with lofty asset valuations entering into 2014, it was understandable that the performance of small-cap stocks was less than stellar. Looking at sector performance, Health Care, Information Technology, and Materials were the top performers within the Russell 1000 Index, while the Consumer Discretionary, Energy, and Telecommunication Services sectors lagged.

Accelerating Economic Recovery in the U.S.

A wide range of positive U.S. macroeconomic data pointed toward a broader-based recovery over the year, led by an improving labor market. The Purchasing Managers’ Index (PMI) showed expansion in the manufacturing sector, consumer confidence rose, and corporate earnings were strong. While the housing recovery has slowed, we believe it remains on a long-term, upward trajectory, with the slowdown in price appreciation leading to more affordable prices and acting as a potential tailwind for new home buyers. The Fed continued tapering throughout the year, but signaled that short-term interest rates would likely remain low for an extended period, even after the bond-buying program winds down.

28	www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (UNAUDITED)

CALVERT LARGE CAP
CORE PORTFOLIO
September 30, 2014

% of Total
Economic Sectors	Investments
Consumer Discretionary	15.0%
Consumer Staples	7.3%
Energy	6.4%
Financials	13.9%
Health Care	21.1%
Industrials	12.0%
Information Technology	13.8%
Short-Term Investments	10.0%
Telecommunication Services	0.5%
Total	100%

CALVERT LARGE CAP
CORE PORTFOLIO
September 30, 2014

Investment Performance
(total return at NAV*)
	6 Months	12 Months
	Ended	Ended
	9/30/14	9/30/14
Class A	4.15%	13.72%
Class B	3.43%	12.07%
Class C	3.75%	12.80%
Class I	4.47%	14.25%
Class Y	4.26%	13.86%

Russell 1000
Index	5.80%	19.01%

Lipper Large-Cap
Core Funds
Average	5.01%	17.41%

Ten Largest	% of Net
Stock Holdings	Assets
Apple, Inc.	6.6%
Johnson & Johnson	4.8%
Wells Fargo & Co.	4.4%
Amgen, Inc.	4.0%
FedEx Corp.	3.8%
McKesson Corp.	3.7%
DIRECTV	3.6%
Capital One Financial Corp.	3.5%
Medtronic, Inc.	3.5%
Time Warner Cable, Inc.	3.4%
Total	41.3%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charges.

Geopolitical Turmoil Intensifies

Geopolitical turmoil dominated headlines for much of the year with ongoing conflict in the Ukraine and escalating tensions in the Middle East that spurred the U.S. and partners to confront ISIS militarily. Protests in Hong Kong and uncertainty around China’s response briefly roiled the equity markets. Bucking historical trends, oil prices continued to decline despite conflict in the Middle East, Ukraine, and Russia as a combination of growing oil supply from North America and weaker global demand helped push oil prices down.

Weak Economic Growth Abroad

Business and consumer confidence in the eurozone continued to fall over the reporting period. Inflation remained dangerously low with several countries,

including Greece, Spain, and Italy, experiencing deflation. The region’s economic woes spread to core euro economies as well, particularly evident in France’s stagnating economy. Even Germany’s relatively stable economy showed signs of strain as Germany’s Manufacturing PMI slipped into contraction territory.

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Although European equities benefited from the European Central Bank’s pledge to add further stimulus and likely initiate an asset purchase program, the positive market reaction was short-lived. Eurozone countries have thus far proved either unwilling or unable to enact meaningful structural economic reforms.

The global implications of slower growth in China troubled investors throughout the year, as Chinese home prices fell, GDP growth slowed, and the specter of a property-bubble burst remained a concern. Although China’s Manufacturing PMI hovered in expansion territory at the end of the period, we continue to watch for further signs of stress as China transitions from an investment-driven economy to a more consumer-oriented one.

Portfolio Strategy

U.S. large-capitalization stocks posted impressive returns for the 12-month reporting period. While the Portfolio produced double-digit gains, it under-performed the benchmark Russell 1000 Index in an environment that did not favor our valuation discipline and orientation towards higher-quality companies. Over the last year, the Russell 1000 Value Index underperformed the Russell 1000 Growth Index by 0.26%. In the S&P 500, the High Quality Index underperformed the Low Quality Index by 4.09% for the period. Our investment process seeks stocks with attractive valuations and high-quality characteristics, such as solid earnings growth and strong balance sheets, and these types of stocks were not favored by investors during the period.

Overall, individual stock selection, particularly in the Information Technology and Health Care sectors, drove Portfolio under-performance.

CALVERT LARGE CAP
CORE PORTFOLIO
September 30, 2014

Average Annual Total Returns
Class A Shares	(with max. load)
One year	8.39%
Five year	12.84%
Ten year	5.60%
Class B Shares	(with max. load)
One year	7.12%
Five year	12.27%
Ten year	4.84%
Class C Shares	(with max. load)
One year	11.86%
Five year	12.97%
Ten year	5.19%
Class I Shares*
One year	14.25%
Five year	14.56%
Ten year	6.61%
Class Y Shares**
One year	13.86%
Five year	13.99%
Ten year	6.13%

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through April 29, 2005.

** Calvert Large Cap Core Portfolio first offered Class Y shares on April 30, 2013. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

30	www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (UNAUDITED)

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Classes A and C shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.32%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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Our stock selection was effective, however, in Industrials and Consumer Staples. Our sector allocations added to Portfolio returns as we maintained a low exposure to Energy, the second-worst performing Index sector, and a higher exposure to Health Care, the best-performing sector.

The companies that detracted the most from the Portfolio’s relative performance include Denbury Resources, Symantec Corporation, Toyota Motors, and Target Corp. Denbury, an oil and gas company, declined 17.43% for period.1 The company reduced production guidance during the period and missed analysts’ consensus earnings estimates. Symantec, a data-security firm, lowered its fiscal 2014 revenue and earnings guidance below census expectations, pushing the stock down 10.95%. Automaker Toyota struggled along with the weak automobile industry, down 5.88% for the period as it, too, failed to meet revenue and earnings estimates. Big-box retailer Target performed poorly due to a breach of company data in December 2013 when computer hackers stole customers’ credit card information. In addition, Target’s entry into the Canadian market was not been as successful as anticipated.

On the positive side, top stock performers in the Portfolio included Exterran Holdings, Apple, and DirecTV. Exterran, an oil and gas equipment-services company, returned 52% for the 12-month period on strong earnings. Apple, one of the Portfolio’s largest positions, gained 51.2% as it exceeded analysts’ earnings and revenue estimates. DirecTV, a satellite TV company, gained nearly 45% during the reporting period. A pending acquisition by AT&T and better-than-expected subscriber growth in U.S. and Latin America markets contributed to DirecTV’s gains.

Outlook

If U.S. macroeconomic data remains positive, we could see a pick-up in economic activity, increases in GDP growth, and further positive earnings news. The housing market remains a key driver of economic recovery. While we don’t anticipate institutional buyer demand returning to previous levels, we believe individual U.S. homebuyers can ultimately fill the gap, and we remain optimistic about recovery for the U.S. housing market.

In the United States, the end of quantitative easing and the prospect of increased interest rates have investors worried the Fed may tighten too early and derail economic recovery, but with the Fed’s policies dependent on economic data—and little inflation pressure at the moment—there is flexibility to delay tightening. If stronger economic data adjusts market expectations, we could see a temporary spike in market volatility.

As investors get more clarity on the timing, magnitude, and the clip of interest-rate increases, we believe small-cap stocks could outperform large-caps. Small-cap earnings have shown better growth and their business models are more leveraged to U.S. recovery. Our long-term outlook for large-cap stocks, although more modest, is also positive.

We expect the dollar to continue to strengthen, which may favor U.S. securities overall. The stronger U.S. dollar and fears of economic slowdown in China could create near-term headwinds for emerging markets. One positive byproduct of China’s economic transition has been the winding down of the commodities super-cycle, which should make input costs cheaper and help keep inflation low.

Lower hydrocarbon-based energy prices could provide support for global economic growth and help keep inflation low. This could challenge the alternative energy indus-

32	www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (UNAUDITED)

try in the near-term, but we view the transition from fossil fuels to alternative energy as inevitable, which reinforces our environmental, social, and governance (ESG) positioning with respect to the alternative energy sector.

We closely monitor extreme climate events as they may affect the growth and performance dynamics of entire regions and countries. In the U.S., extreme weather conditions erased about 1% of GDP in the first quarter of 2014. If this is a long-term trend, global markets may be in for a rude awakening.

Overall, we believe global economic growth will continue to move ahead, led by the United States, which will continue to favor the U.S. equity markets.

Calvert Investment Management, Inc.
October 2014

1. Returns reflect the period the holding was in the portfolio.

As of September 30, 2014, the following companies represented the following percentages of Portfolio net assets: Denbury Resources 2.74%, Symantec 0%, Toyota 2.54%, Target 0%, Exterran 0.94%, Apple 6.58%, DirecTV 3.63%, and AT&T 0%. Holdings are subject to change.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2014 to September 30, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The Large Cap Core Portfolio charges an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $5,000 ($1,000 for IRA accounts). If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

34	www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (UNAUDITED)

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Balanced	4/1/14	9/30/14	4/1/14 - 9/30/14
Class A
Actual	$1,000.00	$1,038.56	$6.04
Hypothetical	$1,000.00	$1,019.14	$5.98
(5% return per year before expenses)

Class B
Actual	$1,000.00	$1,032.76	$11.67
Hypothetical	$1,000.00	$1,013.59	$11.56
(5% return per year before expenses)

Class C
Actual	$1,000.00	$1,034.41	$9.97
Hypothetical	$1,000.00	$1,015.27	$9.87
(5% return per year before expenses)

Class I
Actual	$1,000.00	$1,041.22	$3.39
Hypothetical	$1,000.00	$1,021.75	$3.36
(5% return per year before expenses)

Class Y
Actual	$1,000.00	$1,039.65	$4.88
Hypothetical	$1,000.00	$1,020.28	$4.83
(5% return per year before expenses)

* Expenses for Balanced are equal to the annualized expense ratios of 1.18%, 2.29%, 1.95%, 0.66%, and 0.95% for Class A, Class B, Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

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	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Bond	4/1/14	9/30/14	4/1/14 - 9/30/14
Class A
Actual	$1,000.00	$1,020.43	$5.64
Hypothetical	$1,000.00	$1,019.49	$5.63
(5% return per year before expenses)

Class B
Actual	$1,000.00	$1,014.72	$11.06
Hypothetical	$1,000.00	$1,014.09	$11.06
(5% return per year before expenses)

Class C
Actual	$1,000.00	$1,017.11	$9.58
Hypothetical	$1,000.00	$1,015.57	$9.58
(5% return per year before expenses)

Class I
Actual	$1,000.00	$1,024.15	$2.49
Hypothetical	$1,000.00	$1,022.61	$2.49
(5% return per year before expenses)

Class Y
Actual	$1,000.00	$1,022.15	$4.49
Hypothetical	$1,000.00	$1,020.63	$4.48
(5% return per year before expenses)

* Expenses for Bond are equal to the annualized expense ratios of 1.11%, 2.19%, 1.93%, 0.49%, and 0.89% for Class A, Class B, Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

36	www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (UNAUDITED)

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Equity	4/1/14	9/30/14	4/1/14 - 9/30/14
Class A
Actual	$1,000.00	$1,048.98	$5.54
Hypothetical	$1,000.00	$1,019.66	$5.46
(5% return per year before expenses)

Class B
Actual	$1,000.00	$1,043.87	$10.50
Hypothetical	$1,000.00	$1,014.79	$10.35
(5% return per year before expenses)

Class C
Actual	$1,000.00	$1,044.72	$9.56
Hypothetical	$1,000.00	$1,015.71	$9.43
(5% return per year before expenses)

Class I
Actual	$1,000.00	$1,051.32	$3.18
Hypothetical	$1,000.00	$1,021.97	$3.13
(5% return per year before expenses)

Class Y
Actual	$1,000.00	$1,050.10	$4.35
Hypothetical	$1,000.00	$1,020.82	$4.29
(5% return per year before expenses)

* Expenses for Equity are equal to the annualized expense ratios of 1.08%, 2.05%, 1.87%, 0.62%, and 0.85% for Class A, Class B, Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

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	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Large Cap Core	4/1/14	9/30/14	4/1/14 - 9/30/14
Class A
Actual	$1,000.00	$1,041.54	$6.35
Hypothetical	$1,000.00	$1,018.85	$6.28
(5% return per year before expenses)

Class B
Actual	$1,000.00	$1,034.29	$13.62
Hypothetical	$1,000.00	$1,011.68	$13.46
(5% return per year before expenses)

Class C
Actual	$1,000.00	$1,037.55	$10.23
Hypothetical	$1,000.00	$1,015.03	$10.11
(5% return per year before expenses)

Class I
Actual	$1,000.00	$1,044.72	$3.69
Hypothetical	$1,000.00	$1,021.46	$3.65
(5% return per year before expenses)

Class Y
Actual	$1,000.00	$1,042.55	$5.36
Hypothetical	$1,000.00	$1,019.82	$5.30
(5% return per year before expenses)

* Expenses for Large Cap Core are equal to the annualized expense ratios of 1.24%, 2.67%, 2.00%, 0.72%, and 1.05% for Class A, Class B, Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

38	www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (UNAUDITED)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Calvert Social Investment Fund: We have audited the accompanying statements of net assets, of the Calvert Balanced, Bond, Equity, and Large Cap Core Portfolios (collectively the “Portfolios”), each a series of Calvert Social Investment Fund, as of September 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Balanced, Bond, Equity, and Large Cap Core Portfolios as of September 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

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BALANCED PORTFOLIO
STATEMENT OF NET ASSETS
SEPTEMBER 30, 2014

Equity Securities - 61.8%	Shares	Value
Aerospace & Defense - 0.4%
B/E Aerospace, Inc.*	31,425	$2,637,814

Air Freight & Logistics - 3.3%
FedEx Corp	97,382	15,722,324
United Parcel Service, Inc., Class B	59,646	5,862,605
		21,584,929

Automobiles - 1.2%
Toyota Motor Corp. (ADR)	69,604	8,180,558

Banks - 2.7%
JPMorgan Chase & Co	24,454	1,473,109
Wells Fargo & Co	319,431	16,568,886
		18,041,995

Beverages - 0.5%
PepsiCo, Inc	31,796	2,959,890

Biotechnology - 2.7%
Amgen, Inc	105,816	14,862,916
Gilead Sciences, Inc.*	27,985	2,979,003
		17,841,919

Capital Markets - 0.3%
Franklin Resources, Inc	34,820	1,901,520

Communications Equipment - 1.6%
Cisco Systems, Inc	337,425	8,492,987
QUALCOMM, Inc	31,760	2,374,695
		10,867,682

Consumer Finance - 2.0%
American Express Co	23,146	2,026,201
Capital One Financial Corp. (s)	138,524	11,306,329
		13,332,530

Diversified Financial Services - 0.4%
Moody's Corp	27,046	2,555,847

Diversified Telecommunication Services - 0.5%
AT&T, Inc	52,405	1,846,752
BT Group plc (ADR)	25,836	1,588,397
		3,435,149

40	www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

Equity Securities - Cont’d	Shares	Value
Electronic Equipment & Instruments - 0.3%
Jabil Circuit, Inc	81,772	$1,649,341

Energy Equipment & Services - 1.9%
Exterran Holdings, Inc	75,198	3,332,023
National Oilwell Varco, Inc	117,732	8,959,405
		12,291,428

Food & Staples Retailing - 1.2%
Costco Wholesale Corp	15,116	1,894,337
CVS Health Corp	73,241	5,829,251
		7,723,588

Food Products - 2.1%
Kellogg Co	169,297	10,428,695
McCormick & Co., Inc	27,767	1,857,612
The Hershey Co	19,985	1,907,169
		14,193,476

Health Care Equipment & Supplies - 4.6%
Becton Dickinson and Co	37,263	4,240,902
DENTSPLY International, Inc	37,142	1,693,675
Medtronic, Inc	227,441	14,089,970
St. Jude Medical, Inc	140,575	8,452,775
The Cooper Co.'s, Inc	10,907	1,698,765
		30,176,087

Health Care Providers & Services - 3.1%
Express Scripts Holding Co.*	30,659	2,165,445
HCA Holdings, Inc.*	58,880	4,152,218
McKesson Corp	60,369	11,752,033
Mednax, Inc.*	27,198	1,490,994
Quest Diagnostics, Inc	17,880	1,084,959
		20,645,649

Household Products - 1.5%
Kimberly-Clark Corp	72,303	7,777,634
The Procter & Gamble Co	27,465	2,299,919
		10,077,553

Industrial Conglomerates - 1.2%
Danaher Corp	103,266	7,846,151

Insurance - 3.0%
Aflac, Inc	30,922	1,801,206
Allianz SE (ADR)	103,565	1,669,468
American Financial Group, Inc	182,904	10,588,313
Prudential Financial, Inc	8,803	774,136
The Travelers Co.'s, Inc	53,613	5,036,405
		19,869,528

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Equity Securities - Cont’d	Shares	Value
Internet Software & Services - 1.0%
Akamai Technologies, Inc.*	49,160	$2,939,768
Google, Inc.:
Class A*	3,111	1,830,543
Class C*	3,111	1,796,167
		6,566,478

IT Services - 3.1%
DST Systems, Inc	82,155	6,894,448
International Business Machines Corp	9,040	1,716,063
Visa, Inc	11,949	2,549,558
Western Union Co	568,522	9,119,093
		20,279,162

Machinery - 3.0%
Cummins, Inc	54,499	7,192,778
Deere & Co	82,331	6,750,319
Dover Corp	71,141	5,714,756
		19,657,853

Media - 6.3%
DIRECTV*	134,826	11,665,146
Omnicom Group, Inc	112,227	7,727,951
Time Warner Cable, Inc	75,872	10,886,873
Time Warner, Inc	94,956	7,141,641
Viacom, Inc., Class B	55,250	4,250,935
		41,672,546

Multiline Retail - 0.3%
Target Corp	33,701	2,112,379

Oil, Gas & Consumable Fuels - 1.3%
Denbury Resources, Inc	585,998	8,807,550

Pharmaceuticals - 3.3%
Johnson & Johnson	145,335	15,491,258
Roche Holding AG (ADR)	166,947	6,175,369
		21,666,627

Professional Services - 0.4%
Manpowergroup, Inc	41,823	2,931,792

Semiconductors & Semiconductor Equipment - 0.4%
Intel Corp	66,135	2,302,821

Software - 1.1%
Citrix Systems, Inc.*	24,594	1,754,536
Microsoft Corp	91,198	4,227,939
Symantec Corp	56,815	1,335,721
		7,318,196

42	www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

Equity Securities - Cont’d	Shares	Value
Specialty Retail - 0.6%
The Home Depot, Inc	45,682	$4,190,867

Technology Hardware, Storage & Peripherals - 4.9%
Apple, Inc	257,908	25,984,231
EMC Corp	95,787	2,802,728
Western Digital Corp	38,073	3,705,264
		32,492,223

Textiles, Apparel & Luxury Goods - 0.6%
Nike, Inc., Class B	47,624	4,248,061

Venture Capital - 1.0%
Agraquest, Inc., Contingent Deferred Distribution (b)(i)*	1	62,284
BiddingForGood, Inc. (b)(i)*	14,049	—
CFBanc Corp. (b)(i)*	27,000	263,485
Community Bank of the Bay*	4,000	16,600
Consensus Orthopedics, Inc.:
Common Stock (b)(i)*	180,877	—
Series A-1, Preferred (b)(i)*	420,683	—
Series B, Preferred (b)(i)*	348,940	—
Series C, Preferred (b)(i)*	601,710	90,192
Environmental Private Equity Fund II, Liquidating Trust LP (b)(i)*	200,000	763
Kickboard:
Common (a)(b)(i)*	169,932	33,568
Series A, Preferred (a)(b)(i)*	1,560,476	385,328
LearnZillion, Inc.:
Series A, Preferred (b)(i)*	169,492	145,763
Series A-1, Preferred (b)(i)*	108,678	134,761
Lumni, Inc., Series B, Preferred (b)(i)*	17,265	116,366
MACH Energy:
Common (b)(i)*	20,536	344
Series A, Preferred (b)(i)*	27,977	5,630
Series B, Preferred (b)(i)*	26,575	7,308
Mobius Technologies, Inc.:
Common (b)(i)*	12,560	—
Series A-1, Preferred (b)(i)*	6,943	—
Series A-4, Preferred (b)(i)*	2,716	—
Neighborhood Bancorp (b)(i)*	10,000	—
Seventh Generation, Inc. (b)(i)*	200,295	5,448,765
Wild Planet Entertainment, Contingent Deferred Distribution (b)(i)*.	1	31,699
Wind Harvest Co., Inc. (b)(i)*	8,696	—
		6,742,856

Total Equity Securities (Cost $334,752,429)		408,802,045

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 43

	Adjusted
Venture Capital Limited Partnership Interest - 0.3%	Basis	Value
Coastal Venture Partners (b)(i)*	$57,944	$65,785
Commons Capital (b)(i)*	327,358	151,211
First Analysis Private Equity Fund IV (b)(i)*	225,317	742,997
GEEMF Partners (a)(b)(i)*	—	115,084
Global Environment Emerging Markets Fund (b)(i)*	—	422,708
Infrastructure and Environmental Private Equity Fund III (b)(i)*	55,896	121,520
Labrador Ventures III (b)(i)*	305,585	—
New Markets Growth Fund LLC (b)(i)*	225,646	—
Solstice Capital (b)(i)*	25,486	98,482

Total Venture Capital Limited Partnership Interest
(Cost $1,223,231)		1,717,787

	Principal
Venture Capital Debt Obligations - 0.2%	Amount
Rose Smart Growth Investment Fund I LP, 6.545%, 4/1/21 (b)(i)	1,000,000	1,068,202

Total Venture Capital Debt Obligations (Cost $1,000,000)		1,068,202

Asset-Backed Securities - 4.7%
American Credit Acceptance Receivables Trust:
1.64%, 11/15/16 (e)	80,448	80,567
2.84%, 5/15/19 (e)	545,000	551,221
2.39%, 11/12/19 (e)	400,000	402,138
American Homes 4 Rent:
2.75%, 6/17/31 (e)(r)	1,000,000	949,332
3.786%, 10/17/36 (e)	1,300,000	1,300,134
Avis Budget Rental Car Funding AESOP LLC, 3.04%, 3/20/19 (e)	1,050,000	1,063,318
CAL Funding II Ltd.:
3.47%, 10/25/27 (e)	202,083	201,666
3.35%, 3/27/28 (e)	1,445,000	1,450,375
California Republic Auto Receivables Trust, 1.18%, 8/15/17 (e)	226,855	227,781
Carfinance Capital Auto Trust, 3.15%, 8/15/19 (e)	750,000	762,035
CKE Restaurant Holdings, Inc., 4.474%, 3/20/43 (e)	684,250	690,593
CLI Funding V LLC, 3.29%, 6/18/29 (e)	778,624	775,474
Cronos Containers Program Ltd., 3.81%, 9/18/27 (e)	240,000	240,150
CV Mortgage Loan Trust, 4.311%, 12/25/43 (e)(r)	372,727	375,414
Dell Equipment Finance Trust, 1.80%, 6/22/20 (e)	850,000	848,467
Element Rail Leasing I LLC:
2.299%, 4/19/44 (e)	281,544	277,941
3.668%, 4/19/44 (e)	600,000	600,720
4.406%, 4/19/44 (e)	700,000	706,650
Exeter Automobile Receivables Trust, 1.49%, 11/15/17 (e)	440,640	442,108
Ford Credit Auto Owner Trust/Ford Credit, 2.41%, 11/15/25 (e)	400,000	399,022
FRS I LLC, 3.08%, 4/15/43 (e)	794,790	790,590
GLC Trust, 3.00%, 7/15/21 (e)	740,765	737,802
Global SC Finance II SRL, 2.98%, 4/17/28 (e)	1,708,083	1,695,930

44	www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	Principal
Asset-Backed Securities - Cont’d	Amount	Value
Invitation Homes Trust:
1.60%, 12/17/30 (e)(r)	$100,000	$98,115
3.904%, 6/17/31 (e)(r)	800,000	786,579
MVW Owner Trust, 2.15%, 4/22/30 (e)	332,115	333,633
OneMain Financial Issuance Trust, 2.43%, 6/18/24 (e)	400,000	399,992
Santander Drive Auto Receivables Trust, 1.94%, 3/15/18	375,000	377,862
Sierra Timeshare Receivables Funding LLC:
2.70%, 10/20/30 (e)	327,443	326,827
2.414%, 6/20/31 (e)	1,366,213	1,359,567
SLM Private Credit Student Loan Trust, 0.524%, 12/15/39 (r)	234,460	202,832
SLM Private Education Loan Trust:
2.59%, 1/15/26 (e)	400,000	400,639
3.50%, 11/15/44 (e)	1,500,000	1,452,869
SLM Student Loan Trust, 1.655%, 1/25/45 (r)	600,000	586,602
SolarCity LMC:
Series I LLC, 4.80%, 11/20/38 (e)	930,401	967,765
Series II LLC, 4.59%, 4/20/44 (e)	586,023	604,434
Series III LLC, 4.02%, 7/20/44 (e)	900,000	900,810
STORE Master Funding LLC, 4.21%, 4/20/44 (e)	1,098,167	1,112,333
SVO VOI Mortgage LLC, 2.00%, 9/20/29 (e)	538,026	537,638
TAL Advantage V LLC:
2.83%, 2/22/38 (e)	454,500	448,507
3.55%, 11/20/38 (e)	550,000	555,754
4.625%, 11/20/38 (e)	2,108,333	2,133,423
3.51%, 2/22/39 (e)	988,750	998,370
3.33%, 5/20/39 (e)	685,015	683,508
3.97%, 5/20/39 (e)	193,333	191,187
TOP-RE, Series 2013-LTR1, Class A Notes, 3.47%, 11/20/28 (e)	224,759	225,044
United Auto Credit Securitization Trust, 2.22%, 12/15/17 (e)	150,000	150,759

Total Asset-Backed Securities (Cost $31,431,183)		31,404,477

Collateralized Mortgage-Backed Obligations
(Privately Originated) - 0.6%
CAM Mortgage Trust, 2.60%, 5/15/48 (e)(r)	961,259	961,214
Fannie Mae Connecticut Avenue Securities:
3.055%, 7/25/24 (r)	700,000	658,021
3.155%, 7/25/24 (r)	100,000	94,547
CAS 2014-C02 1M2, 2.755%, 5/25/24 (r)	1,200,000	1,102,634
CAS 2014-C02 2M2, 2.755%, 5/25/24 (r)	200,000	185,322
Freddie Mac Structured Agency Credit Risk Debt Notes, 1.605%,
11/25/23 (r)	842,694	842,931
Springleaf Mortgage Loan Trust, 1.57%, 12/25/59 (e)(r)	271,256	271,101

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $4,244,140)		4,115,770

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 45

	Principal
Commercial Mortgage-Backed Securities - 2.1%	Amount	Value
COMM Mortgage Trust, 2.157%, 6/8/30 (e)(r)	$950,000	$952,582
COMM SAVA Mortgage Trust, 3.254%, 6/15/34 (e)(r)	500,000	500,184
Commercial Mortgage Pass Through Certificates:
2.504%, 6/11/27 (e)(r)	800,000	800,264
3.25%, 11/27/28 (e)(r)	183,653	184,752
EQTY 2014-INNS Mortgage Trust, 3.606%, 5/8/31 (e)(r)	1,100,000	1,101,251
Extended Stay America Trust, 3.604%, 12/5/31 (e)	820,000	831,039
GS Mortgage Securities Trust, 3.79%, 1/10/31 (e)	400,000	383,288
Hilton USA Trust:
3.714%, 11/5/30 (e)	400,000	406,383
5.609%, 11/5/30 (e)(r)	200,000	203,101
JP Morgan Chase Commercial Mortgage Securities Trust:
3.771%, 6/10/27 (e)	550,000	560,466
3.931%, 6/10/27 (e)(r)	400,000	400,561
3.754%, 6/15/29 (e)(r)	900,000	898,205
1.304%, 4/15/30 (e)(r)	550,000	549,281
Morgan Stanley Capital I Trust:
2014-CPT F, 3.56%, 7/13/29 (e)(r)	410,000	387,244
2014-CPT G, 3.56%, 7/13/29 (e)(r)	280,000	257,545
Motel 6 Trust, 2.743%, 10/5/25 (e)	1,550,000	1,549,166
ORES NPL LLC:
6.00%, 3/27/24 (e)	600,000	598,616
3.081%, 9/25/25 (e)	205,617	205,626
PFP III Ltd., 1.324%, 6/14/31 (e)(r)	599,475	600,660
VFC LLC, 2.75%, 7/20/30 (e)	474,444	474,469
WFLD Mortgage Trust, 3.88%, 8/10/31 (e)(r)	850,000	840,565
WFRBS Commercial Mortgage Trust:
3.497%, 8/15/47 (e)	530,000	430,891
4.234%, 8/15/47 (r)	530,000	519,891

Total Commercial Mortgage-Backed Securities
(Cost $13,664,063)		13,636,030

Corporate Bonds - 23.3%
Agilent Technologies, Inc., 3.20%, 10/1/22	600,000	583,138
Alliance Mortgage Investments, Inc., 12.61%, 6/1/10 (b)(r)(x)*	385,345	—
Ally Financial, Inc.:
2.434%, 12/1/14 (r)	600,000	599,321
4.625%, 6/26/15	600,000	608,340
Altera Corp., 2.50%, 11/15/18	500,000	504,530
Amazon.com, Inc.:
1.20%, 11/29/17	600,000	593,668
2.50%, 11/29/22	1,200,000	1,127,890
America Movil SAB de CV:
2.375%, 9/8/16	350,000	357,480
1.235%, 9/12/16 (r)	1,000,000	1,011,179
American Express Centurion Bank, 0.684%, 11/13/15 (r)	2,400,000	2,409,778
American Honda Finance Corp., 1.60%, 2/16/18 (e)	500,000	498,172
American Tower Corp., 3.45%, 9/15/21	600,000	588,242

46	www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	Principal
Corporate Bonds - Cont’d	Amount	Value
Amgen, Inc.:
3.45%, 10/1/20	$100,000	$103,527
5.15%, 11/15/41	800,000	844,374
Apple, Inc.:
3.45%, 5/6/24	300,000	302,983
3.85%, 5/4/43	800,000	741,793
Assured Guaranty US Holdings, Inc., 5.00%, 7/1/24	300,000	303,137
AT&T, Inc.:
2.95%, 5/15/16	500,000	516,389
1.60%, 2/15/17	500,000	503,730
2.375%, 11/27/18	300,000	302,806
2.30%, 3/11/19	725,000	727,227
3.875%, 8/15/21	400,000	419,269
4.35%, 6/15/45	1,325,000	1,217,876
Autodesk, Inc., 1.95%, 12/15/17	600,000	602,337
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.,
9.75%, 3/15/20	600,000	660,000
Bank of America Corp.:
1.274%, 1/15/19 (r)	300,000	304,278
2.60%, 1/15/19	550,000	548,929
2.65%, 4/1/19	300,000	299,080
4.125%, 1/22/24	2,300,000	2,343,944
4.00%, 4/1/24	300,000	303,126
4.20%, 8/26/24	500,000	495,676
Bank of America NA:
5.30%, 3/15/17	1,200,000	1,300,097
0.534%, 6/15/17 (r)	1,500,000	1,489,706
Bank of New York Mellon Corp., 2.40%, 1/17/17	400,000	410,837
BB&T Corp., 1.60%, 8/15/17	600,000	601,646
Becton Dickinson and Co., 3.125%, 11/8/21	250,000	255,877
Bed Bath & Beyond, Inc., 5.165%, 8/1/44	700,000	685,411
BI-LO LLC / BI-LO Finance Corp., 8.625%, 9/15/18 (e)	500,000	456,250
Boston Properties LP:
3.70%, 11/15/18	250,000	264,584
3.85%, 2/1/23	1,000,000	1,021,764
Canadian National Railway Co., 1.45%, 12/15/16	150,000	151,718
Capital One Bank:
1.20%, 2/13/17	300,000	299,347
2.25%, 2/13/19	400,000	396,412
3.375%, 2/15/23	1,200,000	1,175,695
CBS Corp., 3.375%, 3/1/22	1,000,000	1,001,411
CC Holdings GS V LLC / Crown Castle GS III Corp., 2.381%,
12/15/17	600,000	606,973
CenturyLink, Inc.:
6.45%, 6/15/21	700,000	749,000
7.65%, 3/15/42	700,000	689,500
Cisco Systems, Inc., 5.50%, 1/15/40	450,000	522,446
CIT Group, Inc., 5.25%, 3/15/18	1,975,000	2,034,250

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 47

	Principal
Corporate Bonds - Cont’d	Amount	Value
Citigroup, Inc.:
2.50%, 9/26/18	$1,800,000	$1,811,707
2.55%, 4/8/19	500,000	499,620
5.50%, 9/13/25	1,420,000	1,546,393
Consolidated Edison Company of New York, Inc., 4.45%, 6/15/20	300,000	330,789
Corning, Inc., 1.45%, 11/15/17	500,000	498,878
Costco Wholesale Corp., 1.70%, 12/15/19	600,000	585,992
Crown Castle Towers LLC, 4.883%, 8/15/40 (e)	1,300,000	1,432,924
Cummins, Inc., 4.875%, 10/1/43	550,000	611,921
CVS Pass-Through Trust, 6.036%, 12/10/28	1,017,704	1,176,983
DDR Corp., 4.75%, 4/15/18	500,000	539,394
Delphi Corp., 4.15%, 3/15/24	600,000	612,082
Delta Air Lines Pass Through Trust, 7.125%, 4/15/16 (e)	1,000,000	1,002,000
Discover Financial Services, 3.85%, 11/21/22	750,000	753,736
Discovery Communications LLC:
3.30%, 5/15/22	1,000,000	992,798
4.875%, 4/1/43	900,000	890,538
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	200,000	201,750
Dun & Bradstreet Corp., 3.25%, 12/1/17	600,000	620,356
DuPont Fabros Technology LP, 5.875%, 9/15/21	500,000	508,750
Eaton Corp.:
1.50%, 11/2/17	500,000	497,847
2.75%, 11/2/22	600,000	578,498
Ecolab, Inc., 4.35%, 12/8/21	750,000	812,533
Enterprise Products Operating LLC:
4.85%, 8/15/42	200,000	205,388
4.85%, 3/15/44	300,000	304,726
7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	1,250,000	1,412,500
EOG Resources, Inc., 2.625%, 3/15/23	600,000	572,574
ERP Operating LP, 4.625%, 12/15/21	300,000	327,273
Excalibur One 77B LLC, 1.492%, 1/1/25	196,585	187,687
Experian Finance plc, 2.375%, 6/15/17 (e)	600,000	609,302
Express Scripts Holding Co.:
4.75%, 11/15/21	300,000	327,623
3.50%, 6/15/24	600,000	587,497
FedEx Corp.:
2.625%, 8/1/22	600,000	579,387
3.875%, 8/1/42	300,000	270,213
Fidelity National Information Services, Inc., 2.00%, 4/15/18	600,000	596,305
Fifth Third Bancorp, 2.30%, 3/1/19	500,000	498,498
Ford Motor Credit Co. LLC:
4.207%, 4/15/16	750,000	784,362
3.984%, 6/15/16	700,000	733,160
4.25%, 2/3/17	200,000	212,070
0.803%, 12/6/17 (r)	600,000	600,935
2.375%, 3/12/19	250,000	247,468
5.875%, 8/2/21	700,000	804,877
General Mills, Inc., 3.15%, 12/15/21	1,500,000	1,522,708
Genworth Holdings, Inc., 4.80%, 2/15/24	1,500,000	1,538,880

48	www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	Principal
Corporate Bonds - Cont’d	Amount	Value
Gilead Sciences, Inc.:
3.70%, 4/1/24	$500,000	$510,720
4.80%, 4/1/44	500,000	525,481
GlaxoSmithKline Capital, Inc., 2.80%, 3/18/23	600,000	577,675
Goldman Sachs Group, Inc.:
3.625%, 2/7/16	700,000	723,395
6.15%, 4/1/18	875,000	986,615
4.00%, 3/3/24	2,200,000	2,215,796
Great River Energy, 5.829%, 7/1/17 (e)	397,397	427,629
Grupo Bimbo SAB de CV:
3.875%, 6/27/24 (e)	500,000	493,475
4.875%, 6/27/44 (e)	500,000	483,690
Harley-Davidson Financial Services, Inc., 2.70%, 3/15/17 (e)	1,100,000	1,130,458
HCP, Inc., 3.15%, 8/1/22	600,000	580,996
Health Care REIT, Inc., 3.75%, 3/15/23	600,000	592,382
Hercules Offshore, Inc., 8.75%, 7/15/21 (e)	500,000	435,000
Hershey Co., 1.50%, 11/1/16	150,000	152,052
Home Depot, Inc.:
2.70%, 4/1/23	600,000	580,546
4.20%, 4/1/43	600,000	591,734
Host Hotels & Resorts LP, 3.75%, 10/15/23	500,000	494,413
Howard Hughes Medical Institute, 3.50%, 9/1/23	750,000	772,729
Illinois Tool Works, Inc., 3.90%, 9/1/42	300,000	285,639
Ingredion, Inc.:
1.80%, 9/25/17	600,000	602,451
4.625%, 11/1/20	600,000	642,716
Intel Corp., 4.80%, 10/1/41	400,000	417,098
International Business Machines Corp.:
3.375%, 8/1/23	200,000	201,933
3.625%, 2/12/24	500,000	510,235
International Finance Corp., 0.625%, 11/15/16	125,000	124,595
JLL/Delta Dutch Newco BV, 7.50%, 2/1/22 (e)	500,000	504,938
John Deere Capital Corp., 1.95%, 3/4/19	150,000	149,073
Johnson Controls, Inc., 4.625%, 7/2/44	500,000	488,169
JPMorgan Chase & Co.:
6.00%, 1/15/18	600,000	675,311
2.35%, 1/28/19	600,000	597,109
3.875%, 2/1/24	600,000	614,494
3.625%, 5/13/24	2,700,000	2,681,988
3.875%, 9/10/24	150,000	147,051
Kimberly-Clark Corp., 3.70%, 6/1/43	500,000	466,110
Kinder Morgan Energy Partners LP:
4.25%, 9/1/24	300,000	296,703
5.50%, 3/1/44	300,000	300,669
5.40%, 9/1/44	300,000	295,004
Laboratory Corp. of America Holdings:
2.20%, 8/23/17	600,000	607,505
4.00%, 11/1/23	250,000	256,028
Liberty Mutual Group, Inc., 4.25%, 6/15/23 (e)	1,600,000	1,635,234

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 49

	Principal
Corporate Bonds - Cont’d	Amount	Value
Life Technologies Corp., 6.00%, 3/1/20	$500,000	$577,149
LL & P Wind Energy, Inc. Washington Revenue Bonds,
6.192%, 12/1/27 (e)	1,200,000	1,187,592
Lowe's Co.'s, Inc., 4.65%, 4/15/42	250,000	260,057
LULWA Ltd., 1.888%, 2/15/25	958,298	928,146
Macquarie Group Ltd., 3.00%, 12/3/18 (e)	200,000	204,157
Masco Corp.:
5.85%, 3/15/17	600,000	651,180
6.50%, 8/15/32	350,000	350,000
Massachusetts Institute of Technology, 3.959%, 7/1/38	600,000	608,591
Mattel, Inc.:
2.35%, 5/6/19	400,000	397,874
3.15%, 3/15/23	500,000	489,526
McDonald's Corp., 3.625%, 5/1/43	600,000	535,159
Memorial Sloan-Kettering Cancer Center, 4.125%, 7/1/52	300,000	289,999
Methanex Corp.:
3.25%, 12/15/19	600,000	609,133
5.25%, 3/1/22	1,000,000	1,099,105
Micron Technology, Inc., 5.50%, 2/1/25 (e)	300,000	294,000
Microsoft Corp.:
2.125%, 11/15/22	500,000	477,124
3.50%, 11/15/42	500,000	448,326
Morgan Stanley:
6.25%, 8/28/17	900,000	1,011,191
2.375%, 7/23/19	1,000,000	984,188
5.50%, 1/26/20	1,200,000	1,345,504
3.875%, 4/29/24	500,000	499,482
5.00%, 11/24/25	900,000	941,229
4.35%, 9/8/26	300,000	294,845
Nationwide Health Properties, Inc., 6.90%, 10/1/37	400,000	499,516
NBCUniversal Enterprise, Inc., 1.974%, 4/15/19 (e)	500,000	493,382
NBCUniversal Media LLC:
4.375%, 4/1/21	500,000	544,675
4.45%, 1/15/43	500,000	501,240
New York Life Global Funding, 1.65%, 5/15/17 (e)	200,000	201,775
NII Capital Corp.:
10.00%, 8/15/16 (q)*	300,000	85,500
7.625%, 4/1/21 (p)*	1,000,000	190,000
NIKE, Inc.:
2.25%, 5/1/23	600,000	567,152
3.625%, 5/1/43	600,000	564,392
Nissan Motor Acceptance Corp.:
1.95%, 9/12/17 (e)	150,000	151,507
2.65%, 9/26/18 (e)	500,000	509,144
2.35%, 3/4/19 (e)	650,000	650,896
Nordstrom, Inc., 4.00%, 10/15/21	300,000	320,905
North American Development Bank:
2.30%, 10/10/18	900,000	908,202
2.40%, 10/26/22	600,000	570,494

50	www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	Principal
Corporate Bonds - Cont’d	Amount	Value
NOVA Chemicals Corp., 8.625%, 11/1/19	$600,000	$627,000
Numericable Group SA, 6.00%, 5/15/22 (e)	500,000	503,750
Nuveen Investments, Inc., 9.50%, 10/15/20 (e)	600,000	696,000
NYU Hospitals Center, 4.428%, 7/1/42	500,000	483,207
Penske Truck Leasing Co. LP / PTL Finance Corp.,
2.875%, 7/17/18 (e)	300,000	306,972
Pentair Finance SA:
1.35%, 12/1/15	600,000	603,428
1.875%, 9/15/17	600,000	602,166
PepsiCo, Inc.:
2.75%, 3/5/22	300,000	294,689
2.75%, 3/1/23	300,000	289,510
Perrigo Co. plc, 5.30%, 11/15/43 (e)	300,000	323,969
Pioneer Natural Resources Co., 5.875%, 7/15/16	1,645,000	1,773,930
PNC Bank NA, 2.70%, 11/1/22	1,000,000	953,784
ProLogis LP, 6.875%, 3/15/20	253,000	298,972
Prospect Medical Holdings, Inc., 8.375%, 5/1/19 (e)	400,000	429,500
Prudential Financial, Inc.:
3.50%, 5/15/24	500,000	494,838
4.60%, 5/15/44	500,000	495,250
Quicksilver Resources, Inc., 7.125%, 4/1/16	600,000	243,000
Qwest Corp., 7.50%, 10/1/14	395,000	395,000
Regency Centers LP, 3.75%, 6/15/24	500,000	498,848
Reliance Steel & Aluminum Co., 4.50%, 4/15/23	500,000	514,019
Reynolds Group Issuer Inc / Reynolds Group Issuer LLC,
9.00%, 4/15/19	600,000	624,750
Rockwood Specialties Group, Inc., 4.625%, 10/15/20	600,000	619,500
Rogers Communications, Inc.:
3.00%, 3/15/23	600,000	571,947
5.00%, 3/15/44	600,000	611,724
Sanofi SA, 1.25%, 4/10/18	600,000	591,377
SBA Tower Trust, 3.722%, 4/15/48 (e)	1,100,000	1,090,580
Simon Property Group LP, 6.125%, 5/30/18	500,000	573,674
Spencer Spirit Holdings, Inc., 9.00%, 5/1/18 (e)	818,000	826,180
St. Jude Medical, Inc.:
2.50%, 1/15/16	1,000,000	1,021,232
3.25%, 4/15/23	500,000	494,562
Standard Chartered plc, 3.95%, 1/11/23 (e)	600,000	583,964
Stanley Black & Decker, Inc., 2.90%, 11/1/22	600,000	586,104
State Street Corp., 3.10%, 5/15/23	300,000	290,963
SunTrust Bank:
0.525%, 8/24/15 (r)	500,000	499,539
7.25%, 3/15/18	500,000	577,706
SunTrust Banks, Inc., 2.35%, 11/1/18	500,000	501,198
Sysco Corp.:
3.00%, 10/2/21	300,000	300,565
3.50%, 10/2/24	300,000	300,824
Tagua Leasing LLC, 1.581%, 11/16/24	866,536	828,450

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 51

	Principal
Corporate Bonds - Cont’d	Amount	Value
Telefonica Emisiones SAU:
3.992%, 2/16/16	$600,000	$624,355
3.192%, 4/27/18	600,000	618,820
Texas Instruments, Inc., 1.65%, 8/3/19	600,000	583,536
The Hertz Corp., 7.50%, 10/15/18	600,000	621,000
The TJX Co.'s, Inc.:
2.75%, 6/15/21	600,000	598,089
2.50%, 5/15/23	600,000	573,047
The Toronto-Dominion Bank, 1.40%, 4/30/18	400,000	393,555
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	300,000	329,277
Thomson Reuters Corp.:
4.30%, 11/23/23	300,000	313,180
5.65%, 11/23/43	300,000	333,235
Time Warner Cable, Inc., 5.50%, 9/1/41	400,000	450,272
Time Warner, Inc.:
4.05%, 12/15/23	400,000	409,942
5.375%, 10/15/41	500,000	531,150
4.90%, 6/15/42	500,000	499,651
Tyco Electronics Group SA:
2.35%, 8/1/19	300,000	299,344
3.45%, 8/1/24	300,000	300,542
United Parcel Service, Inc., 2.45%, 10/1/22	500,000	483,082
US Bancorp, 2.95%, 7/15/22	500,000	485,118
US Bank, 3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	1,500,000	1,526,316
Ventas Realty LP / Ventas Capital Corp.:
4.00%, 4/30/19	1,000,000	1,063,638
3.25%, 8/15/22	600,000	583,473
Viacom, Inc.:
3.875%, 4/1/24	1,375,000	1,369,291
5.25%, 4/1/44	500,000	516,753
Vornado Realty LP, 5.00%, 1/15/22	600,000	655,061
Wachovia Capital Trust III, 5.57%, 3/29/49 (r)	750,000	726,562
Walgreen Co., 1.80%, 9/15/17	600,000	602,169
Weingarten Realty Investors, 4.45%, 1/15/24	600,000	626,179
Wells Fargo & Co.:
1.15%, 6/2/17	1,000,000	993,642
4.10%, 6/3/26	600,000	597,891
Whirlpool Corp., 3.70%, 3/1/23	1,000,000	1,004,449
Willis Group Holdings plc, 4.125%, 3/15/16	1,000,000	1,038,673
Wisconsin Public Service Corp., 3.671%, 12/1/42	600,000	561,717
Yara International ASA, 7.875%, 6/11/19 (e)	500,000	602,940
Zoetis, Inc., 3.25%, 2/1/23	600,000	586,771

Total Corporate Bonds (Cost $153,568,763)		153,806,632

52	www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	Principal
Floating Rate Loans(d) - 0.2%	Amount	Value
Albertson's Holdings LLC:
6.25%, 8/25/19 (r)	$500,000	$495,750
6.75%, 8/25/21 (r)	500,000	496,875
BJ's Wholesale Club, Inc., 4.50%, 9/26/19 (r)	492,528	484,261

Total Floating Rate Loans (Cost $1,475,558)		1,476,886

U.S. Government Agencies
and Instrumentalities - 0.2%
Tennessee Valley Authority, 2.875%, 9/15/24	1,500,000	1,488,732

Total U.S. Government Agencies and Instrumentalities
(Cost $1,484,108)		1,488,732

Municipal Obligations - 0.7%
Connecticut Special Tax Obligation Revenue Bonds, 5.459%,
11/1/30	400,000	441,776
Government Development Bank for Puerto Rico Revenue Bonds:
3.448%, 2/1/15	300,000	293,130
4.704%, 5/1/16	575,000	494,500
New York City GO Bonds, 5.206%, 10/1/31	1,275,000	1,429,721
New York City Transitional Finance Authority Future Tax Secured
Revenue Bonds, 5.767%, 8/1/36	1,000,000	1,212,260
New York State Dormitory Authority Revenue Bonds, 5.289%,
3/15/33	500,000	573,425

Total Municipal Obligations (Cost $4,535,322)		4,444,812

High Social Impact Investments - 0.6%
Calvert Social Investment Foundation Notes, 0.25%, 7/1/17 (b)(i)(r).	4,266,666	4,182,560

Total High Social Impact Investments (Cost $4,266,666)		4,182,560

U.S. Treasury Obligations - 1.4%
United States Treasury Bonds, 3.375%, 5/15/44	6,030,000	6,225,975
United States Treasury Notes:
0.50%, 9/30/16	415,000	414,319
1.00%, 9/15/17	920,000	918,563
2.00%, 8/31/21	400,000	394,594
2.125%, 9/30/21	1,070,000	1,063,312
2.375%, 8/15/24	50,000	49,422

Total U.S. Treasury Obligations (Cost $9,012,811)		9,066,185

Sovereign Government Bonds - 0.0%
Export Development Canada, 0.875%, 1/30/17	175,000	174,975
Kommunalbanken AS, 0.75%, 11/21/16 (e)	100,000	99,897

Total Sovereign Government Bonds (Cost $274,766)		274,872

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 53

	Principal
Time Deposit - 5.2%	Amount	Value
State Street Bank Time Deposit, 0.069%, 10/1/14	$34,467,833	$34,467,833

Total Time Deposit (Cost $34,467,833)		34,467,833

TOTAL INVESTMENTS (Cost $595,400,873) - 101.3%		669,952,823
Other assets and liabilities, net - (1.3%)		(8,513,257)
Net Assets - 100%		$661,439,566

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 16,991,821 shares outstanding		$489,219,548
Class B: 122,852 shares outstanding		5,326,589
Class C: 1,511,221 shares outstanding		45,955,232
Class I: 1,299,772 shares outstanding		40,423,414
Class Y: 97,612 shares outstanding		3,267,340
Undistributed net investment income		211,347
Accumulated net realized gain (loss) on investments
and foreign currency transactions		2,556,487
Net unrealized appreciation (depreciation)		74,479,609
Net Assets		$661,439,566

Net Asset Value Per Share
Class A (based on net assets of $561,808,673)		$33.06
Class B (based on net assets of $3,987,658)		$32.46
Class C (based on net assets of $48,814,271)		$32.30
Class I (based on net assets of $43,579,144)		$33.53
Class Y (based on net assets of $3,249,820)		$33.29

Futures	Number of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
Purchased:
10 Year U.S. Treasury Notes	30	12/14	$3,739,219	($27,266)
30 Year U.S. Treasury Bonds	45	12/14	6,205,781	(79,309)
Ultra U.S. Treasury Bonds	6	12/14	915,000	(12,028)
Total Purchased				($118,603)

Sold:
2 Year U.S. Treasury Notes	48	12/14	$10,504,500	$1,561
5 Year U.S. Treasury Notes	147	12/14	17,383,899	44,701
Total Sold				$46,262

See notes to statements of net assets and notes to financial statements.

54 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

BOND PORTFOLIO
STATEMENT OF NET ASSETS
SEPTEMBER 30, 2014

	Principal
Asset-Backed Securities - 11.9%	Amount	Value
American Credit Acceptance Receivables Trust:
1.64%, 11/15/16 (e)	$289,611	$290,043
2.84%, 5/15/19 (e)	1,965,000	1,987,430
2.39%, 11/12/19 (e)	1,450,000	1,457,749
American Homes 4 Rent:
2.75%, 6/17/31 (e)(r)	3,500,000	3,322,662
3.786%, 10/17/36 (e)	4,400,000	4,400,453
Avis Budget Rental Car Funding AESOP LLC, 3.04%, 3/20/19 (e)	3,700,000	3,746,931
CAL Funding II Ltd., 3.35%, 3/27/28 (e)	4,250,000	4,265,810
CKE Restaurant Holdings, Inc., 4.474%, 3/20/43 (e)	2,443,750	2,466,404
CLI Funding V LLC, 3.29%, 6/18/29 (e)	2,725,183	2,714,160
Cronos Containers Program Ltd., 3.81%, 9/18/27 (e)	880,000	880,548
CV Mortgage Loan Trust, 4.311%, 12/25/43 (e)(r)	1,025,000	1,032,389
Dell Equipment Finance Trust, 1.80%, 6/22/20 (e)	3,000,000	2,994,591
Element Rail Leasing I LLC:
2.299%, 4/19/44 (e)	1,032,329	1,019,115
3.668%, 4/19/44 (e)	1,900,000	1,902,280
4.406%, 4/19/44 (e)	2,200,000	2,220,900
FRS I LLC, 3.08%, 4/15/43 (e)	3,651,064	3,631,772
GLC Trust, 3.00%, 7/15/21 (e)	2,500,083	2,490,083
Global SC Finance II SRL, 2.98%, 4/17/28 (e)	3,047,083	3,025,403
Invitation Homes Trust:
1.60%, 12/17/30 (e)(r)	300,000	294,344
3.904%, 6/17/31 (e)(r)	2,800,000	2,753,027
MVW Owner Trust, 2.15%, 4/22/30 (e)	1,173,003	1,178,363
Navitas Equipment Receivables LLC, 1.95%, 11/15/16 (e)	1,327,751	1,327,720
OneMain Financial Issuance Trust, 2.43%, 6/18/24 (e)	1,400,000	1,399,972
Santander Drive Auto Receivables Trust, 1.94%, 3/15/18	1,450,000	1,461,065
Sierra Timeshare Receivables Funding LLC:
2.70%, 10/20/30 (e)	1,131,166	1,129,040
2.414%, 6/20/31 (e)	4,280,799	4,259,977
SLM Private Credit Student Loan Trust, 0.524%, 12/15/39 (r)	781,534	676,108
SLM Private Education Loan Trust:
2.59%, 1/15/26 (e)	1,400,000	1,402,236
3.00%, 5/16/44 (e)	2,000,000	1,937,250
3.50%, 11/15/44 (e)	4,950,000	4,794,466
SLM Student Loan Trust, 1.655%, 1/25/45 (r)	2,200,000	2,150,874
SolarCity LMC:
Series I LLC, 4.80%, 11/20/38 (e)	3,721,603	3,871,058
Series III LLC, 4.02%, 7/20/44 (e)	3,200,000	3,202,880
STORE Master Funding LLC, 4.21%, 4/20/44 (e)	3,893,500	3,943,726
SVO VOI Mortgage LLC, 2.00%, 9/20/29 (e)	2,152,104	2,150,552
TAL Advantage V LLC:
3.55%, 11/20/38 (e)	1,925,000	1,945,137

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 55

	Principal
Asset-Backed Securities - Cont’d	Amount	Value
TAL Advantage V LLC: - Cont’d
3.51%, 2/22/39 (e)	$3,578,333	$3,613,147
3.33%, 5/20/39 (e)	2,446,483	2,441,101
3.97%, 5/20/39 (e)	676,667	669,156
TOP-RE, Series 2013-LTR1, Class A Notes, 3.47%, 11/20/28 (e)	618,087	618,872

Total Asset-Backed Securities (Cost $91,102,428)		91,068,794

Collateralized Mortgage-Backed Obligations
(Privately Originated) - 2.0%
CAM Mortgage Trust, 2.60%, 5/15/48 (e)(r)	3,124,091	3,123,947
Fannie Mae Connecticut Avenue Securities:
3.055%, 7/25/24 (r)	2,600,000	2,444,078
3.155%, 7/25/24 (r)	400,000	378,182
CAS 2014-C02 1M2, 2.755%, 5/25/24 (r)	4,200,000	3,859,220
CAS 2014-C02 2M2, 2.755%, 5/25/24 (r)	800,000	741,290
Freddie Mac Structured Agency Credit Risk Debt Notes:
1.605%, 11/25/23 (r)	1,769,658	1,770,155
2.354%, 9/25/24 (r)	1,000,000	990,288
JP Morgan Mortgage Trust, 2.587%, 9/25/35 (r)	1,025,280	1,020,225
Springleaf Mortgage Loan Trust, 1.57%, 12/25/59 (e)(r)	1,030,774	1,030,185

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $15,841,631)		15,357,570

Commercial Mortgage-Backed Securities - 5.5%
COMM Mortgage Trust, 2.157%, 6/8/30 (e)(r)	3,500,000	3,509,513
Commercial Mortgage Pass Through Certificates:
2.504%, 6/11/27 (e)(r)	2,700,000	2,700,891
3.25%, 11/27/28 (e)(r)	505,047	508,067
EQTY 2014-INNS Mortgage Trust, 3.606%, 5/8/31 (e)(r)	3,600,000	3,604,093
Extended Stay America Trust, 3.604%, 12/5/31 (e)	3,270,000	3,314,021
GRACE Mortgage Trust, 3.71%, 6/10/28 (e)(r)	400,000	371,751
GS Mortgage Securities Trust, 3.79%, 1/10/31 (e)	1,400,000	1,341,509
Hilton USA Trust:
3.714%, 11/5/30 (e)	1,200,000	1,219,149
5.609%, 11/5/30 (e)(r)	800,000	812,403
JP Morgan Chase Commercial Mortgage Securities Trust:
3.771%, 6/10/27 (e)	1,750,000	1,783,301
3.931%, 6/10/27 (e)(r)	1,200,000	1,201,684
3.754%, 6/15/29 (e)(r)	3,000,000	2,994,018
1.304%, 4/15/30 (e)(r)	2,000,000	1,997,386
Morgan Stanley Capital I Trust, 3.56%, 7/13/29 (e)(r)	960,000	883,012
Motel 6 Trust, 2.743%, 10/5/25 (e)	3,350,000	3,348,198
ORES NPL LLC:
6.00%, 3/27/24 (e)	2,000,000	1,995,386
3.081%, 9/25/25 (e)	822,467	822,506
PFP III Ltd., 1.324%, 6/14/31 (e)(r)	2,098,164	2,102,310
VFC LLC, 2.75%, 7/20/30 (e)	1,660,554	1,660,640

56	www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	Principal
Commercial Mortgage-Backed Securities - Cont’d	Amount	Value
WFLD Mortgage Trust, 3.88%, 8/10/31 (e)(r)	$2,700,000	$2,670,030
WFRBS Commercial Mortgage Trust:
3.497%, 8/15/47 (e)	1,780,000	1,447,142
4.234%, 8/15/47 (r)	1,780,000	1,746,050

Total Commercial Mortgage-Backed Securities
(Cost $42,101,755)		42,033,060

Corporate Bonds - 69.9%
Agilent Technologies, Inc., 3.20%, 10/1/22	2,000,000	1,943,794
Alliance Mortgage Investments, Inc., 12.61%, 6/1/10 (b)(r)(x)*	481,681	—
Ally Financial, Inc.:
2.434%, 12/1/14 (r)	2,400,000	2,397,283
4.625%, 6/26/15	2,000,000	2,027,800
Altera Corp., 2.50%, 11/15/18	2,000,000	2,018,122
Amazon.com, Inc.:
1.20%, 11/29/17	2,000,000	1,978,892
2.50%, 11/29/22	2,000,000	1,879,816
America Movil SAB de CV:
2.375%, 9/8/16	2,000,000	2,042,740
1.235%, 9/12/16 (r)	1,500,000	1,516,768
4.375%, 7/16/42	1,000,000	929,745
American Honda Finance Corp.:
2.125%, 2/28/17 (e)	3,000,000	3,063,210
1.60%, 2/16/18 (e)	1,200,000	1,195,614
American National Red Cross, 5.567%, 11/15/17	1,500,000	1,656,780
American Tower Corp.:
3.45%, 9/15/21	2,650,000	2,598,068
4.70%, 3/15/22	1,500,000	1,570,212
Amgen, Inc.:
3.45%, 10/1/20	500,000	517,637
5.15%, 11/15/41	900,000	949,920
Apple, Inc.:
3.45%, 5/6/24	1,500,000	1,514,916
3.85%, 5/4/43	2,250,000	2,086,292
Assured Guaranty US Holdings, Inc., 5.00%, 7/1/24	1,000,000	1,010,457
AT&T, Inc.:
1.60%, 2/15/17	1,500,000	1,511,190
2.375%, 11/27/18	1,000,000	1,009,355
2.30%, 3/11/19	3,000,000	3,009,216
3.875%, 8/15/21	700,000	733,721
4.35%, 6/15/45	4,450,000	4,090,226
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.,
9.75%, 3/15/20	2,000,000	2,200,000
Bank of America Corp.:
5.25%, 12/1/15	1,500,000	1,570,778
2.60%, 1/15/19	800,000	798,442
2.65%, 4/1/19	1,500,000	1,495,402
4.125%, 1/22/24	7,400,000	7,541,384

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 57

	Principal
Corporate Bonds - Cont’d	Amount	Value
Bank of America Corp.: - Cont’d
4.00%, 4/1/24	$400,000	$404,168
4.20%, 8/26/24	1,200,000	1,189,624
Bank of America NA, 5.30%, 3/15/17	11,400,000	12,350,920
Bank of Montreal, 2.625%, 1/25/16 (e)	4,930,000	5,058,870
Bank of New York Mellon Corp., 2.40%, 1/17/17	2,000,000	2,054,184
BB&T Corp., 1.60%, 8/15/17	2,000,000	2,005,488
Becton Dickinson and Co., 3.125%, 11/8/21	1,475,000	1,509,673
Bed Bath & Beyond, Inc., 5.165%, 8/1/44	2,000,000	1,958,318
BI-LO LLC / BI-LO Finance Corp., 8.625%, 9/15/18 (e)	2,200,000	2,007,500
Boston Properties LP, 3.80%, 2/1/24	2,000,000	2,006,426
Caisse Centrale Desjardins, 2.55%, 3/24/16 (e)	2,000,000	2,054,832
Canadian National Railway Co.:
1.45%, 12/15/16	1,725,000	1,744,756
2.85%, 12/15/21	750,000	756,428
Capital One Bank:
1.20%, 2/13/17	2,000,000	1,995,644
2.25%, 2/13/19	1,000,000	991,030
3.375%, 2/15/23	4,000,000	3,918,984
CBS Corp., 3.375%, 3/1/22	2,000,000	2,002,822
CC Holdings GS V LLC / Crown Castle GS III Corp.,
3.849%, 4/15/23	1,000,000	983,639
CenturyLink, Inc.:
6.45%, 6/15/21	3,150,000	3,370,500
7.65%, 3/15/42	2,600,000	2,561,000
Cisco Systems, Inc., 5.50%, 1/15/40	1,200,000	1,393,188
CIT Group, Inc.:
4.25%, 8/15/17	1,000,000	1,010,000
5.25%, 3/15/18	6,875,000	7,081,250
Citigroup, Inc.:
2.50%, 9/26/18	6,200,000	6,240,325
2.55%, 4/8/19	2,000,000	1,998,480
5.50%, 9/13/25	4,900,000	5,336,144
Consolidated Edison Company of New York, Inc., 4.45%, 6/15/20	1,675,000	1,846,905
Corning, Inc., 1.45%, 11/15/17	1,200,000	1,197,308
Costco Wholesale Corp., 1.70%, 12/15/19	4,000,000	3,906,616
Crown Castle Towers LLC:
5.495%, 1/15/37 (e)	3,000,000	3,211,326
4.883%, 8/15/40 (e)	2,000,000	2,204,498
Cummins, Inc., 4.875%, 10/1/43	1,500,000	1,668,876
CVS Pass-Through Trust, 6.036%, 12/10/28	2,348,548	2,716,115
DDR Corp., 4.75%, 4/15/18	3,000,000	3,236,367
Delphi Corp., 4.15%, 3/15/24	2,000,000	2,040,272
Delta Air Lines Pass Through Trust:
6.75%, 5/23/17	1,000,000	1,052,500
7.125%, 4/15/16 (e)	3,500,000	3,507,000
Discover Bank, 8.70%, 11/18/19	948,000	1,183,549
Discover Financial Services, 3.85%, 11/21/22	2,435,000	2,447,129

58	www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	Principal
Corporate Bonds - Cont’d	Amount	Value
Discovery Communications LLC:
3.30%, 5/15/22	$3,300,000	$3,276,233
3.25%, 4/1/23	500,000	485,227
4.875%, 4/1/43	2,800,000	2,770,564
DISH DBS Corp., 6.625%, 10/1/14	1,000,000	1,000,000
Dr Pepper Snapple Group, Inc.:
2.00%, 1/15/20	1,000,000	974,555
3.20%, 11/15/21	1,000,000	1,008,751
2.70%, 11/15/22	1,000,000	963,947
Dun & Bradstreet Corp., 3.25%, 12/1/17	1,500,000	1,550,889
DuPont Fabros Technology LP, 5.875%, 9/15/21	2,200,000	2,238,500
Eaton Corp.:
2.75%, 11/2/22	1,400,000	1,349,830
4.00%, 11/2/32	500,000	494,644
4.15%, 11/2/42	500,000	476,522
Ecolab, Inc.:
4.35%, 12/8/21	2,000,000	2,166,754
5.50%, 12/8/41	1,000,000	1,144,835
Enterprise Products Operating LLC:
4.85%, 8/15/42	1,300,000	1,335,025
7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	8,505,000	9,610,650
EOG Resources, Inc., 2.625%, 3/15/23	1,000,000	954,290
ERP Operating LP, 4.625%, 12/15/21	1,300,000	1,418,183
Excalibur One 77B LLC, 1.492%, 1/1/25	777,603	742,404
Experian Finance plc, 2.375%, 6/15/17 (e)	1,000,000	1,015,504
Express Scripts Holding Co.:
2.65%, 2/15/17	1,500,000	1,542,465
4.75%, 11/15/21	2,200,000	2,402,572
FedEx Corp.:
2.70%, 4/15/23	1,000,000	956,926
4.10%, 4/15/43	1,000,000	935,431
Fidelity National Information Services, Inc.:
2.00%, 4/15/18	2,000,000	1,987,682
3.50%, 4/15/23	2,000,000	1,971,258
Fifth Third Bancorp, 2.30%, 3/1/19	1,200,000	1,196,396
FMC Technologies, Inc.:
2.00%, 10/1/17	1,000,000	1,007,714
3.45%, 10/1/22	1,000,000	982,304
Ford Motor Credit Co. LLC:
4.207%, 4/15/16	4,750,000	4,967,626
3.984%, 6/15/16	1,850,000	1,937,636
4.25%, 2/3/17	2,000,000	2,120,696
0.803%, 12/6/17 (r)	1,000,000	1,001,558
2.375%, 3/12/19	650,000	643,416
5.875%, 8/2/21	2,400,000	2,759,578
Genworth Holdings, Inc., 4.80%, 2/15/24	4,000,000	4,103,680
Gilead Sciences, Inc.:
3.70%, 4/1/24	1,200,000	1,225,727
4.80%, 4/1/44	1,400,000	1,471,347

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 59

	Principal
Corporate Bonds - Cont’d	Amount	Value
GlaxoSmithKline Capital, Inc.:
2.80%, 3/18/23	$1,000,000	$962,792
4.20%, 3/18/43	1,000,000	976,566
Goldman Sachs Group, Inc.:
6.15%, 4/1/18	8,225,000	9,274,181
4.00%, 3/3/24	5,500,000	5,539,490
Great River Energy, 5.829%, 7/1/17 (e)	1,059,726	1,140,344
Grupo Bimbo SAB de CV:
4.50%, 1/25/22 (e)	1,000,000	1,045,000
3.875%, 6/27/24 (e)	1,200,000	1,184,340
4.875%, 6/27/44 (e)	1,200,000	1,160,856
Harley-Davidson Financial Services, Inc.:
1.15%, 9/15/15 (e)	2,000,000	2,010,270
2.70%, 3/15/17 (e)	6,000,000	6,166,134
HCP, Inc., 2.625%, 2/1/20	2,000,000	1,970,760
Health Care REIT, Inc., 3.75%, 3/15/23	2,000,000	1,974,608
Hercules Offshore, Inc.:
10.25%, 4/1/19 (e)	500,000	476,250
8.75%, 7/15/21 (e)	1,500,000	1,305,000
Hershey Co., 1.50%, 11/1/16	2,640,000	2,676,110
Home Depot, Inc.:
2.70%, 4/1/23	2,000,000	1,935,152
4.20%, 4/1/43	2,000,000	1,972,448
Host Hotels & Resorts LP, 3.75%, 10/15/23	1,200,000	1,186,591
Howard Hughes Medical Institute, 3.50%, 9/1/23	3,700,000	3,812,128
Illinois Tool Works, Inc., 3.90%, 9/1/42	1,000,000	952,130
Ingredion, Inc.:
1.80%, 9/25/17	2,000,000	2,008,170
4.625%, 11/1/20	1,525,000	1,633,569
Intel Corp., 4.80%, 10/1/41	1,500,000	1,564,116
International Business Machines Corp.:
3.375%, 8/1/23	850,000	858,215
3.625%, 2/12/24	2,100,000	2,142,987
International Finance Corp., 0.625%, 11/15/16	400,000	398,703
JLL/Delta Dutch Newco BV, 7.50%, 2/1/22 (e)	1,000,000	1,009,875
John Deere Capital Corp., 1.95%, 3/4/19	900,000	894,441
Johnson Controls, Inc.:
3.625%, 7/2/24	600,000	594,963
4.625%, 7/2/44	1,500,000	1,464,507
JPMorgan Chase & Co.:
6.00%, 1/15/18	2,000,000	2,251,038
2.35%, 1/28/19	3,000,000	2,985,543
3.875%, 2/1/24	3,000,000	3,072,468
3.625%, 5/13/24	9,500,000	9,436,625
3.875%, 9/10/24	500,000	490,172
Kimberly-Clark Corp., 3.70%, 6/1/43	1,200,000	1,118,663
Kinder Morgan Energy Partners LP:
4.25%, 9/1/24	500,000	494,504
5.50%, 3/1/44	1,500,000	1,503,345

60	www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	Principal
Corporate Bonds - Cont’d	Amount	Value
Kinder Morgan Energy Partners LP: - Cont’d
5.40%, 9/1/44	$1,200,000	$1,180,014
Laboratory Corp. of America Holdings, 4.00%, 11/1/23	3,000,000	3,072,333
Life Technologies Corp., 6.00%, 3/1/20	1,900,000	2,193,166
LL & P Wind Energy, Inc. Washington Revenue Bonds,
6.192%, 12/1/27 (e)	3,600,000	3,562,776
Lowe's Co.'s, Inc., 4.65%, 4/15/42	750,000	780,171
Macquarie Group Ltd., 3.00%, 12/3/18 (e)	700,000	714,548
Masco Corp.:
4.80%, 6/15/15	2,000,000	2,047,500
5.85%, 3/15/17	2,000,000	2,170,600
Massachusetts Institute of Technology, 3.959%, 7/1/38	1,750,000	1,775,056
Mattel, Inc.:
2.35%, 5/6/19	1,300,000	1,293,092
3.15%, 3/15/23	2,200,000	2,153,912
McDonald's Corp., 3.625%, 5/1/43	1,500,000	1,337,898
Memorial Sloan-Kettering Cancer Center, 4.125%, 7/1/52	1,250,000	1,208,329
Methanex Corp.:
3.25%, 12/15/19	1,000,000	1,015,222
5.25%, 3/1/22	3,450,000	3,791,912
Micron Technology, Inc., 5.50%, 2/1/25 (e)	1,000,000	980,000
Microsoft Corp.:
2.125%, 11/15/22	1,200,000	1,145,099
3.50%, 11/15/42	1,200,000	1,075,984
Morgan Stanley:
6.25%, 8/28/17	3,500,000	3,932,411
2.375%, 7/23/19	2,000,000	1,968,376
5.50%, 1/26/20	3,500,000	3,924,386
3.875%, 4/29/24	1,800,000	1,798,133
5.00%, 11/24/25	3,500,000	3,660,335
4.35%, 9/8/26	1,400,000	1,375,944
Nationwide Health Properties, Inc., 6.90%, 10/1/37	1,600,000	1,998,064
NBCUniversal Enterprise, Inc., 1.974%, 4/15/19 (e)	1,700,000	1,677,500
NBCUniversal Media LLC:
4.375%, 4/1/21	1,700,000	1,851,895
4.45%, 1/15/43	1,700,000	1,704,214
New York Life Global Funding, 1.65%, 5/15/17 (e)	1,500,000	1,513,310
NII Capital Corp.:
10.00%, 8/15/16 (q)*	1,700,000	484,500
7.625%, 4/1/21 (p)*	5,614,000	1,066,660
NIKE, Inc.:
2.25%, 5/1/23	2,000,000	1,890,506
3.625%, 5/1/43	2,000,000	1,881,308
Nissan Motor Acceptance Corp.:
1.95%, 9/12/17 (e)	2,400,000	2,424,118
2.65%, 9/26/18 (e)	2,000,000	2,036,578
Nordstrom, Inc., 4.00%, 10/15/21	1,000,000	1,069,683
North American Development Bank:
2.30%, 10/10/18	3,100,000	3,128,250

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 61

	Principal
Corporate Bonds - Cont’d	Amount	Value
North American Development Bank: - Cont’d
2.40%, 10/26/22	$2,750,000	$2,614,766
NOVA Chemicals Corp., 8.625%, 11/1/19	1,748,000	1,826,660
Numericable Group SA, 6.00%, 5/15/22 (e)	1,200,000	1,209,000
Nuveen Investments, Inc., 9.50%, 10/15/20 (e)	2,000,000	2,320,000
NYU Hospitals Center, 4.428%, 7/1/42	1,800,000	1,739,545
Penske Truck Leasing Co. LP / PTL Finance Corp.,
4.25%, 1/17/23 (e)	3,000,000	3,084,798
PepsiCo, Inc.:
2.75%, 3/5/22	1,000,000	982,298
2.75%, 3/1/23	500,000	482,518
Perrigo Co. plc:
2.30%, 11/8/18 (e)	1,000,000	993,328
4.00%, 11/15/23 (e)	1,000,000	1,017,366
Pioneer Natural Resources Co., 5.875%, 7/15/16	7,600,000	8,195,665
PNC Bank NA:
2.70%, 11/1/22	4,000,000	3,815,136
3.80%, 7/25/23	1,000,000	1,027,091
President and Fellows of Harvard College, 3.619%, 10/1/37	1,000,000	964,347
ProLogis LP, 6.875%, 3/15/20	794,000	938,277
Prospect Medical Holdings, Inc., 8.375%, 5/1/19 (e)	1,000,000	1,073,750
Prudential Financial, Inc.:
3.50%, 5/15/24	1,200,000	1,187,611
4.60%, 5/15/44	1,900,000	1,881,952
Quicksilver Resources, Inc., 7.125%, 4/1/16	1,000,000	405,000
Regency Centers LP, 3.75%, 6/15/24	1,800,000	1,795,853
Reliance Steel & Aluminum Co., 4.50%, 4/15/23	3,000,000	3,084,114
Reynolds Group Issuer Inc / Reynolds Group Issuer LLC,
9.00%, 4/15/19	2,000,000	2,082,500
Rockwood Specialties Group, Inc., 4.625%, 10/15/20	2,500,000	2,581,250
Rogers Communications, Inc.:
3.00%, 3/15/23	2,000,000	1,906,490
5.00%, 3/15/44	2,000,000	2,039,080
Ryder System, Inc., 3.15%, 3/2/15	3,000,000	3,033,138
Sanofi SA, 1.25%, 4/10/18	2,000,000	1,971,258
SBA Tower Trust, 3.722%, 4/15/48 (e)	4,150,000	4,114,459
Simon Property Group LP:
6.125%, 5/30/18	1,200,000	1,376,816
4.125%, 12/1/21	1,000,000	1,072,473
Spencer Spirit Holdings, Inc., 9.00%, 5/1/18 (e)	3,273,000	3,305,730
St. Jude Medical, Inc.:
2.50%, 1/15/16	3,040,000	3,104,545
3.25%, 4/15/23	1,200,000	1,186,949
Standard Chartered plc, 3.95%, 1/11/23 (e)	2,000,000	1,946,548
State Street Corp., 3.10%, 5/15/23	1,500,000	1,454,816
SunTrust Bank, 0.525%, 8/24/15 (r)	1,000,000	999,078
SunTrust Banks, Inc.:
3.50%, 1/20/17	2,000,000	2,097,668
2.35%, 11/1/18	1,200,000	1,202,875

62	www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	Principal
Corporate Bonds - Cont’d	Amount	Value
Sysco Corp.:
4.35%, 10/2/34	$1,000,000	$1,014,537
4.50%, 10/2/44	500,000	503,653
TD Ameritrade Holding Corp., 5.60%, 12/1/19	2,000,000	2,313,036
Telefonica Emisiones SAU:
3.992%, 2/16/16	2,400,000	2,497,418
3.192%, 4/27/18	2,000,000	2,062,734
Texas Instruments, Inc., 1.65%, 8/3/19	2,000,000	1,945,120
The Hartford Financial Services Group, Inc., 5.125%, 4/15/22	1,000,000	1,115,345
The Hertz Corp., 7.50%, 10/15/18	2,000,000	2,070,000
The TJX Co.'s, Inc.:
2.75%, 6/15/21	2,000,000	1,993,630
2.50%, 5/15/23	2,000,000	1,910,156
The Toronto-Dominion Bank, 1.40%, 4/30/18	1,600,000	1,574,221
Thermo Fisher Scientific, Inc.:
4.15%, 2/1/24	800,000	828,288
5.30%, 2/1/44	500,000	548,795
Thomson Reuters Corp.:
4.30%, 11/23/23	500,000	521,968
5.65%, 11/23/43	500,000	555,392
Time Warner Cable, Inc., 5.50%, 9/1/41	2,250,000	2,532,780
Time Warner, Inc.:
4.05%, 12/15/23	1,000,000	1,024,856
5.375%, 10/15/41	2,650,000	2,815,098
5.35%, 12/15/43	1,000,000	1,076,894
Tyco Electronics Group SA:
1.60%, 2/3/15	1,000,000	1,003,811
2.35%, 8/1/19	500,000	498,906
3.50%, 2/3/22	1,000,000	1,022,216
3.45%, 8/1/24	500,000	500,904
United Parcel Service, Inc.:
1.125%, 10/1/17	1,000,000	993,599
2.45%, 10/1/22	1,200,000	1,159,396
US Bancorp, 2.95%, 7/15/22	1,200,000	1,164,284
US Bank, 3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	2,500,000	2,543,860
Ventas Realty LP / Ventas Capital Corp.:
4.00%, 4/30/19	2,000,000	2,127,276
4.25%, 3/1/22	3,000,000	3,126,435
3.25%, 8/15/22	1,000,000	972,455
Viacom, Inc.:
3.50%, 4/1/17	2,000,000	2,098,388
3.875%, 4/1/24	1,750,000	1,742,734
4.50%, 2/27/42	1,500,000	1,413,402
Vodafone Group plc, 4.375%, 2/19/43	1,200,000	1,085,335
Vornado Realty LP, 5.00%, 1/15/22	1,500,000	1,637,652
Wachovia Capital Trust III, 5.57%, 3/29/49 (r)	4,250,000	4,117,187
Walgreen Co., 3.10%, 9/15/22	1,000,000	967,518
Weingarten Realty Investors, 4.45%, 1/15/24	3,000,000	3,130,893

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 63

	Principal
Corporate Bonds - Cont’d	Amount	Value
Wells Fargo & Co.:
1.15%, 6/2/17	$4,000,000	$3,974,568
3.45%, 2/13/23	1,000,000	982,640
4.10%, 6/3/26	2,000,000	1,992,970
Whirlpool Corp.:
3.70%, 3/1/23	4,000,000	4,017,796
5.15%, 3/1/43	1,000,000	1,059,689
Willis Group Holdings plc, 4.125%, 3/15/16	1,500,000	1,558,010
Wisconsin Public Service Corp., 3.671%, 12/1/42	2,000,000	1,872,390
Yara International ASA, 7.875%, 6/11/19 (e)	1,500,000	1,808,820
Zoetis, Inc., 3.25%, 2/1/23	1,000,000	977,952

Total Corporate Bonds (Cost $530,745,580)		536,348,345

Municipal Obligations - 2.5%
Connecticut Special Tax Obligation Revenue Bonds,
5.459%, 11/1/30	3,800,000	4,196,872
Georgetown University Washington DC Revenue Bonds,
7.22%, 4/1/19	2,990,000	3,392,932
Government Development Bank for Puerto Rico Revenue Bonds:
3.448%, 2/1/15	1,000,000	977,100
4.704%, 5/1/16	1,900,000	1,634,000
Maryland Transportation Authority Revenue Bonds, 5.604%, 7/1/30.	3,000,000	3,505,950
New York City Transitional Finance Authority Future Tax Secured
Revenue Bonds, 5.767%, 8/1/36	3,540,000	4,291,401
Oakland California PO Revenue Bonds, Zero Coupon, 12/15/20	1,490,000	1,170,425

Total Municipal Obligations (Cost $18,093,532)		19,168,680

Floating Rate Loans(d) - 0.6%
Albertson's Holdings LLC:
6.25%, 8/25/19 (r)	1,500,000	1,487,250
6.75%, 8/25/21 (r)	1,500,000	1,490,625
BJ's Wholesale Club, Inc., 4.50%, 9/26/19 (r)	1,970,113	1,937,042

Total Floating Rate Loans (Cost $4,917,089)		4,914,917

Sovereign Government Bonds - 0.1%
Export Development Canada, 0.875%, 1/30/17	700,000	699,900
Kommunalbanken AS, 0.75%, 11/21/16 (e)	400,000	399,587

Total Sovereign Government Bonds (Cost $1,099,065)		1,099,487

U.S. Government Agencies and Instrumentalities - 0.5%
Private Export Funding Corp., 2.125%, 7/15/16	4,000,000	4,100,348

Total U.S. Government Agencies and Instrumentalities
(Cost $3,998,174)		4,100,348

64	www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	Principal
U.S. Treasury Obligations - 4.7%	Amount	Value
United States Treasury Bonds, 3.375%, 5/15/44	$29,670,000	$30,634,275
United States Treasury Notes:
1.00%, 9/15/17	2,620,000	2,615,908
1.75%, 9/30/19	50,000	49,934
2.00%, 8/31/21	1,100,000	1,085,132
2.125%, 9/30/21	1,330,000	1,321,687

Total U.S. Treasury Obligations (Cost $35,548,050)		35,706,936

High Social Impact Investments - 0.4%
Calvert Social Investment Foundation Notes, 0.50%, 1/1/17 (b)(i)(r).	3,087,392	3,065,884

Total High Social Impact Investments (Cost $3,087,392)		3,065,884

Time Deposit - 1.4%
State Street Bank Time Deposit, 0.069%, 10/1/14	10,570,887	10,570,887

Total Time Deposit (Cost $10,570,887)		10,570,887

TOTAL INVESTMENTS (Cost $757,105,583) - 99.5%		763,434,908
Other assets and liabilities, net - 0.5%		3,825,687
Net Assets - 100%		$767,260,595

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 23,756,794 shares outstanding		$382,565,865
Class B: 51,580 shares outstanding		1,549,325
Class C: 2,146,148 shares outstanding .		33,698,067
Class I: 18,862,257 shares outstanding		300,182,092
Class Y: 3,344,742 shares outstanding		53,518,635
Undistributed net investment income .		45,260
Accumulated net realized gain (loss)		(10,441,321)
Net unrealized appreciation (depreciation)		6,142,672

Net Assets		$767,260,595

Net Asset Value Per Share
Class A (based on net assets of $378,269,021)		$15.92
Class B (based on net assets of $814,162)		$15.78
Class C (based on net assets of $33,962,595) .		$15.82
Class I (based on net assets of $300,601,678)		$15.94
Class Y (based on net assets of $53,613,139)		$16.03

See notes to statements of net assets and notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 65

Futures	Number of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
Purchased:
30 Year U.S. Treasury Bonds	187	12/14	$25,788,469	($314,006)

Sold:
2 Year U.S. Treasury Notes	104	12/14	$22,759,750	$2,727
5 Year U.S. Treasury Notes	273	12/14	32,284,383	34,769
10 Year U.S. Treasury Notes	122	12/14	15,206,156	54,087
Ultra U.S. Treasury Bonds	34	12/14	5,185,000	35,770
Total Sold				$127,353

See notes to statements of net assets and notes to financial statements.

66	www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

EQUITY PORTFOLIO
STATEMENT OF NET ASSETS
SEPTEMBER 30, 2014

Equity Securities - 96.8%	Shares	Value
Aerospace & Defense - 1.3%
B/E Aerospace, Inc.*	452,822	$38,009,879

Banks - 4.3%
SunTrust Banks, Inc	1,077,258	40,968,122
Wells Fargo & Co	1,580,340	81,972,236
		122,940,358

Beverages - 4.4%
PepsiCo, Inc	373,948	34,810,819
The Coca-Cola Co	2,151,988	91,803,808
		126,614,627

Biotechnology - 5.8%
Biogen Idec, Inc.*	117,198	38,770,270
Gilead Sciences, Inc.*	1,206,602	128,442,783
		167,213,053

Capital Markets - 1.3%
T. Rowe Price Group, Inc	476,067	37,323,653

Chemicals - 2.4%
Ecolab, Inc	348,935	40,068,206
Marrone Bio Innovations, Inc.*	255,843	680,542
Praxair, Inc	229,819	29,646,651
		70,395,399

Communications Equipment - 4.3%
Juniper Networks, Inc	1,254,958	27,797,320
QUALCOMM, Inc	1,295,609	96,872,685
		124,670,005

Consumer Finance - 2.2%
American Express Co	732,185	64,095,475

Diversified Financial Services - 2.6%
Intercontinental Exchange, Inc	390,223	76,112,996

Electrical Equipment - 1.3%
Eaton Corp. plc	586,419	37,161,372

Energy Equipment & Services - 1.8%
Cameron International Corp.*	788,459	52,337,908

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 67

Equity Securities - Cont’d	Shares	Value
Food & Staples Retailing - 8.3%
Costco Wholesale Corp	675,916	$84,705,793
CVS Health Corp	1,542,401	122,759,695
Whole Foods Market, Inc	798,606	30,434,875
		237,900,363

Health Care Providers & Services - 3.8%
CIGNA Corp	411,550	37,323,469
Express Scripts Holding Co.*	1,013,541	71,586,401
		108,909,870

Hotels, Restaurants & Leisure - 4.6%
McDonald's Corp	275,338	26,104,796
Panera Bread Co.*	166,404	27,077,259
Starbucks Corp	1,044,179	78,793,747
		131,975,802

Industrial Conglomerates - 2.5%
Danaher Corp	940,138	71,431,685

Insurance - 1.5%
Aon plc	498,145	43,672,372

Internet & Catalog Retail - 3.2%
Amazon.com, Inc.*	130,266	42,002,969
The Priceline Group, Inc.*	43,427	50,313,654
		92,316,623

Internet Software & Services - 6.2%
eBay, Inc.*	1,084,050	61,389,751
Google, Inc.:
Class A*	100,682	59,242,296
Class C*	100,682	58,129,760
		178,761,807

IT Services - 2.8%
Visa, Inc	370,689	79,093,912

Media - 4.4%
AMC Networks, Inc.*	368,433	21,523,856
Comcast Corp	737,631	39,669,795
The Walt Disney Co	743,136	66,161,398
		127,355,049

Multiline Retail - 1.0%
Nordstrom, Inc	437,300	29,898,201

Oil, Gas & Consumable Fuels - 0.7%
EOG Resources, Inc.	215,230	21,312,075

68	www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

Equity Securities - Cont’d	Shares	Value
Personal Products - 0.7%
The Estee Lauder Co.'s, Inc	278,716	$20,825,660

Pharmaceuticals - 6.7%
Allergan, Inc	286,929	51,127,879
Bristol-Myers Squibb Co	1,075,263	55,031,960
Novartis AG (ADR)	263,954	24,845,990
Perrigo Co. plc	411,122	61,746,413
		192,752,242

Road & Rail - 1.6%
Genesee & Wyoming, Inc.*	133,111	12,686,809
Kansas City Southern	262,828	31,854,754
		44,541,563

Semiconductors & Semiconductor Equipment - 1.4%
Texas Instruments, Inc	848,586	40,469,066

Software - 1.6%
VMware, Inc.*	484,779	45,491,661

Specialty Retail - 4.3%
Lowe's Co.'s, Inc	1,449,887	76,728,020
Ross Stores, Inc	627,182	47,402,416
		124,130,436

Technology Hardware, Storage & Peripherals - 5.7%
Apple, Inc. (t)	1,340,491	135,054,468
EMC Corp	958,688	28,051,211
		163,105,679

Textiles, Apparel & Luxury Goods - 2.3%
Michael Kors Holdings Ltd.*	268,055	19,136,447
Nike, Inc., Class B	510,875	45,570,050
		64,706,497

Trading Companies & Distributors - 1.6%
Fastenal Co	1,045,895	46,960,686

Venture Capital - 0.2%
20/20 Gene Systems, Inc. (b)(i)*	73,397	142,023
Digital Directions International, Inc. (a)(b)(i)*	354,389	123,965
Excent Corp. (b)(i)*	600,745	231,948
Global Resource Options, Inc.:
Series A, Preferred (a)(b)(i)*	750,000	—
Series B, Preferred (a)(b)(i)*	244,371	—
Series C, Preferred (a)(b)(i)*	297,823	—
Series D, Preferred (a)(b)(i)*	228,138	1,473,829

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 69

Equity Securities - Cont’d	Shares	Value
Venture Capital - Cont’d
Graduation Alliance, Inc.:
Series C, Preferred (b)(i)*	3,225,598	$500,000
Series C, Preferred Warrants (strike price $0.16/share, expires
8/20/18) (b)(i)*	625,721	—
Immunology Partners, Inc., Series C-1, Preferred (b)(i)*	2,542,915	17,877
Ivy Capital (Proprietary) Ltd. (b)(i)*	19	548,750
Napo Pharmaceuticals, Inc. (b)(i)*	294,196	97,085
New Day Farms, Inc., Series B, Preferred (a)(b)(i)*	4,547,804	—
Orteq Bioengineering Ltd., Preferred (b)(i)*	74,910	487,647
PresenceLearning, Inc.:
Series A, Preferred (b)(i)*	600,000	427,800
Series A-2, Preferred (b)(i)*	195,285	139,238
Series B, Preferred (b)(i)*	399,719	285,000
Shangri La Farms, Series A, Preferred (a)(b)(i)*	66,667	200,001
Sword Diagnostics, Series B, Preferred (b)(i)*	640,697	—
Village Laundry Services, Inc. (b)(i)*	9,444	—
		4,675,163

Total Equity Securities (Cost $1,861,931,522)		2,787,161,137

Venture Capital Limited Partnership	Adjusted
Interest - 0.4%	Basis
Adobe Capital Social Mezzanine (b)(i)*	$122,036	81,350
Africa Renewable Energy Fund (b)(i)*	52,626	21,098
Arborview Capital Parteners (b)(i)*	471,036	354,613
Blackstone Clean Technology Partners (b)(i)*	427,395	260,873
China Environment Fund 2004 (b)(i)*	—	130,273
China Environment Fund III (b)(i)*	983,226	791,513
Coastal Ventures III (a)(b)(i)*	280,266	231,735
Core Innovations Capital I (b)(i)*	685,627	600,744
DBL Equity Fund - BAEF II (b)(i)*	849,521	954,517
First Analysis Private Equity Fund V (b)(i)*	393,629	384,180
Ignia Fund I (b)(i)*	963,947	712,903
Impact Ventures II (b)(i)*	794,981	1,253,878
LeapFrog Financial Inclusion Fund (b)(i)*	659,648	751,667
New Markets Education Partners (b)(i)*	550,000	511,101
New Markets Venture Partners II (b)(i)*	291,009	346,011
Owl Ventures LP (b)(i)*	100,000	100,000
Renewable Energy Asia Fund (b)(i)*	1,523,962	1,206,745
SEAF India International Growth Fund (b)(i)*	281,749	127,228
SJF Ventures II (b)(i)*	238,714	1,224,368
SJF Ventures III (b)(i)*	296,630	289,986
Westly Capital Partners Fund II (b)(i)*	613,433	496,192

Total Venture Capital Limited Partnership Interest
(Cost $10,579,435)		10,830,975

70	www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	Principal
Venture Capital Debt Obligations - 0.1%	Amount	Value
Excent Corp., Note, 7.00%, 9/30/19 (b)(i)	$250,000	$205,062
New Day Farms, Inc., Participation Interest Note, 9.00%, 9/1/12 (a)
(b)(i)(v)	6,225	—
One Earth Group Ltd.:
Convertible Note, 5.00%, 12/31/14 (b)(i)	100,000	50,000
Convertible Note II, 5.00%, 5/31/15 (b)(i)	200,000	100,000
Orteq Bioengineering Ltd., Note, 12.00%, 7/31/17 (b)(i)	131,225	180,172
Quantum Intech, 14.00%, 9/10/15 (b)(i)	96,396	72,297
SEAF Global SME Facility:
9.00%, 12/16/14 (b)(i)(w)	1,500,000	1,500,000
9.00%, 4/20/15 (b)(i)(w)	400,000	400,000
9.00%, 11/5/15 (b)(i)(w)	1,000,000	—
9.00%, 3/29/16 (b)(i)(w)	450,000	450,000
9.00%, 6/14/16 (b)(i)(w)	400,000	150,000
9.00%, 7/13/16 (b)(i)(w)	650,000	650,000
Sword Diagnostics:
Convertible Bridge Note, Series C, 10.00%, 4/30/14 (b)(i)(zz)*	25,000	—
Convertible Bridge Note II, Series C, 10.00%, 4/30/14 (b)(i)(zz)*.	100,000	—

Total Venture Capital Debt Obligations (Cost $5,379,241)		3,757,531

High Social Impact Investments - 0.4%
Calvert Social Investment Foundation Notes, 0.50%, 1/1/17 (b)(i)(r).	10,833,877	10,758,402

Total High Social Impact Investments (Cost $10,833,877)		10,758,402

Time Deposit - 3.0%
State Street Bank Time Deposit, 0.069%, 10/1/14	85,550,059	85,550,059

Total Time Deposit (Cost $85,550,059)		85,550,059

TOTAL INVESTMENTS (Cost $1,974,274,134) - 100.7%		2,898,058,104
Other assets and liabilities, net - (0.7%)		(19,713,786)
Net Assets - 100%		$2,878,344,318

See notes to statements of net assetss and notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 71

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 31,608,422 shares outstanding	$865,171,756
Class B: 351,917 shares outstanding	(7,444,128)
Class C: 4,485,893 shares outstanding	119,313,857
Class I: 17,518,048 shares outstanding	702,384,204
Class Y: 2,713,124 shares outstanding	101,414,380
Undistributed net investment income .	4,666,822
Accumulated net realized gain (loss) on investments
and foreign currency transactions	169,054,300
Net unrealized appreciation (depreciation)	923,783,127

Net Assets	$2,878,344,318

Net Asset Value Per Share
Class A (based on net assets of $1,590,822,672)	$50.33
Class B (based on net assets of $14,653,832)	$41.64
Class C (based on net assets of $171,869,172)	$38.31
Class I (based on net assets of $961,679,624)	$54.90
Class Y (based on net assets of $139,319,018)	$51.35

See notes to statements of net assetss and notes to financial statements.

72	www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

LARGE CAP CORE PORTFOLIO
STATEMENT OF NET ASSETS
SEPTEMBER 30, 2014

Equity Securities - 92.8%	Share	Value
Air Freight & Logistics - 4.8%
FedEx Corp	42,011	$6,782,676
United Parcel Service, Inc., Class B	18,886	1,856,305
		8,638,981

Automobiles - 2.6%
Toyota Motor Corp. (ADR)	38,820	4,562,515

Banks - 4.4%
Wells Fargo & Co	153,608	7,967,647

Biotechnology - 4.0%
Amgen, Inc	51,427	7,223,436

Communications Equipment - 2.6%
Cisco Systems, Inc	188,194	4,736,843

Consumer Finance - 3.5%
Capital One Financial Corp	77,259	6,305,880

Diversified Financial Services - 0.8%
Moody's Corp	14,975	1,415,138

Diversified Telecommunication Services - 0.5%
BT Group plc (ADR)	14,295	878,857

Energy Equipment & Services - 3.9%
Exterran Holdings, Inc	38,197	1,692,509
National Oilwell Varco, Inc	69,325	5,275,632
		6,968,141

Food & Staples Retailing - 1.8%
CVS Health Corp	40,848	3,251,092

Food Products - 3.2%
Kellogg Co	94,424	5,816,518

Health Care Equipment & Supplies - 7.4%
Becton Dickinson and Co	20,308	2,311,253
Medtronic, Inc	100,839	6,246,976
St. Jude Medical, Inc	78,404	4,714,433
		13,272,662

Health Care Providers & Services - 3.7%
McKesson Corp	33,671	6,554,734

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 73

Equity Securities - Cont’d	Share	Value
Household Products - 2.4%
Kimberly-Clark Corp	40,325	$4,337,760

Industrial Conglomerates - 2.0%
Danaher Corp	46,141	3,505,793

Insurance - 5.6%
Allianz SE (ADR)	58,924	949,855
American Financial Group, Inc	102,011	5,905,417
Prudential Financial, Inc	4,910	431,785
The Travelers Co.'s, Inc	29,684	2,788,515
		10,075,572

IT Services - 5.0%
DST Systems, Inc	45,820	3,845,214
Western Union Co	317,085	5,086,043
		8,931,257

Machinery - 5.6%
Cummins, Inc	30,397	4,011,796
Deere & Co	44,611	3,657,656
Dover Corp	28,767	2,310,853
		9,980,305

Media - 13.0%
DIRECTV*	75,196	6,505,958
Omnicom Group, Inc	62,594	4,310,223
Time Warner Cable, Inc	42,316	6,071,923
Time Warner, Inc	53,290	4,007,941
Viacom, Inc., Class B	30,612	2,355,287
		23,251,332

Oil, Gas & Consumable Fuels - 2.7%
Denbury Resources, Inc	326,831	4,912,270

Pharmaceuticals - 6.7%
Johnson & Johnson	81,059	8,640,079
Roche Holding AG (ADR)	92,077	3,405,928
		12,046,007

Technology Hardware, Storage & Peripherals - 6.6%
Apple, Inc	117,223	11,810,217

Total Equity Securities (Cost $144,608,303)		166,442,957

74	www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	Principal
Time Deposit - 10.3%	Amount	Value
State Street Bank Time Deposit, 0.069%, 10/1/14	$18,476,761	$18,476,761

Total Time Deposit (Cost $18,476,761)		18,476,761

TOTAL INVESTMENTS (Cost $163,085,064) - 103.1%		184,919,718
Other assets and liabilities, net - (3.1%)		(5,488,046)
Net Assets - 100%		$179,431,672

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 2,981,942 shares outstanding		$55,237,655
Class B: 35,065 shares outstanding		453,742
Class C: 590,903 shares outstanding		10,628,828
Class I: 4,000,151 shares outstanding		79,158,005
Class Y: 66,465 shares outstanding		1,492,697
Undistributed net investment income		1,046,214
Accumulated net realized gain (loss) on investments
and foreign currency transactions		9,579,877
Net unrealized appreciation (depreciation) on investments and assets
and liabilities denominated in foreign currencies		21,834,654

Net Assets		$179,431,672

Net Asset Value per Share
Class A (based on net assets of $69,498,847)		$23.31
Class B (based on net assets of $708,302)		$20.20
Class C (based on net assets of $12,404,331)		$20.99
Class I (based on net assets of $95,257,696)		$23.81
Class Y (based on net assets of $1,562,496)		$23.51

See notes to statements of net assetss and notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 75

NOTES TO STATEMENTS OF NET ASSETS

(a) Affiliated company.

(b) This security was valued under the direction of the Board of Trustees. See Note A.

(d) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.  Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at period end. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(i) Restricted securities represent 2.1% of the net assets for Balanced Portfolio, 0.4% for Bond Portfolio, and 1.0% for Equity Portfolio.

(p) Security is in default and is no longer accruing interest. During the year, $19,719 and $118,709 of interest was written off for Balanced Portfolio and Bond Portfolio, respectively.

(q) Security is in default and is no longer accruing interest. During the year, $29,833 and $152,250 of interest was written off for Balanced Portfolio and Bond Portfolio, respectively.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(s) 2,500 shares of Capital One Financial Corp. held by the Balanced Portfolio have been soft segregated in order to cover outstanding commitments to certain limited partnership investments within the Portfolio.  There are no restrictions on the trading of this security.

(t) 160,000 shares of Apple, Inc. held by the Equity Portfolio have been soft segregated in order to cover outstanding commitments to certain limited partnership investments within the Portfolio. There are no restrictions on the trading of this security.

(v) Security is in default for both principal and interest.

(w) This security is not accruing interest.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

(zz) Security is in default and is no longer accruing interest.

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipts
GO: General Obligation
LLC: Limited Liability Corporation
LP: Limited Partnership
plc: Public Limited Company
PO: Pension Obligation
REIT: Real Estate Investment Trust

See notes to financial statements.

76	www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

Balanced Portfolio
Restricted Securities	Aquisition Dates	Cost
Agraquest, Inc., Contingent Deferred Distribution	8/14/12	$—
BiddingForGood, Inc., Common	6/30/03	9,141
Calvert Social Investment Foundation Notes,
0.25%, 7/1/17	7/1/14	4,266,666
CFBanc Corp	3/14/03	270,000
Coastal Venture Partners LP	6/7/96 - 6/22/00	57,944
Commons Capital LP	2/15/01 - 12/27/11	327,358
Consensus Orthopedics, Inc.:
Common Stock	2/10/06	504,331
Series A-1, Preferred	8/19/05	4,331
Series B, Preferred	2/10/06	139,576
Series C, Preferred	2/10/06	120,342
Environmental Private Equity Fund II,
Liquidating Trust LP	4/26/07	—
First Analysis Private Equity Fund IV LP	2/25/02 - 7/6/11	225,317
GEEMF Partners LP	2/28/97	—
Global Environment Emerging Markets Fund LP	1/14/94 - 12/1/95	—
Infrastructure and Environmental Private
Equity Fund III LP	4/16/97 - 2/12/01	55,896
Kickboard:
Common	5/23/13	—
Series A, Preferred	2/12/13 - 6/19/14	385,329
Labrador Ventures III LP	8/11/98 - 4/2/01	305,585
Learnzillion, Inc.:
Series A, Preferred	3/27/12	100,000
Series A-1, Preferred	4/23/13	134,761
Lumni, Inc., Series B, Preferred	8/8/13	116,367
MACH Energy:
Common	10/31/08	889
Series A, Preferred	5/31/02	11,426
Series B, Preferred	12/20/05	20,447
Mobius Technologies, Inc.:
Common	12/11/12	99
Series A-1, Preferred	10/18/02	9,158
Series A-4, Preferred	5/26/06	795
Neighborhood Bancorp	6/25/97	100,000
New Markets Growth Fund LLC, LP	1/8/03 - 7/18/07	225,646
Rose Smart Growth Investment Fund I LP,
6.545%, 4/1/21	4/10/06	1,000,000
Seventh Generation, Inc	4/12/00 - 5/6/03	230,500
Solstice Capital LP	6/26/01 - 6/17/08	25,486
Wild Planet Entertainment, Contingent
Deferred Distribution	5/14/14	330,350
Wind Harvest Co., Inc	5/16/94	100,000

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 77

Bond Portfolio
Restricted Securities	Aquisition Dates	Cost
Calvert Social Investment Foundation Notes,
0.50%, 1/1/17	1/1/14	$3,087,392

Equity Portfolio
Restricted Securities	Aquisition Dates	Cost
20/20 Gene Systems, Inc., Common Stock	8/1/08 - 8/27/13	$166,890
Adobe Capital Social Mezzanine LP	2/8/13 - 7/25/14	122,036
Africa Renewable Energy Fund LP	4/17/14 - 7/10/14	52,626
Arborview Capital Parteners LP	11/13/12 - 9/15/14	471,036
Blackstone Clean Technology Partners LP	7/29/10 - 9/10/14	427,395
Calvert Social Investment Foundation Notes,
0.50%, 1/1/17	1/1/14	10,833,877
China Environment Fund 2004 LP	9/15/05 - 4/1/09	—
China Environment Fund III LP	1/24/08 - 4/19/13	983,226
Coastal Ventures III LP	7/30/12 - 11/22/13	280,266
Core Innovations Capital I LP	1/6/11 - 9/2/14	685,627
DBL Equity Fund - BAEF Il LP	3/30/11 - 8/18/14	849,521
Digital Directions International, Inc	7/2/08 - 7/15/09	683,778
Excent Corp.:
Common	9/28/12	250,000
Note, 7.00%, 9/30/19	9/28/12	250,000
First Analysis Private Equity Fund V LP	6/7/13 - 8/28/14	393,629
Global Resource Options, Inc.:
Series A, Preferred	9/18/06	750,000
Series B, Preferred	12/5/07	750,000
Series C, Preferred	2/13/09	1,000,000
Series D, Preferred	12/30/10 - 5/24/11	700,178
Graduation Alliance, Inc.:
Series C, Preferred	3/27/13 - 8/20/13	500,000
Series C, Preferred Warrants (strike price $0.16/share,
expires 8/20/18)	9/13/13	—
Ignia Fund I LP	1/28/10 - 9/22/14	963,947
Immunology Partners, Inc., Series C-1, Preferred	11/30/06	305,942
Impact Ventures II LP	9/8/10 - 3/20/14	794,981
Ivy Capital (Proprietary) Ltd	9/12/12 - 5/14/14	557,010
LeapFrog Financial Inclusion Fund LP	1/20/10 - 7/2/14	659,648
Napo Pharmaceuticals, Inc., Common Stock	2/21/07 - 9/23/09	419,720
New Day Farms, Inc.:
Series B, Preferred	3/12/09	500,000
Participation Interest Note, 9.00%, 9/1/12	11/25/09	6,225
New Markets Education Partners LP	9/27/11 - 8/13/14	550,000
New Markets Venture Partners II LP	7/21/08 - 4/8/14	291,009
One Earth Group Ltd.:
Convertible Note, 5.00%, 12/31/14	12/21/12	100,000
Convertible Note II, 5.00%, 5/31/15	5/15/13	200,000

78	www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

Equity Portfolio
Restricted Securities - Cont’d	Aquisition Dates	Cost
Orteq Bioengineering Ltd.:
Preferred	7/19/07	$998,102
Note, 12.00%, 7/31/17	7/22/13	201,621
Owl Ventures LP LP	7/10/14	100,000
PresenceLearning, Inc.:
Series A, Preferred	9/29/11	300,000
Series A-2, Preferred	5/2/12	134,942
Series B, Preferred	4/4/13	285,000
Quantum Intech, 14.00%, 9/10/15	10/5/10 - 2/7/13	96,396
Renewable Energy Asia Fund LP	9/29/10 - 10/25/13	1,523,962
SEAF Global SME Facility:
9.00%, 12/16/14	12/16/09	1,500,000
9.00%, 4/20/15	4/20/10	400,000
9.00%, 11/5/15	11/4/10	1,000,000
9.00%, 3/29/16	3/29/11	450,000
9.00%, 6/14/16	6/13/11	400,000
9.00%, 7/13/16	7/11/11	650,000
SEAF India International Growth Fund LP	3/22/05 - 5/24/10	281,749
Shangri La Farms, Series A, Preferred	2/1/13	200,000
SJF Ventures II LP	2/14/06 - 11/20/12	238,714
SJF Ventures III LP	2/6/12 - 5/9/14	296,630
Sword Diagnostics:
Series B, Preferred	12/26/06	250,000
Convertible Bridge Note, Series C, 10.00%, 4/30/14	10/29/09	25,000
Convertible Bridge Note II, Series C, 10.00%, 4/30/14	11/9/10	100,000
Village Laundry Services, Inc	7/22/09	500,000
Westly Capital Partners Fund II LP	12/27/11 - 9/22/14	613,433

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 79

STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2014

	Balanced	Bond
Net Investment Income	Portfolio	Portfolio
Investment Income:
Interest income	$6,864,885	$25,597,228
Dividend income (net of foreign taxes withheld of
$90,254 and $0, respectively)	6,620,720	—
Other income	—	149,915
Total investment income	13,485,605	25,747,143

Expenses:
Investment advisory fee .	2,519,076	2,561,965
Transfer agency fees and expenses .	969,307	1,052,265
Administrative fees	1,638,764	1,686,694
Distribution Plan expenses:
Class A	1,245,632	797,848
Class B	49,537	14,444
Class C	437,058	353,570
Trustees' fees and expenses	68,566	83,062
Custodian fees	111,045	84,948
Registration fees	59,874	53,262
Reports to shareholders .	147,980	59,886
Professional fees	98,631	84,835
Miscellaneous	63,466	4,549
Total expenses	7,408,936	6,837,328
Reimbursement from Advisor:
Class B	(1,566)	(10,196)
Class Y	(14,240)	—
Fees waived	(16,068)	—
Net expenses	7,377,062	6,827,132

Net Investment Income	6,108,543	18,920,011

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	58,276,448	1,802,989
Foreign currency transactions	(75)	—
Futures	531,898	530,734
	58,808,271	2,333,723

Change in unrealized appreciation (depreciation) on:
Investments	(2,974,620)	12,991,839
Futures	(91,338)	124,602
	(3,065,958)	13,116,441

Net Realized and Unrealized Gain (Loss)	55,742,313	15,450,164

Increase (Decrease) in Net Assets
Resulting From Operations	$61,850,856	$34,370,175

See notes to financial statements.

80	www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2014

	Equity	Large Cap Core
Net Investment Income	Portfolio	Portfolio
Investment Income:
Interest income	$268,393	$5,633
Dividend income (net of foreign taxes withheld of
$115,476 and $59,737, respectively)	33,943,595	3,040,190
Total investment income	34,211,988	3,045,823

Expenses:
Investment advisory fee .	14,228,541	906,789
Transfer agency fees and expenses .	3,354,859	179,303
Administrative fees	4,886,518	190,470
Distribution Plan expenses:
Class A	4,175,900	164,513
Class B	186,560	9,153
Class C	1,705,431	111,621
Trustees' fees and expenses	295,648	13,981
Custodian fees	134,456	31,554
Registration fees	57,538	62,193
Reports to shareholders .	245,239	17,910
Professional fees	261,921	35,936
Miscellaneous	161,198	5,324
Total expenses	29,693,809	1,728,747
Reimbursement from Advisor:
Class B	—	(5,023)
Class Y	—	(14,204)
Fees waived	(445,109)	(151,132)
Net expenses	29,248,700	1,558,388

Net Investment Income	4,963,288	1,487,435

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	285,518,776	19,841,986
Foreign currency transactions	297	(43)
	285,519,073	19,841,943

Change in unrealized appreciation (depreciation) on:
Investments	177,061,771	(2,451,212)
Assets and liabilities denominated in foreign currencies	(1,031)	(23)
	177,060,740	(2,451,235)

Net Realized and Unrealized Gain (Loss)	462,579,813	17,390,708

Increase (Decrease) in Net Assets
Resulting From Operations	$467,543,101	$18,878,143

See notes to financial statements.

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BALANCED PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2014	2013
Operations:
Net investment income .	$6,108,543	$3,860,311
Net realized gain (loss)	58,808,271	35,536,780
Change in unrealized appreciation (depreciation)	(3,065,958)	19,453,469

Increase (Decrease) in Net Assets
Resulting From Operations	61,850,856	58,850,560

Distributions to shareholders from:
Net investment income:
Class A shares	(5,304,856)	(3,403,468)
Class B shares	—	—
Class C shares	(99,987)	(15,207)
Class I shares .	(615,361)	(397,208)
Class Y shares .	(7,237)	(28)
Net realized gain:
Class A shares	(59,531,819)	—
Class B shares	(654,385)	—
Class C shares	(4,834,002)	—
Class I shares .	(4,216,972)	—
Class Y shares .	(18,339)	—
Total distributions .	(75,282,958)	(3,815,911)

Capital share transactions:
Shares sold:
Class A shares	80,444,308	63,408,193
Class B shares	141,730	214,034
Class C shares	12,590,457	8,036,921
Class I shares .	12,052,536	5,187,762
Class Y shares .	3,268,809	64,136
Reinvestment of distributions:
Class A shares	60,882,417	3,168,097
Class B shares	628,477	—
Class C shares	4,111,012	12,161
Class I shares .	4,832,332	397,208
Class Y shares .	24,598	28
Redemption fees:
Class A shares	1,181	1,140
Class B shares	—	432
Class C shares	1,566	13
Class I shares .	1	—

See notes to financial statements.

82	www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

BALANCED PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets - Cont’d	2014	2013
Capital share transactions: - Cont’d
Shares redeemed:
Class A shares	($64,966,914)	($64,696,039)
Class B shares	(2,332,593)	(2,944,572)
Class C shares	(4,740,292)	(3,307,773)
Class I shares .	(8,323,829)	(2,949,285)
Class Y shares .	(90,231)	—
Total capital share transactions .	98,525,565	6,592,456

Total Increase (Decrease) in Net Assets	85,093,463	61,627,105

Net Assets
Beginning of year	576,346,103	514,718,998
End of year (including undistributed net investment income of
$211,347 and $155,833, respectively)	$661,439,566	$576,346,103

Capital Share Activity
Shares sold:
Class A shares	2,455,271	1,962,409
Class B shares .	4,485	6,784
Class C shares .	394,421	255,491
Class I shares	363,211	157,666
Class Y shares .	97,776	1,920
Reinvestment of distributions:
Class A shares	1,957,563	98,514
Class B shares .	20,667	—
Class C shares .	135,801	406
Class I shares	152,765	12,159
Class Y shares .	779	1
Shares redeemed:
Class A shares	(1,986,322)	(2,025,279)
Class B shares .	(72,694)	(93,499)
Class C shares .	(149,531)	(104,685)
Class I shares	(245,814)	(89,365)
Class Y shares .	(2,864)	—
Total capital share activity	3,125,514	182,522

See notes to financial statements.

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BOND PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2014	2013
Operations:
Net investment income .	$18,920,011	$16,688,515
Net realized gain (loss)	2,333,723	(7,735,258)
Change in unrealized appreciation (depreciation)	13,116,441	(25,759,869)

Increase (Decrease) in Net Assets
Resulting From Operations	34,370,175	(16,806,612)

Distributions to shareholders from:
Net investment income:
Class A shares	(9,549,804)	(9,776,724)
Class B shares	(19,068)	(35,223)
Class C shares	(564,887)	(573,342)
Class I shares .	(7,664,863)	(5,909,076)
Class Y shares .	(1,104,915)	(951,304)
Net realized gain:
Class A shares	(776,153)	(7,502,401)
Class B shares	(3,821)	(65,325)
Class C shares	(71,127)	(722,645)
Class I shares .	(445,539)	(3,211,527)
Class Y shares .	(78,698)	(595,805)
Total distributions .	(20,278,875)	(29,343,372)

Capital share transactions:
Shares sold:
Class A shares	63,138,680	81,872,988
Class B shares	18,065	134,685
Class C shares	3,954,755	5,241,256
Class I shares .	97,401,600	70,700,789
Class Y shares .	39,078,206	17,877,419
Reinvestment of distributions:
Class A shares	9,370,208	15,206,465
Class B shares	20,949	86,476
Class C shares	498,930	963,908
Class I shares .	7,990,705	9,002,425
Class Y shares .	918,119	618,600
Redemption fees:
Class A shares	2,931	10,718
Class C shares	168	35
Class I shares .	41	2,742
Class Y shares .	306	1,145

See notes to financial statements.

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BOND PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets - Cont’d	2014	2013
Capital share transactions: - Cont’d
Shares redeemed:
Class A shares	($111,124,751)	($134,477,388)
Class B shares	(1,529,598)	(2,008,230)
Class C shares	(8,804,808)	(11,971,381)
Class I shares .	(30,021,447)	(48,694,776)
Class Y shares .	(26,380,893)	(12,209,676)
Total capital share transactions .	44,532,166	(7,641,800)

Total Increase (Decrease) in Net Assets	58,623,466	(53,791,784)

Net Assets
Beginning of year	708,637,129	762,428,913
End of year (including undistributed net investment income
of $45,260 and $35,496, respectively)	$767,260,595	$708,637,129

Capital Share Activity
Shares sold:
Class A shares	3,993,210	5,046,798
Class B shares .	1,155	8,255
Class C shares .	251,071	323,505
Class I shares	6,134,575	4,388,801
Class Y shares .	2,439,348	1,099,163
Reinvestment of distributions:
Class A shares	591,803	937,102
Class B shares .	1,340	5,346
Class C shares .	31,729	59,643
Class I shares	503,605	555,725
Class Y shares .	57,646	38,032
Shares redeemed:
Class A shares	(7,013,679)	(8,392,729)
Class B shares .	(97,741)	(126,022)
Class C shares .	(560,997)	(748,716)
Class I shares	(1,897,311)	(3,048,259)
Class Y shares .	(1,655,066)	(757,715)
Total capital share activity	2,780,688	(611,071)

See notes to financial statements.

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EQUITY PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2014	2013
Operations:
Net investment income	$4,963,288	$7,665,282
Net realized gain (loss)	285,519,073	108,150,928
Change in unrealized appreciation (depreciation)	177,060,740	275,817,086

Increase (Decrease) in Net Assets
Resulting From Operations	467,543,101	391,633,296

Distributions to shareholders from:
Net investment income:
Class A shares	(1,953,127)	(279,800)
Class I shares	(3,745,006)	(640,601)
Class Y shares	(487,144)	(79,397)
Net realized gain:
Class A shares	(70,302,560)	(2,093,651)
Class B shares	(1,071,098)	(44,442)
Class C shares	(9,026,764)	(266,839)
Class I shares	(32,430,735)	(863,847)
Class Y shares	(5,862,296)	(152,811)
Total distributions	(124,878,730)	(4,421,388)

Capital share transactions:
Shares sold:
Class A shares	181,343,324	201,724,553
Class B shares	103,346	84,191
Class C shares	13,114,597	11,735,347
Class I shares	170,032,648	153,081,771
Class Y shares	54,707,533	46,400,428
Reinvestment of distributions:
Class A shares	65,706,126	2,171,135
Class B shares	1,003,386	40,654
Class C shares	7,262,330	211,995
Class I shares	33,778,840	1,380,789
Class Y shares	5,024,984	132,181
Redemption fees:
Class A shares	15,288	13,412
Class C shares	3,922	298
Class I shares	4,098	1,371
Class Y shares	1,125	3,124

See notes to financial statements.

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EQUITY PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
ncrease (Decrease) in Net Assets - Cont’d	2014	2013
Capital share transactions: - Cont’d
Shares redeemed:
Class A shares	($456,412,832)	($331,866,220)
Class B shares	(10,020,398)	(10,362,030)
Class C shares	(24,087,844)	(25,261,442)
Class I shares	(150,836,878)	(135,739,579)
Class Y shares	(73,422,994)	(35,053,099)
Total capital share transactions	(182,679,399)	(121,301,121)

Total Increase (Decrease) in Net Assets	159,984,972	265,910,787

Net Assets
Beginning of year	2,718,359,346	2,452,448,559
End of year (including undistributed net investment income
of $4,666,822 and $6,186,144, respectively)	$2,878,344,318	$2,718,359,346

Capital Share Activity
Shares sold:
Class A shares	3,781,038	4,896,698
Class B shares .	2,619	2,430
Class C shares .	358,101	366,750
Class I shares .	3,249,592	3,433,069
Class Y shares .	1,101,345	1,113,522
Reinvestment of distributions:
Class A shares	1,419,460	56,821
Class B shares .	26,048	1,256
Class C shares .	205,267	7,114
Class I shares .	668,196	33,440
Class Y shares .	106,264	3,406
Shares redeemed:
Class A shares	(9,453,202)	(8,075,327)
Class B shares .	(250,224)	(299,646)
Class C shares .	(653,106)	(787,551)
Class I shares .	(2,874,842)	(3,051,497)
Class Y shares .	(1,508,018)	(836,014)
Total capital share activity	(3,821,462)	(3,135,529)

See notes to financial statements.

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LARGE CAP CORE PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
ncrease (Decrease) in Net Assets	2014	2013
Operations:
Net investment income	$1,487,435	$1,014,776
Net realized gain (loss)	19,841,943	5,549,874
Change in unrealized appreciation (depreciation)	(2,451,235)	15,308,874

ncrease (Decrease) in Net Assets
Resulting From Operations	18,878,143	21,873,524

Distributions to shareholders from:
Net investment income:
Class A shares	(437,328)	(306,548)
Class I shares	(789,160)	(486,395)
Class Y shares	(4)	—
Net realized gain:
Class A shares	(4,763,060)	(55,863)
Class B shares	(90,768)	(1,924)
Class C shares	(862,640)	(10,413)
Class I shares	(4,772,867)	(58,612)
Class Y shares	(859)	—
Total distributions	(11,716,686)	(919,755)

Capital share transactions:
Shares sold:
Class A shares	15,823,784	14,972,293
Class B shares	13,669	17,994
Class C shares	3,074,906	1,919,432
Class I shares	33,768,971	16,021,042
Class Y shares	1,525,979	4,300
Reinvestment of distributions:
Class A shares	4,637,941	321,792
Class B shares	86,132	1,698
Class C shares	616,426	8,143
Class I shares	5,562,027	545,007
Class Y shares	863	—
Redemption fees:
Class A shares	287	467
Class C shares	5	72
Shares redeemed:
Class A shares	(12,440,925)	(7,262,044)
Class B shares	(506,330)	(534,834)
Class C shares	(1,105,584)	(1,250,377)
Class I shares	(7,320,989)	(11,003,585)
Class Y shares	(38,445)	—
Total capital share transactions	43,698,717	13,761,400

Total Increase (Decrease) In Net Assets	50,860,174	34,715,169

See notes to financial statements.

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LARGE CAP CORE PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
Net Assets	2014	2013
Beginning of year	$128,571,498	$93,856,329
End of year (including undistributed net investment income of
$1,046,214 and $785,314, respectively)	$179,431,672	$128,571,498

Capital Share Activity
Shares sold:
Class A shares	700,388	720,225
Class B shares	698	970
Class C shares	150,448	99,971
Class I shares	1,451,840	761,243
Class Y shares	67,910	195
Reinvestment of distributions:
Class A shares	216,336	17,383
Class B shares	4,621	104
Class C shares	31,989	486
Class I shares	253,491	28,952
Class Y shares	40	—
Shares redeemed:
Class A shares	(552,621)	(354,687)
Class B shares	(25,621)	(29,684)
Class C shares	(54,289)	(65,257)
Class I shares	(317,406)	(510,210)
Class Y shares	(1,680)	—
Total capital share activity	1,926,144	669,691

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Note A — Significant Accounting Policies

General: Calvert Social Investment Fund (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund operates as a series fund with seven separate portfolios, four of which are reported herein: Balanced, Bond, Equity, and Large Cap Core. Balanced, Equity, and Large Cap Core are registered as diversified portfolios. Bond is registered as a non-diversified portfolio. The operations of each series are accounted for separately. Balanced, Bond, Equity, and Large Cap Core each offer Class A, Class B, Class C, Class I, and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75% (3.75% for Bond). Class B shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class B shares are no longer offered for purchase, except through reinvestment of dividends and/or distributions and through certain exchanges. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived for certain other institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund, except Special Equities investments, to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties. Special Equities investments, as described in the Fund’s prospectus and statement of additional information, are fair valued by the Board’s Special Equities Committee.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

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The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Funds’ investments by major category are as follows: Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, sovereign government bonds, floating rate loans, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, collateralized mortgage-backed obligations, commercial mortgage-backed securities, and U.S. government agency mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities and venture capital securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary

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market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Venture capital securities for which market quotations are not readily available are fair valued by the Board and are categorized as Level 3 in the hierarchy. Venture capital direct equity securities are generally valued using the most appropriate and applicable method to measure fair value in light of each company’s situation. Methods may include market, income or cost approaches with discounts as appropriate based on assumptions of liquidation or exit risk. Examples of the market approach are subsequent rounds of financing, comparable transactions, and revenue times an industry multiple. An example of the income approach is the discounted cash flow. Examples of the cost approach are replacement cost, salvage value, or net asset percentage. Venture capital limited partnership (LP) securities are valued at the fair value reported by the general partner of the partnership adjusted as necessary to reflect subsequent capital calls and distributions and any other available information, as a practical expedient. In the absence of a reported LP unit value it may be estimated based on the Fund’s percentage equity in the partnership and/or other balance sheet information and portfolio value for the most recently available period reported by the general partner. In some cases adjustments may be made to account for daily pricing of material public holdings within the partnership. Venture capital debt securities are valued based on assumptions of credit and market risk. For venture capital securities denominated in foreign currency, the fair value is marked to the daily exchange rate.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee or, with respect to Special Equities investments, by the Special Equities Committee using the venture capital methodologies described above.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on

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the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At September 30, 2014, the following securities were fair valued in good faith under the direction of the Board:

	Total Fair Value Investments	% of Net Assets
Balanced	$13,694,805	2.1%
Bond	$3,065,884	0.4%
Equity	$30,022,071	1.0%

The following table summarizes the market value of the Fund’s holdings as of September 30, 2014, based on the inputs used to value them:

Balanced		Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Asset-backed securities	—	$31,404,477	—	$31,404,477
Collateralized mortgage-backed	—	4,115,770	—	4,115,770
obligations
Commercial mortgage-backed	—	13,636,030	—	13,636,030
securities
Corporate debt	—	153,806,632	__	153,806,632
Equity securities*	$402,059,189	—	__	402,059,189**
Municipal obligations	—	4,444,812	—	4,444,812
Other debt obligations	—	40,402,151	—	40,402,151
U.S. government obligations	—	10,554,917	—	10,554,917
Venture capital	16,600	—	$9,512,245	9,528,845
TOTAL	$402,075,789	$258,364,789	$9,512,245	$669,952,823
Other financial instruments***	($72,341)	—	—	($72,341)

* For further breakdown of equity securities by industry, please refer to the Statement of Net Assets. ** Exclusive of $6,742,856 venture capital equity shown in the venture capital heading.

*** Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

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The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Venture
	Capital	Equities	Total
Balance as of 9/30/13	$8,464,264	$1,033,200	$9,497,464
Accrued discounts/premiums	—	—	—
Realized gain (loss)	(844,085)	(952,500)	(1,796,585)
Change in unrealized appreciation (depreciation)	2,103,935	966,800	3,070,735
Purchases	430,350	—	430,350
Sales	(642,219)	(1,047,500)	(1,689,719)
Transfers in and/or out of Level 3[1]	—	—	—
Balance as of 9/30/14	$9,512,245	—	$9,512,245

1 The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the end of the reporting period.

For the year ended September 30, 2014, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $3,070,735. Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Bond		Valuation Inputs
Investments in Securities*	Level 1	Level 2	Level 3	Total
Asset-backed securities	—	$91,068,794	—	$91,068,794
Collateralized mortgage-backed	—	15,357,570	—	15,357,570
obligations
Commercial mortgage-backed	—	42,033,060	—	42,033,060
securities
Corporate debt	—	536,348,345	**	536,348,345
Municipal obligations	—	19,168,680	—	19,168,680
U.S. government obligations	—	39,807,284	—	39,807,284
Other debt obligations	—	19,651,175	—	19,651,175
TOTAL	—	$763,434,908	**	$763,434,908
Other financial instruments***	($186,653)	—	—‚	($186,653)

* For a complete listing of investments, please refer to the Statement of Net Assets.

** Level 3 securities represent 0.00% of net assets.

*** Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

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Equity		Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$2,782,485,974	—	—	$2,782,485,974**
Other debt obligations	—	$96,308,461	—	96,308,461
Venture capital	—	—	$19,263,669	19,263,669
TOTAL	$2,782,485,974	$96,308,461	$19,263,669***	$2,898,058,104

* For further breakdown of equity securities by industry, please refer to the Statement of Net Assets.
** Exclusive of $4,675,163 venture capital equity shown in the venture capital equities heading.
*** Level 3 securities represent 0.7% of net assets.

Large Cap Core		Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities *	$166,442,957	—	—	$166,442,957
Other debt obligations	—	$18,476,761	—	18,476,761
TOTAL	$166,442,957	$18,476,761	—	$184,919,718

* For further breakdown of equity securities by industry, please refer to the Statement of Net Assets.

Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge, as a substitute for direct investment in a particular asset class to facilitate rebalancing of the Portfolio, or to provide market exposure to the Portfolio’s uncommitted cash balances. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securi-

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ties as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the year, Balanced and Bond used U.S. Treasury Notes futures contracts to hedge against interest rate changes and to manage overall duration of the portfolios. Balanced also used market index futures as a substitute for direct investment in a particular asset class to facilitate rebalancing of the Portfolio and implement tactical asset allocation decisions. The Fund’s futures contracts at year end are presented in the Statements of Net Assets.

During the year, Balanced invested in 2 year, 5 year, 10 year, 30 year, and Ultra U.S. Treasury Notes futures. The volume of outstanding contracts has varied throughout the year with a weighted average of 88 contracts and $4,986,191weighted average notional value.

During the year, Bond invested in 2 year, 5 year, 10 year, 30 year and Ultra U.S. Treasury Notes futures. The volume of outstanding contracts has varied throughout the year with a weighted average of 146 contracts and $5,204,986 weighted average notional value.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included after the Statements of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Notes to Statements of Net Assets on page 76).

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A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees, and prepayment fees. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included in the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly by Bond, quarterly by Balanced, and annually by Equity and Large Cap Core. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: Balanced, Bond, Equity, and Large Cap Core each charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Portfolio (within seven days for all Class I shares). The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Portfolio.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

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Note B — Related Party Transactions

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates.

For its services, the Advisor receives monthly fees based on the following annual rates of average daily net assets:

Balanced:
First $500 Million .	41%
Next $500 Million	385%
Over $1 Billion	35%
Bond:
First $1 Billion	35%
Over $1 Billion	325%
Equity:
First $2 Billion	50%
Next $1 Billion .	475%
Over $3 Billion	45%
Large Cap Core:
First $250 Million	60%
Over $250 Million	55%

Prior to December 1, 2013, the Advisor received an annual fee, payable monthly, based on the following annual rates of average daily net assets of Balanced: .425% on the first $500 million, .40% on the next $500 million and .375% over $1 billion.

At year end, $217,535, $220,806, $1,178,710, and $70,467 was payable for Balanced, Bond, Equity, and Large Cap Core, respectively.

For the year ended September 30, 2014, the Advisor voluntarily waived $16,068, $445,109 and $151,132 of its fee for Balanced, Equity and Large Cap Core, respectively.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2015 for Balanced Class I, Balanced Class Y, Bond Class Y, Equity Class Y, Large Cap Core Class I, and Large Cap Core Class Y. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit any acquired fund fees and expenses, if any. At year end, $398 and $1,750 was receivable from the Advisor for Balanced, and Large Cap Core, respectively.

The contractual expense caps are as follows: .72% for Balanced Class I, .955% for Balanced Class Y, .92% for Bond Class Y, .96% for Equity Class Y, .81% for Large Cap Core Class I, and 1.07% for Large Cap Core Class Y.

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During the year ended September 30, 2014, the Advisor voluntarily reimbursed expenses of $1,566, $10,196 and $5,023 for Class B shares of Balanced, Bond and Large Cap Core, and $14,204 for Large Cap Core Class Y.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services for the Fund for an annual fee, payable monthly, based on the following annual rates of average daily net assets:

Balanced (Class A, B, C, & Y)	.275%
Balanced (Class I)	.125%
Bond (Class A, B, C & Y)	.30%
Bond (Class I)	.10%
Equity (Class A, B, C & Y)	.20%
Equity (Class I)	.10%
Large Cap Core (Class A, B, C, & Y)	.15%
Large Cap Core (Class I)	.10%

Under the terms of the agreement $144,334, $139,738, $399,347, and $17,612 was payable at year end for Balanced, Bond, Equity, and Large Cap Core, respectively.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund has adopted a Distribution Plan that permits each Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid for Class A may not exceed .35% of the annual average daily net assets of Balanced and Bond and .25% of those of Equity and Large Cap Core. The amount actually paid by Class A of Balanced, Bond, Equity, and Large Cap Core is an annualized fee, payable monthly, of .25% (for Balanced only on assets over $30 million), .20%, .25%, and .25%, respectively, of each Classes’ average daily net assets. The expenses paid for Class B and Class C may not exceed 1.00% of the annual average daily net assets of Balanced, Bond, Equity, and Large Cap Core. The amount actually paid, is an annualized fee, payable monthly of 1.00%, of each Classes’ average daily net assets. Class I and Class Y do not have Distribution Plan expenses. Under the terms of the agreement $153,033, $91,590, $487,241, and $25,454 was payable at year end for Balanced, Bond, Equity, and Large Cap Core, respectively.

CID received the following amounts as its portion of the commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2014: $221,023 for Balanced, $40,232 for Bond, $175,524 for Equity, and $29,470 for Large Cap Core.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received fees of $147,495, $92,380, $288,200, and $20,125 for the year ended September 30, 2014 for Balanced, Bond, Equity, and Large Cap Core, respectively. Under the terms of the agreement, $12,191, $7,456, $23,023 and $1,705 was payable at year end for Balanced, Bond, Equity, and Large Cap Core, respectively.

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the “CSI Foundation”). The CSI Foundation is a 501(c)(3)

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non-profit organization that receives in-kind support from Calvert and its subsidiaries. The Fund has received an exemptive order from the Securities and Exchange Commission permitting the Fund to make investments in these notes under certain conditions.

Each Trustee of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $48,000 plus a meeting fee of up to $3,000 for each regular Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chair and Committee chairs ($10,000 for Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each regular Committee meeting attended. Trustees’ fees are allocated to each of the funds served.

Note C — Investment Activity and Tax Information

During the year, the cost of purchases and proceeds from sales of investments, other than U.S. Government and short-term securities, were:

	Balanced	Bond	Equity	Large Cap Core
Purchases	$539,678,768	$650,478,921	$677,479,240	$130,018,032
Sales	484,331,310	586,889,822	1,011,097,943	97,897,783

U.S. Government security purchases and sales were:

Balanced		Bond
Purchases	$229,964,217	$731,736,148
Sales	232,275,692	752,900,659

The Portfolios may purchase securities, typically short-term variable rate demand notes, from or sell to other Portfolios managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2014, such purchase and sales transactions and the related realized gains and losses were:

Balanced		Bond	Large Cap Core
Purchases	$9,438,774	$20,593,663	$5,218,167
Sales	10,431,075	20,275,000	11,419,780
Realized gain (loss)	1,009,019	—	3,453,551

Capital Loss Carryforwards
Expiration Date	Equity
30-Sep-17	($62,878,773)

No Expiration Date	Bond
Long-term	($9,961,029)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their characters

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as either long-term or short-term. Losses incurred in pre-enactment taxable years can be utilized until expiration. Equity’s use of net capital losses acquired from reorganizations may be limited under certain tax provisions.

The tax character of dividends and distributions paid during the years ended September 30, 2014 and September 30, 2013 was as follows:

Balanced
Distributions paid from:	2014	2013
Ordinary income	$24,540,465	$3,815,911
Long-term capital gain	50,742,493	—
Total	$75,282,958	$3,815,911

Bond
Distributions paid from:	2014	2013
Ordinary income	$20,278,875	$28,770,766
Long-term capital gain	—	572,606
Total	$20,278,875	$29,343,372

Equity
Distributions paid from:	2014	2013
Ordinary income	$6,186,144	$999,798
Long-term capital gain	118,692,586	3,421,590
Total	$124,878,730	$4,421,388

Large Cap Core
Distributions paid from:	2014	2013
Ordinary income	$1,404,938	$792,943
Long-term capital gain	10,311,748	126,812
Total	$11,716,686	$919,755

As of September 30, 2014, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

	Balanced	Bond
Unrealized appreciation	$84,725,930	$15,311,771
Unrealized (depreciation)	(14,079,203)	(9,649,391)
Net unrealized appreciation/(depreciation)	$70,646,727	$5,662,380
Undistributed ordinary income	$4,698,344	$45,260
Undistributed long-term capital gain	$1,902,372	—
Capital loss carryforward	—	($9,961,029)
Federal income tax cost of investments	$599,306,096	$757,772,528

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	Equity	Large Cap Core
Unrealized appreciation	$952,617,154	$24,567,916
Unrealized (depreciation)	(29,337,810)	(2,737,329)
Net unrealized appreciation/(depreciation)	$923,279,344	$21,830,587
Undistributed ordinary income	$13,087,664	$2,412,815
Undistributed long-term capital gain	$224,016,857	$8,217,343
Capital loss carryforward	($62,878,773)	—
Federal income tax cost of investments	$1,974,778,760	$163,089,131

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statements of Net Assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. For Balanced, the differences are due to Section 1256 contracts, partnerships, and wash sales. For Bond, the differences are due to Section 1256 contracts and wash sales. For Equity, the differences are due to wash sales, partnerships, and capital loss limitations under Internal Revenue Code Section 382. For Large Cap Core, the differences are due to wash sales.

Reclassifications, as shown in the table below, have been made to the Funds’ components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. For Balanced, the reclassifications are due to partnerships, foreign currency transactions, and asset-backed securities. For Bond, the reclassifications are due to asset-backed securities. For Equity, the reclassifications are due to foreign currency transactions, distribution recharacterizations, and partnerships. For Large Cap Core, the reclassifications are due to foreign currency transactions.

	Balanced	Bond
Undistributed net investment income	($25,588)	($6,710)
Accumulated net realized gain (loss)	25,607	6,710
Paid-in capital	(19)	—

	Equity	Large Cap Core
Undistributed net investment income	($297,333)	($43)
Accumulated net realized gain (loss)	297,349	43
Paid-in capital	(16)	—

Note D — Line of Credit

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight

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Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2014. For the year ended September 30, 2014, borrowings by Balanced and Bond under the agreement were as follows:

		Weighted	Maximum	Month of
	Average Daily	Average Interest	Amount	Maximum Amount
Portfolio	Balance	Rate	Borrowed	Borrowed
Balanced	$953	1.35%	$347,958	October 2013
Bond	$18,825	1.35%	$1,780,871	November 2013

Note E — Affiliated Companies

An affiliated company is a company in which the Portfolios have a direct or indirect ownership of, control of, or voting power 5 percent or more of the outstanding voting shares.

Affiliated companies of the Balanced Portfolio as of September 30, 2014 are as follows:

Affiliates	Cost	Value
GEEMF Partners LP	—	$115,084
Kickboard, Inc.	$385,329	418,896
TOTALS	$385,329	$533,980

Affiliated companies of the Equity Portfolio as of September 30, 2014 are as follows:

Affiliates	Cost	Value
Coastal Ventures III, LP	$280,266	$231,735
Digital Directions International, Inc.	683,778	123,965
Global Resource Options, Inc.	3,200,178	1,473,829
New Day Farms, Inc.	506,225	—
Shangri La Farms, Ltd.	200,000	200,001
TOTALS	$4,870,447	$2,029,530

Note F — Capital Commitments

In connection with certain venture capital investments, the Balanced and Equity Portfolios are committed to future capital calls, which will increase the Portfolios’ investment in these securities. As of September 30, 2014, the aggregate amount of the future capital commitments totals were $60,000 and $5,882,033 for Balanced and Equity, respectively.

Note G — Regulatory Matters

In October 2011, the Advisor determined that it was necessary to change the price at which one of the Balanced and Bond portfolio securities was then being fair valued. The Advisor and the Board of Trustees subsequently determined it was appropriate to change the fair value prices at which that security and certain related securities had been carried from March 2008 through September 30, 2011. These fair value revisions had the effect of

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changing the net asset value per share at which shareholder subscriptions and redemptions were executed during the affected period. Accordingly, in December 2011, pursuant to an agreement (“the Agreement”) with the Board of Trustees, the Advisor contributed $206,623 and $3,320,907 to the Balanced and Bond Portfolios, respectively, to adjust shareholder trades occurring during the respective period for the benefit of affected shareholders.

Subsequent to the Agreement, the Securities and Exchange Commission (“SEC”) conducted a compliance examination of the Advisor and the Calvert Funds (“the Funds”). In a letter dated November 1, 2013, the SEC communicated their examination findings that included various deficiencies and weaknesses and concerns regarding whether the contribution and shareholder disbursement, discussed above, was properly calculated and distributed to certain shareholders.

Management of the Advisor and the Funds responded to the SEC examination and believe a number of corrective actions have been taken since October 2011 to address the matters raised in the examination. Also, in management’s opinion, the contribution noted above was properly calculated and distributed by the Balanced and Bond Portfolios to benefit the affected shareholders and was in accordance with the Agreement. It is also management’s opinion that the resolution of the examination matters will not have a material adverse effect on the financial position or results of operations of the Balanced and Bond Portfolios.

Note H — Subsequent Events

In preparing the financial statements as of September 30, 2014, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2014 (z)	2013 (z)	2012 (z)
Net asset value, beginning	$34.13	$30.81	$26.19
Income from investment operations:
Net investment income	.33	.24	.23
Net realized and unrealized gain (loss)	3.02	3.32	4.62
Total from investment operations	3.35	3.56	4.85
Distributions from:
Net investment income	(.32)	(.24)	(.23)
Net realized gain	(4.10)	—	—
Total distributions	(4.42)	(.24)	(.23)
Total increase (decrease) in net asset value	(1.07)	3.32	4.62
Net asset value, ending	$33.06	$34.13	$30.81

Total return*	10.77%	11.60%	18.58%
Ratios to average net assets: A
Net investment income	1.02%	.76%	.78%
Total expenses	1.17%	1.18%	1.22%
Expenses before offsets	1.16%	1.18%	1.22%
Net expenses	1.16%	1.18%	1.22%
Portfolio turnover	124%	114%	145%
Net assets, ending (in thousands)	$561,809	$497,160	$447,678

	Years Ended
	September 30,	September 30,
Class A Shares	2011 (z)	2010 (z)
Net asset value, beginning	$25.94	$24.02
Income from investment operations:
Net investment income	.29	.27
Net realized and unrealized gain (loss)	.22	1.91
Total from investment operations	.51	2.18
Distributions from:
Net investment income	(.26)	(.26)
Net realized gain	—	—
Total distributions	(.26)	(.26)
Total increase (decrease) in net asset value	.25	1.92
Net asset value, ending	$26.19	$25.94

Total return*	1.94%	9.12%
Ratios to average net assets: A
Net investment income	1.04%	1.08%
Total expenses	1.22%	1.23%
Expenses before offsets	1.22%	1.23%
Net expenses	1.22%	1.23%
Portfolio turnover	100%	75%
Net assets, ending (in thousands)	$405,716	$419,363

See notes to financial highlights.

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BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2014 (z)	2013 (z)	2012 (z)
Net asset value, beginning	$33.63	$30.47	$25.96
Income from investment operations:
Net investment income (loss)	(.04)	(.11)	(.07)
Net realized and unrealized gain (loss)	2.97	3.27	4.58
Total from investment operations	2.93	3.16	4.51
Distributions from:
Net investment income	—	—	***
Net realized gain	(4.10)	—	—
Total distributions	(4.10)	—	—
Total increase (decrease) in net asset value	(1.17)	3.16	4.51
Net asset value, ending	$32.46	$33.63	$30.47

Total return*	9.53%	10.37%	17.39%
Ratios to average net assets: A
Net investment income (loss)	(.13%)	(.34%)	(.23%)
Total expenses	2.32%	2.30%	2.23%
Expenses before offsets	2.29%	2.29%	2.23%
Net expenses	2.29%	2.29%	2.23%
Portfolio turnover	124%	114%	145%
Net assets, ending (in thousands)	$3,988	$5,731	$7,835

	Years Ended
	September 30,	September 30,
Class B Shares	2011 (z)	2010 (z)
Net asset value, beginning	$25.73	$23.83
Income from investment operations:
Net investment income	**	.01
Net realized and unrealized gain (loss)	.23	1.90
Total from investment operations	.23	1.91
Distributions from:
Net investment income	—	(.01)
Net realized gain	—	—
Total distributions	—	(.01)
Total increase (decrease) in net asset value	.23	1.90
Net asset value, ending	$25.96	$25.73

Total return*	.89%	8.02%
Ratios to average net assets: A
Net investment income	.01%	.04%
Total expenses	2.24%	2.27%
Expenses before offsets	2.24%	2.27%
Net expenses	2.24%	2.27%
Portfolio turnover	100%	75%
Net assets, ending (in thousands)	$9,306	$12,127

See notes to financial highlights.

106 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2014 (z)	2013 (z)	2012 (z)
Net asset value, beginning	$33.45	$30.23	$25.72
Income from investment operations:
Net investment income (loss)	.08	(.02)	(.02)
Net realized and unrealized gain (loss)	2.94	3.25	4.54
Total from investment operations	3.02	3.23	4.52
Distributions from:
Net investment income	(.07)	(.01)	(.01)
Net realized gain	(4.10)	—	—
Total distributions	(4.17)	(.01)	(.01)
Total increase (decrease) in net asset value	(1.15)	3.22	4.51
Net asset value, ending	$32.30	$33.45	$30.23

Total return*	9.89%	10.71%	17.60%
Ratios to average net assets: A
Net investment income (loss)	.24%	(.06%)	(.05%)
Total expenses	1.95%	1.99%	2.05%
Expenses before offsets	1.94%	1.99%	2.05%
Net expenses	1.94%	1.99%	2.05%
Portfolio turnover	124%	114%	145%
Net assets, ending (in thousands)	$48,814	$37,812	$29,605

	Years Ended
	September 30,	September 30,
Class C Shares	2011 (z)	2010 (z)
Net asset value, beginning	$25.47	$23.58
Income from investment operations:
Net investment income	.05	.05
Net realized and unrealized gain (loss)	.23	1.88
Total from investment operations	.28	1.93
Distributions from:
Net investment income	(.03)	(.04)
Net realized gain	—	—
Total distributions	(.03)	(.04)
Total increase (decrease) in net asset value	.25	1.89
Net asset value, ending	$25.72	$25.47

Total return*	1.08%	8.17%
Ratios to average net assets: A
Net investment income	.18%	.19%
Total expenses	2.07%	2.12%
Expenses before offsets	2.07%	2.12%
Net expenses	2.07%	2.12%
Portfolio turnover	100%	75%
Net assets, ending (in thousands)	$24,335	$24,269

See notes to financial highlights.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 107

BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2014 (z)	2013 (z)	2012 (z)
Net asset value, beginning	$34.55	$31.19	$26.49
Income from investment operations:
Net investment income	.51	.41	.45
Net realized and unrealized gain (loss)	3.06	3.35	4.61
Total from investment operations	3.57	3.76	5.06
Distributions from:
Net investment income	(.49)	(.40)	(.36)
Net realized gain	(4.10)	—	—
Total distributions	(4.59)	(.40)	(.36)
Total increase (decrease) in net asset value	(1.02)	3.36	4.70
Net asset value, ending	$33.53	$34.55	$31.19

Total return*	11.35%	12.13%	19.16%
Ratios to average net assets: A
Net investment income	1.53%	1.26%	1.43%
Total expenses	.66%	.68%	.83%
Expenses before offsets	.66%	.68%	.70%
Net expenses	.66%	.68%	.70%
Portfolio turnover	124%	114%	145%
Net assets, ending (in thousands)	$43,579	$35,578	$29,601

	Years Ended
	September 30,	September 30,
Class I Shares	2011 (z)	2010 (z)
Net asset value, beginning	$26.22	$24.25
Income from investment operations:
Net investment income	.43	.42
Net realized and unrealized gain (loss)	.23	1.93
Total from investment operations	.66	2.35
Distributions from:
Net investment income	(.39)	(.38)
Net realized gain	—	—
Total distributions	(.39)	(.38)
Total increase (decrease) in net asset value	.27	1.97
Net asset value, ending	$26.49	$26.22

Total return*	2.45%	9.72%
Ratios to average net assets: A
Net investment income	1.54%	1.62%
Total expenses	1.33%	1.09%
Expenses before offsets	.72%	.72%
Net expenses	.72%	.72%
Portfolio turnover	100%	75%
Net assets, ending (in thousands)	$1,820	$1,518

See notes to financial highlights.

108	www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

	Periods Ended
	September 30,	September 30,
Class Y Shares	2014 (z)	2013 ## (z)
Net asset value, beginning	$34.25	$32.60
Income from investment operations:
Net investment income	.38	.18
Net realized and unrealized gain (loss)	3.04	1.48
Total from investment operations	3.42	1.66
Distributions from:
Net investment income	(.28)	(.01)
Net realized gain	(4.10)	—
Total distributions	(4.38)	(.01)
Total increase (decrease) in net asset value	(.96)	1.65
Net asset value, ending	$33.29	$34.25

Total return*	10.97%	5.11%
Ratios to average net assets: A
Net investment income	1.27%	.71% (a)
Total expenses	3.32%	61.96% (a)
Expenses before offsets	.96%	.97% (a)
Net expenses	.96%	.97% (a)
Portfolio turnover	124%	114%
Net assets, ending (in thousands)	$3,250	$66

See notes to financial highlights.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 109

BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2014 (z)	2013 (z)	2012
Net asset value, beginning	$15.61	$16.58	$15.85
Income from investment operations:
Net investment income	.38	.33	.40
Net realized and unrealized gain (loss)	.34	(.69)	.91
Total from investment operations	.72	(.36)	1.31
Distributions from:
Net investment income	(.38)	(.35)	(.41)
Net realized gain	(.03)	(.26)	(.17)
Total distributions	(.41)	(.61)	(.58)
Total increase (decrease) in net asset value	.31	(.97)	.73
Net asset value, ending	$15.92	$15.61	$16.58

Total return*	4.66%	(2.27%)	8.47%
Ratios to average net assets: A
Net investment income	2.40%	2.05%	2.52%
Total expenses	1.12%	1.11%	1.16%
Expenses before offsets	1.12%	1.11%	1.16%
Net expenses	1.12%	1.11%	1.16%
Portfolio turnover	187%	214%	228%
Net assets, ending (in thousands)	$378,269	$408,823	$473,995

	Years Ended
	September 30,	September 30,
Class A Shares	2011	2010^
Net asset value, beginning	$16.00^	$15.12^
Income from investment operations:
Net investment income	.42	.41
Net realized and unrealized gain (loss)	.02^	.95^
Total from investment operations	.44	1.36
Distributions from:
Net investment income	(.43)	(.38)
Net realized gain	(.16)	(.10)
Total distributions	(.59)	(.48)
Total increase (decrease) in net asset value	(.15)	.88
Net asset value, ending	$15.85	$16.00^

Total return*	2.83%^	9.19%^
Ratios to average net assets: A
Net investment income	2.63%	2.63%
Total expenses	1.13%	1.14%
Expenses before offsets	1.13%	1.14%
Net expenses	1.13%	1.14%
Portfolio turnover	203%	78%
Net assets, ending (in thousands)	$516,884	$592,736^

See notes to financial highlights.

110	www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2014 (z)	2013 (z)	2012
Net asset value, beginning	$15.49	$16.45	$15.74
Income from investment operations:
Net investment income	.21	.16	.24
Net realized and unrealized gain (loss)	.33	(.69)	.89
Total from investment operations	.54	(.53)	1.13
Distributions from:
Net investment income	(.22)	(.17)	(.25)
Net realized gain	(.03)	(.26)	(.17)
Total distributions	(.25)	(.43)	(.42)
Total increase (decrease) in net asset value	.29	(.96)	.71
Net asset value, ending	$15.78	$15.49	$16.45

Total return*	3.50%	(3.28%)	7.32%
Ratios to average net assets: A
Net investment income	1.32%	.96%	1.50%
Total expenses	2.90%	2.36%	2.31%
Expenses before offsets	2.19%	2.19%	2.19%
Net expenses	2.19%	2.19%	2.19%
Portfolio turnover	187%	214%	228%
Net assets, ending (in thousands)	$814	$2,274	$4,265

	Years Ended
	September 30,	September 30,
Class B Shares	2011	2010^
Net asset value, beginning	$15.89^	$15.03^
Income from investment operations:
Net investment income	.26	.25
Net realized and unrealized gain (loss)	.02^	.93^
Total from investment operations	.28	1.18
Distributions from:
Net investment income	(.27)	(.22)
Net realized gain	(.16)	(.10)
Total distributions	(.43)	(.32)
Total increase (decrease) in net asset value	(.15)	.86
Net asset value, ending	$15.74	$15.89^

Total return*	1.78%^	7.98%^
Ratios to average net assets: A
Net investment income	1.57%	1.60%
Total expenses	2.21%	2.18%
Expenses before offsets	2.19%	2.18%
Net expenses	2.19%	2.18%
Portfolio turnover	203%	78%
Net assets, ending (in thousands)	$5,635	$8,845^

See notes to financial highlights.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 111

BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2014 (z)	2013 (z)	2012
Net asset value, beginning	$15.52	$16.48	$15.76
Income from investment operations:
Net investment income	.25	.20	.27
Net realized and unrealized gain (loss)	.33	(.68)	.90
Total from investment operations	.58	(.48)	1.17
Distributions from:
Net investment income	(.25)	(.22)	(.28)
Net realized gain	(.03)	(.26)	(.17)
Total distributions	(.28)	(.48)	(.45)
Total increase (decrease) in net asset value	.30	(.96)	.72
Net asset value, ending	$15.82	$15.52	$16.48

Total return*	3.78%	(3.01%)	7.58%
Ratios to average net assets: A
Net investment income	1.60%	1.26%	1.73%
Total expenses	1.92%	1.90%	1.96%
Expenses before offsets	1.92%	1.90%	1.96%
Net expenses	1.92%	1.90%	1.96%
Portfolio turnover	187%	214%	228%
Net assets, ending (in thousands)	$33,963	$37,620	$45,974

	Years Ended
	September 30,	September 30,
Class C Shares	2011	2010^
Net asset value, beginning	$15.90^	$15.04^
Income from investment operations:
Net investment income	.29	.29
Net realized and unrealized gain (loss)	.03^	.93^
Total from investment operations	.32	1.22
Distributions from:
Net investment income	(.30)	(.26)
Net realized gain	(.16)	(.10)
Total distributions	(.46)	(.36)
Total increase (decrease) in net asset value	(.14)	.86
Net asset value, ending	$15.76	$15.90^

Total return*	2.08%^	8.24%^
Ratios to average net assets: A
Net investment income	1.83%	1.85%
Total expenses	1.93%	1.91%
Expenses before offsets	1.93%	1.91%
Net expenses	1.93%	1.91%
Portfolio turnover	203%	78%
Net assets, ending (in thousands)	$47,123	$54,230^

See notes to financial highlights.

112 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2014 (z)	2013 (z)	2012
Net asset value, beginning	$15.62	$16.59	$15.85
Income from investment operations:
Net investment income	.48	.43	.50
Net realized and unrealized gain (loss)	.35	(.70)	.92
Total from investment operations	.83	(.27)	1.42
Distributions from:
Net investment income	(.48)	(.44)	(.51)
Net realized gain	(.03)	(.26)	(.17)
Total distributions	(.51)	(.70)	(.68)
Total increase (decrease) in net asset value	.32	(.97)	.74
Net asset value, ending	$15.94	$15.62	$16.59

Total return*	5.35%	(1.69%)	9.21%
Ratios to average net assets: A
Net investment income	3.01%	2.66%	3.12%
Total expenses	.50%	.51%	.56%
Expenses before offsets	.50%	.51%	.56%
Net expenses	.50%	.51%	.56%
Portfolio turnover	187%	214%	228%
Net assets, ending (in thousands)	$300,602	$220,621	$202,799

	Years Ended
	September 30,	September 30,
Class I Shares	2011	2010^
Net asset value, beginning	$16.01^	$15.13^
Income from investment operations:
Net investment income	.51	.50
Net realized and unrealized gain (loss)	.01^	.96^
Total from investment operations	.52	1.46
Distributions from:
Net investment income	(.52)	(.48)
Net realized gain	(.16)	(.10)
Total distributions	(.68)	(.58)
Total increase (decrease) in net asset value	(.16)	.88
Net asset value, ending	$15.85	$16.01^

Total return*	3.39%^	9.84%^
Ratios to average net assets: A
Net investment income	3.25%	3.24%
Total expenses	.52%	.52%
Expenses before offsets	.52%	.52%
Net expenses	.52%	.52%
Portfolio turnover	203%	78%
Net assets, ending (in thousands)	$224,792	$213,395^

See notes to financial highlights.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 113

BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class Y Shares	2014 (z)	2013 (z)	2012
Net asset value, beginning	$15.70	$16.67	$15.93
Income from investment operations:
Net investment income	.42	.38	.45
Net realized and unrealized gain (loss)	.35	(.70)	.92
Total from investment operations	.77	(.32)	1.37
Distributions from:
Net investment income	(.41)	(.39)	(.46)
Net realized gain	(.03)	(.26)	(.17)
Total distributions	(.44)	(.65)	(.63)
Total increase (decrease) in net asset value	.33	(.97)	.74
Net asset value, ending	$16.03	$15.70	$16.67

Total return*	4.98%	(1.97%)	8.79%
Ratios to average net assets: A
Net investment income	2.66%	2.36%	2.81%
Total expenses	.85%	.81%	.87%
Expenses before offsets	.85%	.81%	.87%
Net expenses	.85%	.81%	.87%
Portfolio turnover	187%	214%	228%
Net assets, ending (in thousands)	$53,613	$39,300	$35,396

	Years Ended
	September 30,	September 30,
Class Y Shares	2011	2010^
Net asset value, beginning	$16.06^	$15.16^
Income from investment operations:
Net investment income	.46	.41
Net realized and unrealized gain (loss)	.03^	.98^
Total from investment operations	.49	1.39
Distributions from:
Net investment income	(.46)	(.39)
Net realized gain	(.16)	(.10)
Total distributions	(.62)	(.49)
Total increase (decrease) in net asset value	(.13)	.90
Net asset value, ending	$15.93	$16.06^

Total return*	3.17%^	9.34%^
Ratios to average net assets: A
Net investment income	2.91%	2.71%
Total expenses	.83%	1.00%
Expenses before offsets	.83%	.92%
Net expenses	.83%	.92%
Portfolio turnover	203%	78%
Net assets, ending (in thousands)	$26,987	$14,321^

See notes to financial highlights.

114 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2014 (z)	2013 (z)	2012 (z)
Net asset value, beginning	$44.68	$38.48	$32.91
Income from investment operations:
Net investment income (loss)	.02	.07	(.05)
Net realized and unrealized gain (loss)	7.67	6.19	7.32
Total from investment operations	7.69	6.26	7.27
Distributions from:
Net investment income	(.05)	(.01)	—
Net realized gain	(1.99)	(.05)	(1.70)
Total distributions	(2.04)	(.06)	(1.70)
Total increase (decrease) in net asset value	5.65	6.20	5.57
Net asset value, ending	$50.33	$44.68	$38.48

Total return*	17.63%	16.30%	22.75%
Ratios to average net assets: A
Net investment income (loss)	.05%	.18%	(.15%)
Total expenses	1.15%	1.21%	1.21%
Expenses before offsets	1.14%	1.20%	1.21%
Net expenses	1.14%	1.20%	1.21%
Portfolio turnover	24%	32%	36%
Net assets, ending (in thousands)	$1,590,823	$1,602,401	$1,500,089

	Years Ended
	September 30,	September 30,
Class A Shares	2011 (z)	2010 (z)
Net asset value, beginning	$32.56	$29.25
Income from investment operations:
Net investment income (loss)	(.09)	(.04)
Net realized and unrealized gain (loss)	.44	3.39
Total from investment operations	.35	3.35
Distributions from:
Net investment income	—	(.04)
Net realized gain	—	—
Total distributions	—	(.04)
Total increase (decrease) in net asset value	.35	3.31
Net asset value, ending	$32.91	$32.56

Total return*	1.07%	11.44%
Ratios to average net assets: A
Net investment income (loss)	(.25%)	(.13%)
Total expenses	1.20%	1.22%
Expenses before offsets	1.20%	1.22%
Net expenses	1.20%	1.22%
Portfolio turnover	41%	39%
Net assets, ending (in thousands)	$1,297,315	$980,605

See notes to financial highlights.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 115

EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2014 (z)	2013 (z)	2012 (z)
Net asset value, beginning	$37.58	$32.65	$28.40
Income from investment operations:
Net investment income (loss)	(.36)	(.23)	(.31)
Net realized and unrealized gain (loss)	6.41	5.21	6.26
Total from investment operations	6.05	4.98	5.95
Distributions from:
Net investment income	—	—	—
Net realized gain	(1.99)	(.05)	(1.70)
Total distributions	(1.99)	(.05)	(1.70)
Total increase (decrease) in net asset value	4.06	4.93	4.25
Net asset value, ending	$41.64	$37.58	$32.65

Total return*	16.53%	15.29%	21.66%
Ratios to average net assets: A
Net investment income (loss)	(.89%)	(.67%)	(1.02%)
Total expenses	2.09%	2.08%	2.09%
Expenses before offsets	2.08%	2.07%	2.08%
Net expenses	2.08%	2.07%	2.08%
Portfolio turnover	24%	32%	36%
Net assets, ending (in thousands)	$14,654	$21,554	$28,391

	Years Ended
	September 30,	September 30,
Class B Shares	2011 (z)	2010 (z)
Net asset value, beginning	$28.34	$25.67
Income from investment operations:
Net investment income (loss)	(.36)	(.28)
Net realized and unrealized gain (loss)	.42	2.95
Total from investment operations	.06	2.67
Distributions from:
Net investment income	—	—
Net realized gain	—	—
Total distributions	—	—
Total increase (decrease) in net asset value	.06	2.67
Net asset value, ending	$28.40	$28.34

Total return*	.21%	10.40%
Ratios to average net assets: A
Net investment income (loss)	(1.14%)	(1.03%)
Total expenses	2.08%	2.13%
Expenses before offsets	2.08%	2.13%
Net expenses	2.08%	2.13%
Portfolio turnover	41%	39%
Net assets, ending (in thousands)	$35,852	$35,761

See notes to financial highlights.

116 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2014 (z)	2013 (z)	2012 (z)
Net asset value, beginning	$34.66	$30.06	$26.24
Income from investment operations:
Net investment income (loss)	(.25)	(.17)	(.25)
Net realized and unrealized gain (loss)	5.89	4.82	5.77
Total from investment operations	5.64	4.65	5.52
Distributions from:
Net investment income	—	—	—
Net realized gain	(1.99)	(.05)	(1.70)
Total distributions	(1.99)	(.05)	(1.70)
Total increase (decrease) in net asset value	3.65	4.60	3.82
Net asset value, ending	$38.31	$34.66	$30.06

Total return*	16.76%	15.51%	21.82%
Ratios to average net assets: A
Net investment income (loss)	(.68%)	(.52%)	(.87%)
Total expenses	1.88%	1.91%	1.94%
Expenses before offsets	1.87%	1.90%	1.93%
Net expenses	1.87%	1.90%	1.93%
Portfolio turnover	24%	32%	36%
Net assets, ending (in thousands)	$171,869	$158,591	$150,000

	Years Ended
	September 30,	September 30,
Class C Shares	2011 (z)	2010 (z)
Net asset value, beginning	$26.15	$23.65
Income from investment operations:
Net investment income (loss)	(.29)	(.23)
Net realized and unrealized gain (loss)	.38	2.73
Total from investment operations	.09	2.50
Distributions from:
Net investment income	—	—
Net realized gain	—	—
Total distributions	—	—
Total increase (decrease) in net asset value	.09	2.50
Net asset value, ending	$26.24	$26.15

Total return*	.34%	10.57%
Ratios to average net assets: A
Net investment income (loss)	(1.01%)	(.92%)
Total expenses	1.95%	2.01%
Expenses before offsets	1.95%	2.01%
Net expenses	1.95%	2.01%
Portfolio turnover	41%	39%
Net assets, ending (in thousands)	$132,658	$97,961

See notes to financial highlights.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 117

EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2014 (z)	2013 (z)	2012 (z)
Net asset value, beginning	$48.48	$41.55	$35.22
Income from investment operations:
Net investment income	.29	.32	.16
Net realized and unrealized gain (loss)	8.34	6.70	7.87
Total from investment operations	8.63	7.02	8.03
Distributions from:
Net investment income	(.22)	(.04)	—
Net realized gain	(1.99)	(.05)	(1.70)
Total distributions	(2.21)	(.09)	(1.70)
Total increase (decrease) in net asset value	6.42	6.93	6.33
Net asset value, ending	$54.90	$48.48	$41.55

Total return*	18.23%	16.95%	23.44%
Ratios to average net assets: A
Net investment income	.56%	.72%	.40%
Total expenses	.64%	.66%	.67%
Expenses before offsets	.62%	.65%	.66%
Net expenses	.62%	.65%	.66%
Portfolio turnover	24%	32%	36%
Net assets, ending (in thousands)	$961,680	$798,677	$667,246

	Years Ended
	September 30,	September 30,
Class I Shares	2011 (z)	2010 (z)
Net asset value, beginning	$34.66	$31.04
Income from investment operations:
Net investment income	.10	.14
Net realized and unrealized gain (loss)	.46	3.59
Total from investment operations	.56	3.73
Distributions from:
Net investment income	—	(.11)
Net realized gain	—	—
Total distributions	—	(.11)
Total increase (decrease) in net asset value	.56	3.62
Net asset value, ending	$35.22	$34.66

Total return*	1.62%	12.04%
Ratios to average net assets: A
Net investment income	.28%	.42%
Total expenses	.67%	.68%
Expenses before offsets	.67%	.68%
Net expenses	.67%	.68%
Portfolio turnover	41%	39%
Net assets, ending (in thousands)	$535,829	$198,553

See notes to financial highlights.

118 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class Y Shares	2014 (z)	2013 (z)	2012 (z)
Net asset value, beginning	$45.51	$39.06	$33.25
Income from investment operations:
Net investment income	.18	.23	.09
Net realized and unrealized gain (loss)	7.81	6.30	7.42
Total from investment operations	7.99	6.53	7.51
Distributions from:
Net investment income	(.16)	(.03)	—
Net realized gain	(1.99)	(.05)	(1.70)
Total distributions	(2.15)	(.08)	(1.70)
Total increase (decrease) in net asset value	5.84	6.45	5.81
Net asset value, ending	$51.35	$45.51	$39.06

Total return*	17.99%	16.76%	23.26%
Ratios to average net assets: A
Net investment income	.36%	.56%	.25%
Total expenses	.83%	.82%	.82%
Expenses before offsets	.82%	.81%	.81%
Net expenses	.82%	.81%	.81%
Portfolio turnover	24%	32%	36%
Net assets, ending (in thousands)	$139,319	$137,137	$106,723

	Periods Ended
	September 30,	September 30,
Class Y Shares	2011 (z)	2010 (z)
Net asset value, beginning	$32.78	$29.35
Income from investment operations:
Net investment income	.04	.02
Net realized and unrealized gain (loss)	.43	3.42
Total from investment operations	.47	3.44
Distributions from:
Net investment income	—	(.01)
Net realized gain	—	—
Total distributions	—	(.01)
Total increase (decrease) in net asset value	.47	3.43
Net asset value, ending	$33.25	$32.78

Total return*	1.43%	11.73%
Ratios to average net assets: A
Net investment income	.10%	.08%
Total expenses	.84%	1.14%
Expenses before offsets	.84%	.96%
Net expenses	.84%	.96%
Portfolio turnover	41%	39%
Net assets, ending (in thousands)	$66,377	$11,811

See notes to financial highlights.

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LARGE CAP CORE PORTFOLIO
FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2014 (z)	2013 (z)	2012 (z)
Net asset value, beginning	$22.35	$18.49	$15.16
Income from investment operations:
Net investment income	.18	.15	.15
Net realized and unrealized gain (loss)	2.70	3.87	3.31
Total from investment operations	2.88	4.02	3.46
Distributions from:
Net investment income	(.15)	(.14)	(.13)
Net realized gain	(1.77)	(.02)	—
Total distributions	(1.92)	(.16)	(.13)
Total increase (decrease) in net asset value	.96	3.86	3.33
Net asset value, ending	$23.31	$22.35	$18.49

Total return*	13.72%	21.91%	22.91%
Ratios to average net assets: A
Net investment income	.81%	.74%	.83%
Total expenses	1.30%	1.32%	1.40%
Expenses before offsets	1.20%	1.22%	1.30%
Net expenses	1.20%	1.22%	1.30%
Portfolio turnover	68%	59%	48%
Net assets, ending (in thousands)	$69,499	$58,507	$41,334

	Years Ended
	September 30,	September 30,
Class A Shares	2011 (z)	2010 (z)
Net asset value, beginning	$15.02	$13.62
Income from investment operations:
Net investment income	.11	.07
Net realized and unrealized gain (loss)	.11	1.44
Total from investment operations	.22	1.51
Distributions from:
Net investment income	(.08)	(.11)
Net realized gain	—	—
Total distributions	(.08)	(.11)
Total increase (decrease) in net asset value	.14	1.40
Net asset value, ending	$15.16	$15.02

Total return*	1.43%	11.10%
Ratios to average net assets: A
Net investment income	.68%	.47%
Total expenses	1.44%	1.48%
Expenses before offsets	1.34%	1.38%
Net expenses	1.34%	1.38%
Portfolio turnover	111%	109%
Net assets, ending (in thousands)	$32,184	$34,563

See notes to financial highlights.

120 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

LARGE CAP CORE PORTFOLIO
FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2014 (z)	2013 (z)	2012 (z)
Net asset value, beginning	$19.74	$16.46	$13.57
Income from investment operations:
Net investment income (loss)	(.13)	(.13)	(.08)
Net realized and unrealized gain (loss)	2.36	3.43	2.97
Total from investment operations	2.23	3.30	2.89
Distributions from:
Net investment income	—	—	—
Net realized gain	(1.77)	(.02)	—
Total distributions	(1.77)	(.02)	—
Total increase (decrease) in net asset value	.46	3.28	2.89
Net asset value, ending	$20.20	$19.74	$16.46

Total return*	12.07%	20.11%	21.30%
Ratios to average net assets: A
Net investment income (loss)	(.64%)	(.69%)	(.49%)
Total expenses	3.32%	3.16%	2.95%
Expenses before offsets	2.67%	2.67%	2.67%
Net expenses	2.67%	2.67%	2.67%
Portfolio turnover	68%	59%	48%
Net assets, ending (in thousands)	$708	$1,093	$1,383

	Years Ended
	September 30,	September 30,
Class B Shares	2011 (z)	2010 (z)
Net asset value, beginning	$13.57	$12.36
Income from investment operations:
Net investment income (loss)	(.10)	(.11)
Net realized and unrealized gain (loss)	.10	1.32
Total from investment operations	—	1.21
Distributions from:
Net investment income	—	—
Net realized gain	—	—
Total distributions	—	—
Total increase (decrease) in net asset value	—	1.21
Net asset value, ending	$13.57	$13.57

Total return*	.00%	9.79%
Ratios to average net assets: A
Net investment income (loss)	(.65%)	(.82%)
Total expenses	2.80%	2.78%
Expenses before offsets	2.67%	2.67%
Net expenses	2.67%	2.67%
Portfolio turnover	111%	109%
Net assets, ending (in thousands)	$1,704	$2,329

See notes to financial highlights.

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LARGE CAP CORE PORTFOLIO
FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2014 (z)	2013 (z)	2012 (z)
Net asset value, beginning	$20.32	$16.84	$13.82
Income from investment operations:
Net investment income (loss)	—	(.02)	—
Net realized and unrealized gain (loss)	2.44	3.52	3.02
Total from investment operations	2.44	3.50	3.02
Distributions from:
Net investment income	—	—	—
Net realized gain	(1.77)	(.02)	—
Total distributions	(1.77)	(.02)	—
Total increase (decrease) in net asset value	.67	3.48	3.02
Net asset value, ending	$20.99	$20.32	$16.84

Total return*	12.80%	20.84%	21.85%
Ratios to average net assets: A
Net investment income (loss)	.02%	(.09%)	(.03%)
Total expenses	2.09%	2.16%	2.26%
Expenses before offsets	1.99%	2.06%	2.16%
Net expenses	1.99%	2.06%	2.16%
Portfolio turnover	68%	59%	48%
Net assets, ending (in thousands)	$12,404	$9,403	$7,199

	Years Ended
	September 30,	September 30,
Class C Shares	2011 (z)	2010 (z)
Net asset value, beginning	$13.75	$12.48
Income from investment operations:
Net investment income (loss)	(.03)	(.06)
Net realized and unrealized gain (loss)	.10	1.33
Total from investment operations	.07	1.27
Distributions from:
Net investment income	—	—
Net realized gain	—	—
Total distributions	—	—
Total increase (decrease) in net asset value	.07	1.27
Net asset value, ending	$13.82	$13.75

Total return*	.51%	10.18%
Ratios to average net assets: A
Net investment income (loss)	(.22%)	(.46%)
Total expenses	2.33%	2.42%
Expenses before offsets	2.23%	2.32%
Net expenses	2.23%	2.32%
Portfolio turnover	111%	109%
Net assets, ending (in thousands)	$5,962	$6,297

See notes to financial highlights.

122 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

LARGE CAP CORE PORTFOLIO
FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2014 (z)	2013 (z)	2012 (z)
Net asset value, beginning	$22.80	$18.84	$15.45
Income from investment operations:
Net investment income	.30	.26	.24
Net realized and unrealized gain (loss)	2.75	3.92	3.37
Total from investment operations	3.05	4.18	3.61
Distributions from:
Net investment income	(.27)	(.20)	(.22)
Net realized gain	(1.77)	(.02)	—
Total distributions	(2.04)	(.22)	(.22)
Total increase (decrease) in net asset value	1.01	3.96	3.39
Net asset value, ending	$23.81	$22.80	$18.84

Total return*	14.25%	22.47%	23.57%
Ratios to average net assets: A
Net investment income	1.31%	1.24%	1.37%
Total expenses	.81%	.82%	.87%
Expenses before offsets	.71%	.72%	.77%
Net expenses	.71%	.72%	.77%
Portfolio turnover	68%	59%	48%
Net assets, ending (in thousands)	$95,258	$59,564	$43,940

	Years Ended
	September 30,	September 30,
Class I Shares	2011 (z)	2010 (z)
Net asset value, beginning	$15.29	$13.83
Income from investment operations:
Net investment income	.21	.15
Net realized and unrealized gain (loss)	.11	1.47
Total from investment operations	.32	1.62
Distributions from:
Net investment income	(.16)	(.16)
Net realized gain	—	—
Total distributions	(.16)	(.16)
Total increase (decrease) in net asset value	.16	1.46
Net asset value, ending	$15.45	$15.29

Total return*	2.02%	11.77%
Ratios to average net assets: A
Net investment income	1.22%	1.04%
Total expenses	.89%	.91%
Expenses before offsets	.79%	.81%
Net expenses	.79%	.81%
Portfolio turnover	111%	109%
Net assets, ending (in thousands)	$31,035	$30,524

See notes to financial highlights.

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LARGE CAP CORE PORTFOLIO
FINANCIAL HIGHLIGHTS

	Years Ended
	September 30,	September 30,
Class Y Shares	2014 (z)	2013 ## (z)
Net asset value, beginning	$22.36	$21.09
Income from investment operations:
Net investment income	.21	.08
Net realized and unrealized gain (loss)	2.71	1.19
Total from investment operations	2.92	1.27
Distributions from:
Net investment income	**	—
Net realized gain	(1.77)	—
Total distributions	(1.77)	—
Total increase (decrease) in net asset value	1.15	1.27
Net asset value, ending	$23.51	$22.36

Total return*	13.86%	6.02%
Ratios to average net assets: A
Net investment income	.95%	.58% (a)
Total expenses	2.96%	612.15% (a)
Expenses before offsets	1.07%	1.15% (a)
Net expenses	1.07%	1.15% (a)
Portfolio turnover	68%	59%
Net assets, ending (in thousands)	$1,562	$4

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reduc-
tions and represent the net expenses paid by the Portfolio.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-
end or deferred sales charge.

** Amount was less than .01 per share.

*** Distribution was less than .01 per share.

## From April 30, 2013 inception.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

^ The Financial Highlights for the year ended 2010 have been restated to reflect an immaterial pricing adjustment made in 2011.

See notes to financial statements.

124 www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

EXPLANATION OF FINANCIAL TABLES

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and post-

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age expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

126	www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (UNAUDITED)

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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To Open an Account
800-368-2748

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544

Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www.calvert.com.

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Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

TABLE OF CONTENTS

5	President’s Letter
7	SRI Update
9	Portfolio Management Discussion
20	Shareholder Expense Example
22	Report of Independent Registered Public Accounting Firm
23	Schedule of Investments
26	Statement of Assets and Liabilities
29	Statements of Operations
30	Statements of Changes in Net Assets
36	Notes to Financial Statements
43	Financial Highlights
50	Explanation of Financial Tables
51	Proxy Voting
52	Availability of Quarterly Portfolio Holdings
53	Trustee and Officer Information Table

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Barbara Krumsiek

President and CEO of Calvert Investments, Inc.

Dear Calvert Shareholder,

For the 12 months ended September 30, 2014, the U.S. economy continued to improve. It has largely recovered, is going into an expansion phase, and is expected to continue to grow through the end of 2014 and into 2015. After recovering from a weak first-quarter caused by severe weather across the country, trends in the U.S. economy included a continued low interest-rate environment and declines in the unemployment rate. Economic growth was slower in Europe, Japan, and China, which were weighed down by further deterioration of macroeconomic data from Europe and growing concerns that China’s economic slowdown could negatively impact global economic growth. Global disruptions, including geopolitical conflicts, have been largely ignored to date by investors, while renewed investor and consumer confidence is high due to robust economic data and earnings data in the U.S. and supported by the U.S. Federal Reserve (the Fed) and central banks around the world continuing to maintain accommodative monetary policies.

While interest rates will likely remain low or rise very gradually over the near term, the Fed tapering with accompanying higher interest rates and continued accommodative language, an improving U.S. economy, and healthy earning and sales growth are expected to favor stocks over bonds over the long term. Overall, investors have become more risk tolerant assisted by accommodative global monetary policy. Volatility remained low throughout the year, but we did see an uptick at the end of the third quarter on fears that a global economic slowdown could also impact the U.S. recovery.

Calvert Women’s Principles® (CWP)

December 20, 2014, officially marks the 10-year anniversary of the Calvert Women’s Principles®, an important milestone in Calvert’s leadership in the women and investing space. In November, we will release our findings in the Women Investors Survey, the release of the latest Diversity Report, and a new article for CWP’s anniversary including a history, a look back at its implementation through Women’s Empowerment Principles (United Nations) and Gender Equality Principles (City of San Francisco), and the future of the program. Information about all our CWP events are available on Calvert’s website.

Calvert Global Water Fund

The Calvert Global Water Fund continues to garner attention and results, and its Class Y Shares recently won a Lipper Award1 for 2014 (Best Performing Fund among 105 funds in the Global Natural Resources Funds classification for the 3-year period ended December 31, 2013). We launched the Water fund in 2008 to give investors access to a broad array of companies around the world whose primary focus is on water. The Fund’s holdings span every sub-sector of the water cycle, including the collection, treatment, and distribution of water and includes sector holdings in water infrastructure, utilities, and technologies. I would encourage you visit the Calvert Water Website, www.calvert.com/water, where you can find the Water: Be a Part of the Solution video, the H2Alpha webinar, and the Water Investing app. This Fund is an example of our commitment to environmental, social, and governance (ESG) integration within our Funds.

www.calvert.com CALVERT ASSET ALLOCATION FUND ANNUAL REPORT (UNAUDITED) 5

Moving Forward

The end of 2014 will see my retirement as president and CEO of Calvert Investments. As CEO for more than 17 years, I have seen our business grow from primarily money market assets to a firm that has over $13.5 billion in Assets Under Management (AUM) in mutual funds that address many social issues. My plan moving forward is to become the Founding Chair of the forthcoming, soon to be launched Calvert institute, which will promote the growth of sustainable and responsible investing (SRI) through research, advocacy, and fostering innovation in the field of sustainable investing. In addition, I will continue serving on the Board of Calvert and as chair until May 2015. John Streur joined the Calvert family as CEO-Elect in late October and will take the reins full-time as CEO on January 1, 2015.

Stay Informed in the Months Ahead

Maintaining a well-diversified mix of U.S. and international stocks, bonds, and cash—appropriate for your goals and risk tolerance—is one of the best ways to mitigate the effects of an uneven recovery in the economy and markets. Of course, we recommend consulting your financial advisor if you have questions or concerns about your investments. We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals.

As always, we thank you for investing with Calvert.

Barbara Krumsiek
President and CEO of Calvert Investments, Inc.

October 2014

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Investment Distributors, Inc., member, FINRA, and subsidiary of Calvert Investments, Inc.

1. Lipper Fund Awards are granted annually to the funds in each Lipper classification that achieve the highest score for Consistent Return, a measure of funds’ historical risk-adjusted returns, relative to peers. Scores for Consistent Return are computed for all Lipper global classifications with ten or more distinct portfolios. The scores are subject to change every month and are calculated over 36, 60, and 120 month periods. The highest 20% of funds in each classification are named Lipper Leaders for Consistent Return. The highest Lipper Leader for Consistent Return within each eligible classification determines the fund classification winner over three, five, or ten years.

Source: Lipper, a Thomson Reuters company.

6	www.calvert.com CALVERT ASSET ALLOCATION FUND ANNUAL REPORT (UNAUDITED)

As always, Calvert continues to work hard to ensure you have a say in the responsible management of environmental, social, and governance (ESG) factors for the companies in which we invest. Below are highlights of our accomplishments during the reporting period.

Shareholder Advocacy

Calvert filed 31 shareholder proposals for the 2014 proxy season on a variety of issues, including board diversity, greenhouse gas (GHG) emissions reductions, and sustainability reporting. Calvert shareholder proposals filed during the 2013/2014 season resulted in the following company commitments:

• PACCAR, a designer and manufacturer of trucks, committed to report to the Carbon Disclosure Project and set goals for reducing the GHG emissions from its trucks and manufacturing operations.

• Polaris, a maker of motorcycles, off-road vehicles, and small electric vehicles, agreed to produce a sustainability plan and strategy for goal-defined company-wide emissions reductions.

• Capital One, the well-known diversified bank, has said it will reduce its GHG emissions 25% by 2020, and increase its environmentally-preferred paper use to 70% by the end of 2014.

Public Policy Initiatives

Power Forward 2.0

Calvert, in conjunction with Ceres, the World Wildlife Federation, and David Gardiner & Associates, published Power Forward 2.0: How American Companies Are Setting Clean Energy Targets and Capturing Greater Business Value, which found that 215 of the companies in the Fortune 500 (43%) have set climate and/or clean energy targets. Other key findings include that 53 Fortune 100 companies report savings of $1.1 billion annually through energy efficiency and renewable energy. These companies are reducing emissions equivalent to taking 15 coal plants offline.

The initial 2012 Power Forward report showed that a majority of Fortune 100 companies had set commitments to renewable energy, GHG emissions reductions, or both. The report attracted press coverage by USA Today, The Huffington Post, Bloomberg, and was referenced in testimony to the Senate Budget Committee. The Guardian listed the report as one of the “10 reasons to be hopeful that we will overcome climate change.”

UN Climate Summit

In September, Calvert joined global leaders from 160 countries to participate in the UN Climate Summit, calling on policymakers, business leaders, and other investors to take immediate steps to address the material financial risks created by climate change. The

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Summit was the start of a critical 15-month period of international negotiations leading up to the UNFCCC Conference of Parties in Paris, December 2015, which will strive for a global agreement between governments that establishes major cuts to GHG emissions.

ESG Integration and Fixed Income

The United Nations-supported Principles for Responsible Investment (PRI) is an international network of investors working toward incorporating ESG issues into investment practices across asset classes. The PRI published the Fixed Income Investor Guide, highlighting examples of strategies to incorporate ESG integration and engagement in fixed-income asset classes. Material is sourced from the PRI’s Reporting Framework, extensive research, and interviews with signatories, including Calvert Investments. Chief Investment Officer Cathy Roy and Senior Credit Analyst Kim Nguyen-Taylor are among the experts who are quoted and provided material input, including a case study.

Conflict Minerals Due Diligence Reporting

Investors and consumers are increasingly calling on companies to identify and mitigate human rights-related risks in their supply chains. A major step forward in this continuing effort was companies’ filing of more than 1,300 conflict minerals due diligence reports to the Securities and Exchange Commission in June 2014. Several Calvert holdings, including Advanced Micro Devices, Apple, General Electric, Hewlett-Packard, Intel, and Microsoft, demonstrated exemplary approaches to this due diligence reporting. In filing the disclosures, companies complied with an SEC rule developed according to Dodd-Frank Section 1502. This law requires disclosure by companies that use gold, tin, tantalum, and tungsten in their products to determine whether such metals originate from particular mines in the Democratic Republic of the Congo (DRC) or adjoining countries that have been used to fuel a nearly two-decade long war in the region.

The reporting rule allows investors to evaluate the efforts of companies in industries, ranging from electronics and auto parts to retailers and jewelers, to identify and eliminate the use of conflict minerals in their supply chains. Most importantly, the rule has diminished the use of conflict minerals and in turn could help end the conflict in the DRC. Calvert was an early supporter of this legislation and played a leading role in the SEC rule-making process as part of a multi-stakeholder coalition.

Calvert’s Signature® criteria examine corporate performance across seven broad areas of concern: Governance and Ethics, Environment, Workplace, Product Safety and Impact, International Operations and Human Rights, Indigenous Peoples’ Rights, and Community Relations. For a company to be eligible for inclusion in a Calvert Signature portfolio, it must meet the criteria in all seven categories.

As of September 30, 2014, the following companies represented the following percentages of Portfolio net assets: PACCAR 0.15% of Calvert Social Index Fund; Polaris 0.15% of Calvert Social Index Fund, 3.30% of Calvert Capital Accumulation Fund; Capital One 0.90% of Calvert Social Index Fund, 0.28% of Calvert Balanced Portfolio, 3.51% of Calvert Large Cap Core Portfolio; Advanced Mirco Devices 0.20% of Calvert Social Index Fund; Apple 4.09% of Calvert Balanced Portfolio, 6.58% of Calvert Large Cap Core Portfolio, 4.69% of Calvert Equity Portfolio, 0.47% of Calvert Bond Portfolio, 4.50% of Calvert Social Index Fund; General Electric 0%; Hewlett-Packard 0.49% of Calvert Social Index Fund; Intel 0.41% of Calvert Balanced Portfolio, 0.20% of Calvert Bond Portfolio, 1.29% of Calvert Social Index Fund; and Microsoft 0.78% of Calvert Balanced Portfolio, 4.69% of Calvert Equity Portfolio, 0.29% of Calvert Bond Portfolio, 2.85% of Calvert Social Index Fund. Holdings are subject to change.

8	www.calvert.com CALVERT ASSET ALLOCATION FUND ANNUAL REPORT (UNAUDITED)

Investment Performance

For the 12-month period ended September 30, 2014, Calvert Conservative Allocation Fund’s Class A shares (at NAV) returned 6.78%, outperforming its benchmark, the Barclays U.S. Credit Index, which returned 6.64%. Calvert Moderate Allocation Fund’s Class A shares (at NAV) returned 8.27%, while Calvert Aggressive Allocation Fund’s Class A shares (at NAV) returned 9.85%, both underperforming their common benchmark, the Russell 3000 Index, which returned 17.76%.

Calvert has developed a set of secondary composite benchmarks based on a mix of market indices which more closely reflect the asset allocation strategy of each Fund than do the single asset class benchmarks listed above. All three Asset Allocation Funds underper-formed their respective composite benchmarks for the period. We discuss the performance of each Fund relative to these composite benchmarks in the Portfolio Strategy section below.

Investment Climate

The divergence between economic conditions in the United States and the rest of the world continued over the 12-month reporting period, and was reflected in global equity market performance. Macroeconomic data showed the U.S. economy regained its footing after a weather-induced, disappointing first quarter. In contrast, concerns about economic growth in emerging markets, especially China, and anemic economic activity in Europe, highlighted risks abroad. The 12-month period was also marked by rising geopolitical tensions across multiple regions, but the equity markets proved resilient, with most major global indices finishing in positive territory.

For the year ended September 30, 2014, the Standard and Poor’s (S&P) 500, Russell 1000, Russell 2000, MSCI EAFE, and MSCI Emerging Markets Indices returned 19.73%, 19.01%, 3.93%, 4.70%, and 4.66%, respectively.

From an investment-style perspective, growth stocks slightly outpaced value stocks, while large-capitalization stocks significantly outperformed small-cap stocks. With increases in interest rates looming in the next 6-18 months, combined with lofty asset valuations entering into 2014, it was understandable that the performance of small-cap stocks was less than stellar. Looking at sector performance, Health Care, Information Technology, and Materials were the top performers within the Russell 1000 Index, while the Consumer Discretionary, Energy, and Telecommunication Services sectors lagged.

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CALVERT
CONSERVATIVE
ALLOCATION FUND
September 30, 2014

% of Total
Asset Allocation	Investments
Domestic Equity Mutual Funds	29%
International and Global Equity
Mutual Funds	8%
Fixed Income Mutual Funds	53%
Short-Term Investments	10%
Total	100%

Investment Performance
(total return at NAV*)
	6 Months	12 Months
	Ended	Ended
	9/30/14	9/30/14
Class A	1.93%	6.78%
Class C	1.40%	5.71%

Barclays U.S.
Credit Index	2.68%	6.64%

Conservative
Allocation
Composite
Benchmark**	2.55%	8.29%

Lipper Mixed-
Asset Target
Alloc.
Conservative
Funds Average	1.56%	6.42%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

** Calvert Conservative Allocation Composite Benchmark: 60% Barclays U.S. Credit Index, 22% Russell 3000 Index, 8% MSCI EAFE IMI Index, 10% 3-month Barclays T-Bill Bellwether Index.

Accelerating Economic Recovery in the U.S.

A wide range of positive U.S. macroeconomic data pointed toward a broader-based recovery over the year, led by an improving labor market. The Purchasing Managers’ Index (PMI) showed expansion in the manufacturing sector, consumer confidence rose, and corporate earnings were strong. While the housing recovery has slowed, we believe it remains on a long-term, upward trajectory, with the slowdown in price appreciation leading to more affordable prices and acting as a potential tailwind for new home buyers. The Fed continued tapering throughout the year, but signaled that short-term interest rates would likely remain low for an extended period, even after the bond-buying program winds down.

Geopolitical Turmoil Intensifies

Geopolitical turmoil dominated headlines for much of the year with ongoing conflict in the Ukraine and escalating tensions in the Middle East that spurred the U.S. and partners to confront ISIS militarily. Protests in Hong Kong and uncertainty around China’s response briefly roiled the equity markets. Bucking historical trends, oil prices continued to decline despite conflict in the Middle East, Ukraine, and Russia as a combination of growing oil supply from North America and weaker global demand helped push oil prices down.

Weak Economic Growth Abroad

Business and consumer confidence in the eurozone continued to fall over the reporting period. Inflation remained dangerously low with several countries, including Greece, Spain, and Italy, experiencing deflation. The region’s economic woes spread to core euro economies as well, particularly evident in France’s stagnating economy. Even Germany’s relatively stable economy showed signs of strain as Germany’s Manufacturing PMI slipped into contraction territory.

10	www.calvert.com CALVERT ASSET ALLOCATION FUND ANNUAL REPORT (UNAUDITED)

CALVERT
MODERATE
ALLOCATION FUND
September 30, 2014

% of Total
Asset Allocation	Investments
Domestic Equity Mutual Funds	52%
International and Global Equity
Mutual Funds	18%
Fixed Income Mutual Funds	25%
Short-Term Investments	5%
Total	100%

Investment Performance
(total return at NAV*)
	6 Months	12 Months
	Ended	Ended
	9/30/14	9/30/14
Class A	1.61%	8.27%
Class C	1.21%	7.44%

Russell 3000
Index	4.88%	17.76%

Moderate
Allocation
Composite
Benchmark**	2.75%	11.19%

Lipper
Mixed-Asset
Target Alloc.
Growth Funds
Average	2.40%	10.58%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

** Calvert Moderate Allocation Composite Benchmark: 30% Barclays U.S. Credit Index, 47% Russell 3000 Index, 18% MSCI EAFE IMI Index, 5% 3-month Barclays T-Bill Bellwether Index.

CALVERT
AGGRESSIVE
ALLOCATION FUND
September 30, 2014

% of Total
Asset Allocation	Investments
Domestic Equity Mutual Funds	67%
International and Global Equity
Mutual Funds	27%
Fixed Income Mutual Funds	5%
Short-Term Investments	1%
Total	100%

Investment Performance
(total return at NAV*)
	6 Months	12 Months
	Ended	Ended
	9/30/14	9/30/14
Class A	1.37%	9.85%
Class C	0.86%	8.66%

Russell 3000
Index	4.88%	17.76%

Aggressive
Allocation
Composite
Benchmark***	2.83%	13.22%

Lipper
Mixed-Asset
Target Alloc.
Aggressive
Growth Funds
Average	1.55%	10.67%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

*** Calvert Aggressive Allocation Composite Benchmark: 10% Barclays U.S. Credit Index, 64% Russell 3000 Index, 26% MSCI EAFE IMI Index.

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Although European equities benefited from the European Central Bank's pledge to add further stimulus and likely initiate an asset purchase program, the positive market reaction was short-lived. Eurozone countries have thus far proved either unwilling or unable to enact meaningful structural economic reforms.

The global implications of slower growth in China troubled investors throughout the year, as Chinese home prices fell, GDP growth slowed, and the specter of a property-bubble burst remained a concern. Although China’s Manufacturing PMI hovered in expansion territory at the end of the period, we continue to watch for further signs of stress as China transitions from an investment-driven economy to a more consumer-oriented one.

Portfolio Strategy

Calvert Conservative Allocation Fund

Calvert Conservative Allocation Fund returned 6.78% for the period, underperforming the blended composite benchmark return of 8.29% from a mix of market indices1 that reflect the Fund’s asset allocation strategy.

With strong performance from U.S. equities over the past year, our decision to increase the Fund’s target equity allocation from 30% to 40% in February 2012 continued to be a significant positive contributor to the Fund’s performance. This was partially offset by a more recent decision in August 2013 to increase cash to 10%, while reducing the fixed-income allocation from 60% to 50%. Since bonds rallied during the period, the decision to increase cash negatively impacted performance. However, we reduced the cash allocation in the first quarter of 2014 and re-allocated to fixed income, mitigating some of the negative impact and allowing the Fund to benefit from bonds’ continued solid performance through the end of the reporting period.

A series of tactical asset allocation decisions also benefitted Fund returns, particularly shifts in our exposure to emerging-market equities. In January, we increased our allocation to emerging markets following their sharp sell-off. At the end of August, we then elected to significantly reduce our position and re-allocated to domestic large-cap stocks. These decisions proved well-timed as emerging-market equities were the top-performing asset class from the end of January through August, but then plunged in September, declining more than 700 basis points.2 Our modest, but well-timed shifts in the portfolio’s stock, bond, and cash allocations helped partially offset the relative underperfor-mance of some of the Fund’s underlying managers.

CALVERT
CONSERVATIVE
ALLOCATION FUND
September 30, 2014

Average Annual Total Returns

Class A Shares	(with max. load)
One year	1.72%
Five year	6.57%
Since inception (4/29/2005)	4.84%

Class C Shares	(with max. load)
One year	4.71%
Five year	6.43%
Since inception (4/29/2005)	4.12%

12	www.calvert.com CALVERT ASSET ALLOCATION FUND ANNUAL REPORT (UNAUDITED)

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A and C shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.25% (includes Acquired Fund Fees). This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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CALVERT
MODERATE
ALLOCATION FUND
September 30, 2014

Average Annual Total Returns

Class A Shares	(with max. load)
One year	3.12%
Five year	8.12%
Since inception (4/29/2005)	4.81%

Class C Shares	(with max. load)
One year	6.44%
Five year	8.36%
Since inception (4/29/2005)	4.51%

Relative underperformance by Calvert Bond Portfolio, the Fund’s largest holding, compared to the fixed-income component of the composite benchmark, was the largest detractor from performance. The weaker performance of Calvert Capital Accumulation Fund and Calvert Large Cap Core Portfolio relative to the Russell 3000 Index, and underperformance by Calvert International Equity Fund relative to the MSCI EAFE IMI Index, also hurt the Fund’s performance. Due to their valuation discipline and quality orientation, these managers underperformed as lower-quality stocks led markets for much of the period.

Positive contributions from Calvert Equity Portfolio, Calvert Social Index, and Calvert International Opportunities Fund made up for some of this underperformance as each outperformed their respective asset class benchmarks. While Calvert Small Cap Fund delivered good performance relative to the Russell 2000 Index, overweighting this allocation detracted from performance as small-cap stocks lagged the broader U.S. equity market during the period.

Calvert Moderate Allocation Fund

Calvert Moderate Allocation Fund returned 8.27%, underperforming the blended composite benchmark return of 11.19% from a mix of market indices3 that reflect the Fund’s asset allocation strategy.

With strong performance from U.S. equities over the past year, the Fund continued to benefit from our decision in 2012 to increase the Fund’s target equity allocation from 65% to 70%. However, in August 2013 we increased the Fund’s cash position to 5% while reducing our fixed-income allocation from 30% to 25%. Since bonds rallied during the period, this decision negatively impacted performance. However, in the first quarter of 2014, we re-allocated a portion of cash back to fixed income, which benefitted the Fund as bonds performed solidly through the end of the period.

A series of tactical asset allocation decisions also benefitted Fund returns, particularly shifts in our exposure to emerging-market equities. In January, we increased our allocation to emerging markets following their sharp sell-off. At the end of August, we then elected to significantly reduce our position and re-allocated to domestic large-cap stocks. These decisions proved well-timed as emerging-market equities were the top-performing asset class from the end of January through August, but then plunged in September, declining more than 700 basis points. Our modest, but well-timed shifts in the stock, bond, and cash allocations helped partially offset the relative underperformance of some of the Fund’s underlying managers.

14 www.calvert.com CALVERT ASSET ALLOCATION FUND ANNUAL REPORT (UNAUDITED)

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A and C shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.41% (includes Acquired Fund Fees). This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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CALVERT
AGGRESSIVE
ALLOCATION FUND
September 30, 2014

Average Annual Total Returns

Class A Shares	(with max. load)
One year	4.61%
Five year	9.75%
Since inception (6/30/2005)	4.75%

Class C Shares	(with max. load)
One year	7.66%
Five year	9.46%
Since inception (6/30/2005)	3.98%

Relative underperformance by Calvert Large Cap Core Portfolio, the Fund’s largest equity holding, compared to the U.S. equity component of the composite benchmark, was the largest detractor from performance. The weaker performance of Calvert Capital Accumulation Fund similarly relative to the Russell 3000 Index, and underperformance by Calvert International Equity Fund relative to the MSCI EAFE IMI Index, also hurt the Fund’s performance. Due to their valuation discipline and quality orientation, all three of these managers underper-formed as lower quality stocks led markets for much of the period. Calvert Bond Portfolio, the Fund’s largest holding, also detracted from performance as the Portfolio underperformed the fixed income component of the composite benchmark, the Barclays Capital U.S. Credit Index.

Positive contributions from Calvert Equity

Portfolio, Calvert Social Index, and Calvert International Opportunities Fund made up for some of this underperformance as each outperformed their respective asset class benchmarks. While Calvert Small Cap Fund delivered good performance relative to the Russell 2000 Index, overweighting this allocation detracted from performance as small-cap stocks lagged the broader U.S. equity market during the period.

Calvert Aggressive Allocation Fund

Calvert Aggressive Allocation Fund returned 9.85% for the period, underperforming the blended composite benchmark return of 13.22% from a mix4 of market indices that reflect the Fund’s asset allocation strategy. With strong performance from U.S. equities over the past year, the Fund continued to benefit from our decision in 2012 to increase the Fund’s target equity allocation from 90% to 95%. In August 2013 we increased the Fund’s cash position increase cash to 1%, while reducing the fixed-income allocation from 5% to 4%. Since bonds rallied during the period, the decision to increase cash slightly impacted performance negatively. However, in the first quarter of 2014, we reallocated back to fixed income, which benefitted the Fund as bonds performed solidly through the end of the period.

A series of tactical asset allocation decisions also benefitted Fund returns, particularly shifts in our exposure to emerging-market equities. In January, we increased our allocation to emerging markets following their sharp sell-off. At the end of August, we then elected to significantly reduce our position and re-allocated to domestic large-cap stocks. These decisions proved well-timed as emerging-market equities were the top-performing asset class from the end of January through August, but then plunged in September, declining more than 700 basis points. Our modest, but well-timed shifts in the stock, bond, and cash allocations helped partially offset the relative underperformance of some of the Fund’s underlying managers.

16	www.calvert.com CALVERT ASSET ALLOCATION FUND ANNUAL REPORT (UNAUDITED)

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A and C shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.64% (includes Acquired Fund Fees). This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT ASSET ALLOCATION FUND ANNUAL REPORT (UNAUDITED) 17

Relative underperformance by Calvert Large Cap Core Portfolio, the Fund’s largest holding, compared to the U.S. equity component of the composite benchmark, was a significant detractor from performance. The weaker performance of Calvert Capital Accumulation Fund similarly relative to the Russell 3000 Index, and underperformance by Calvert International Equity Fund relative to the MSCI EAFE IMI Index, also hurt the Fund’s performance. Due to their valuation discipline and quality orientation, all three of these managers underperformed as lower quality stocks led markets for much of the period. Calvert Bond Portfolio also detracted from performance as the Portfolio underperformed the fixed income component of the composite benchmark, the Barclays Capital U.S. Credit Index.

Positive contributions from Calvert Equity Portfolio, Calvert Social Index, and Calvert International Opportunities Fund made up for some of this underperformance as each outperformed their respective asset class benchmarks. While Calvert Small Cap Fund delivered good performance relative to the Russell 2000 Index, overweighting this allocation detracted from performance as small-cap stocks lagged the broader U.S. equity market during the period.

Over the last few years, Calvert Investment Management (CIM) has demonstrated how a more active approach in executing subtle, tactical asset-allocation shifts can add portfolio value. Although the decision to increase cash negatively impacted all the Funds’ performance during the period, we believe maintaining a small cash position in the current market environment provides an appropriate buffer for the less risky (non-equity) portion of the Funds, given that bond prices are likely to come under greater pressure over time as the Fed winds down its asset purchase program and eventually moves to raise interest rates.

As higher-quality stocks regain favor in the marketplace, we believe the equity Fund managers’ performance should improve and contribute positively to performance. CIM’s Asset Allocation Committee also has been exploring ways to improve performance of the fixed-income allocation, should Calvert Bond Portfolio continue to underperform its benchmark. In March 2014, Calvert Green Bond Fund and Calvert Government Fund were approved as investable options for the Asset Allocation Funds. While the Asset Allocation Committee has decided not to allocate to them currently, their availability should provide greater flexibility and opportunity to diversify the Funds’ fixed-income allocation over the long term.

Outlook

If U.S. macroeconomic data remains positive, we could see a pick-up in economic activity, increases in GDP growth, and further positive earnings news. The housing market remains a key driver of economic recovery. While we don’t anticipate institutional buyer demand returning to previous levels, we believe individual U.S. homebuyers can ultimately fill the gap, and we remain optimistic about recovery for the U.S. housing market.

In the United States, the end of quantitative easing and the prospect of increased interest rates have investors worried the Fed may tighten too early and derail economic recovery, but with the Fed’s policies dependent on economic data—and little inflation pressure at the moment—there is flexibility to delay tightening. If stronger economic data adjusts market expectations, we could see a temporary spike in market volatility.

18	www.calvert.com CALVERT ASSET ALLOCATION FUND ANNUAL REPORT (UNAUDITED)

As investors get more clarity on the timing, magnitude, and the clip of interest-rate increases, we believe small-cap stocks could outperform large-caps. Small-cap earnings have shown better growth and their business models are more leveraged to U.S. recovery. Our long-term outlook for large-cap stocks, although more modest, is also positive We expect the dollar to continue to strengthen, which may favor U.S. securities overall. The stronger U.S. dollar and fears of economic slowdown in China could create near-term headwinds for emerging markets. One positive byproduct of China’s economic transition has been the winding down of the commodities super-cycle, which should make input costs cheaper and help keep inflation low.

Lower hydrocarbon-based energy prices could provide support for global economic growth and help keep inflation low. This could challenge the alternative energy industry in the near-term, but we view the transition from fossil fuels to alternative energy as inevitable, which reinforces our environmental, social, and governance (ESG) positioning with respect to the alternative energy sector.

We closely monitor extreme climate events as they may affect the growth and performance dynamics of entire regions and countries. In the U.S., extreme weather conditions erased about 1% of GDP in the first quarter of 2014. If this is a long-term trend, global markets may be in for a rude awakening.

Overall, we believe global economic growth will continue to move ahead, led by the United States, which will continue to favor the U.S. equity markets.

Calvert Investment Management, Inc.
October 2014

1. Calvert Conservative Allocation Composite Benchmark: 60% Barclays U.S. Credit Index, 22% Russell 3000 Index, 8% MSCI EAFE IMI Index, 10% 3-month T-Bill Bellwether Index.

2. A basis point is 0.01 percentage points.

3. Calvert Moderate Allocation Composite Benchmark: 30% Barclays U.S. Credit Index, 47% Russell 3000 Index, 18% MSCI EAFE IMI Index, 5% 3-month T-Bill Bellwether Index.

4. Calvert Aggressive Allocation Composite Benchmark: 10% Barclays U.S. Credit Index, 64% Russell 3000 Index, 26% MSCI EAFE IMI Index.

www.calvert.com CALVERT ASSET ALLOCATION FUND ANNUAL REPORT (UNAUDITED) 19

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2014 to September 30, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in underlying Calvert funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Calvert funds. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below. If they were, the estimate of expense you paid during the period would be higher, and your ending account value lower.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in underlying Calvert funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Calvert funds. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below. If they were, the estimate of expense you paid during the period would be higher, and your ending account value lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20	www.calvert.com CALVERT ASSET ALLOCATION FUND ANNUAL REPORT (UNAUDITED)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
Conservative	4/1/14	9/30/14	4/1/14 - 9/30/14
Class A
Actual	$1,000.00	$1,019.27	$2.23
Hypothetical	$1,000.00	$1,022.86	$2.23
(5% return per year before expenses)

Class C
Actual	$1,000.00	$1,013.95	$7.07
Hypothetical	$1,000.00	$1,018.05	$7.08
(5% return per year before expenses)

* Expenses for Conservative are equal to the annualized expense ratios of 0.44% and 1.40% for Class A and Class C, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
Moderate	4/1/14	9/30/14	4/1/14 - 9/30/14
Class A
Actual	$1,000.00	$1,016.09	$3.22
Hypothetical	$1,000.00	$1,021.87	$3.23
(5% return per year before expenses)

Class C
Actual	$1,000.00	$1,012.13	$6.98
Hypothetical	$1,000.00	$1,018.13	$7.00
(5% return per year before expenses)

* Expenses for Moderate are equal to the annualized expense ratios of 0.64% and 1.38% for Class A and Class C, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
Aggressive	4/1/14	9/30/14	4/1/14 - 9/30/14
Class A
Actual	$1,000.00	$1,013.73	$2.17
Hypothetical	$1,000.00	$1,022.91	$2.18
(5% return per year before expenses)

Class C
Actual	$1,000.00	$1,008.63	$7.62
Hypothetical	$1,000.00	$1,017.48	$7.65
(5% return per year before expenses)

* Expenses for Aggressive are equal to the annualized expense ratios of 0.43% and 1.51% for Class A and Class C, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

www.calvert.com CALVERT ASSET ALLOCATION FUND ANNUAL REPORT (UNAUDITED) 21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of Calvert Social Investment Fund and Shareholders of the Calvert Allocation Funds: We have audited the accompanying statements of assets and liabilities of the Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Aggressive Allocation Fund (collectively the “Funds”), each a series of Calvert Social Investment Fund, including the schedules of investments, as of September 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Aggressive Allocation Fund as of September 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

22	www.calvert.com CALVERT ASSET ALLOCATION FUND ANNUAL REPORT

CONSERVATIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2014

Mutual Funds - 89.6%	Shares	Value
Calvert Impact Fund, Inc.:
Calvert Small Cap Fund, Class I*	168,558	$4,068,987
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I	194,949	3,643,599
Calvert Social Investment Fund:
Calvert Bond Portfolio, Class I (a)	3,877,508	61,807,485
Calvert Equity Portfolio, Class I	164,493	9,030,671
Calvert Large Cap Core Portfolio, Class I	510,389	12,162,560
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I	111,570	4,595,552
Calvert Emerging Markets Equity Fund, Class I	167,321	2,218,676
Calvert International Equity Fund, Class I	284,308	5,026,557
Calvert International Opportunities Fund, Class I	165,937	2,686,518

Total Mutual Funds (Cost $99,960,028)		105,240,605

	Principal
Time Deposit - 10.2%	Amount
State Street Bank Time Deposit, 0.069%, 10/1/14	$11,970,563	11,970,563

Total Time Deposit (Cost $11,970,563)		11,970,563

TOTAL INVESTMENTS (Cost $111,930,591) - 99.8%		117,211,168
Other assets and liabilities, net - 0.2%		201,384
Net Assets - 100%		$117,412,552

(a) The Fund’s investment in the Calvert Social Investment Fund Bond Portfolio, Class I represents 53% of the Fund’s total investments. The Calvert Conservative Allocation Fund seeks current income and capital appreciation, consistent with the preservation of capital. For further financial information, available upon request at no charge, on the Calvert Social Investment Fund Bond Portfolio please go to the U.S. Securities and Exchange Commission’s website at http://www.sec.gov or call 1-800-368-2745.

* Non-income producing security.

See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUND ANNUAL REPORT 23

MODERATE ALLOCATION FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2014

Mutual Funds - 94.7%	Shares	Value
Calvert Impact Fund, Inc.:
Calvert Small Cap Fund, Class I*	647,979	$15,642,221
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I	301,770	5,640,079
Calvert Social Investment Fund:
Calvert Bond Portfolio, Class I	3,297,261	52,558,346
Calvert Equity Portfolio, Class I	632,703	34,735,380
Calvert Large Cap Core Portfolio, Class I	1,705,243	40,635,933
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I	265,980	10,955,703
Calvert Emerging Markets Equity Fund, Class I	601,984	7,982,310
Calvert International Equity Fund, Class I	1,081,604	19,122,759
Calvert International Opportunities Fund, Class I	690,381	11,177,275

Total Mutual Funds (Cost $168,094,743)		198,450,006

	Principal
Time Deposit - 5.3%	Amount
State Street Bank Time Deposit, 0.069%, 10/1/14	$11,178,397	11,178,397

Total Time Deposit (Cost $11,178,397)		11,178,397

TOTAL INVESTMENTS (Cost $179,273,140) - 100.0%		209,628,403
Other assets and liabilities, net - 0.0%		(58,912)
Net Assets - 100%		$209,569,491

* Non-income producing security.

See notes to financial statements.

24	www.calvert.com CALVERT ASSET ALLOCATION FUND ANNUAL REPORT

AGGRESSIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2014

Mutual Funds - 99.0%	Shares	Value
Calvert Impact Fund, Inc.:
Calvert Small Cap Fund, Class I*	407,968	$9,848,340
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I	168,117	3,142,116
Calvert Social Investment Fund:
Calvert Bond Portfolio, Class I	286,591	4,568,267
Calvert Equity Portfolio, Class I	392,321	21,538,430
Calvert Large Cap Core Portfolio, Class I	1,045,697	24,918,950
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I	150,544	6,200,913
Calvert Emerging Markets Equity Fund, Class I	351,564	4,661,734
Calvert International Equity Fund, Class I	714,458	12,631,618
Calvert International Opportunities Fund, Class I	559,559	9,059,256

Total Mutual Funds (Cost $78,205,697)		96,569,624

	Principal
Time Deposit - 1.0%	Amount
State Street Bank Time Deposit, 0.069%, 10/1/14	$949,739	949,739

Total Time Deposit (Cost $949,739)		949,739

TOTAL INVESTMENTS (Cost $79,155,436) - 100.0%		97,519,363
Other assets and liabilities, net - 0.0%		46,488
Net Assets - 100%		$97,565,851

* Non-income producing security.

See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUND ANNUAL REPORT 25

CONSERVATIVE ALLOCATION FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2014

Assets
Investments in securities, at value (Cost $111,930,591) -
see accompanying schedule .	$117,211,168
Receivable from Calvert Investment Management, Inc	51,795
Receivable for shares sold	315,974
Interest receivable	23
Other assets	16,782
Total assets	117,595,742

Liabilities
Payable for securities purchased	60,094
Payable for shares redeemed	38,191
Payable to Calvert Investment Administrative Services, Inc. .	14,548
Payable to Calvert Investment Services, Inc. .	1,584
Payable to Calvert Investment Distributors, Inc. .	39,910
Accrued expenses and other liabilities	28,863
Total liabilities	183,190

Net Assets	$117,412,552

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 5,352,429 shares outstanding	$84,681,189
Class C: 1,480,473 shares outstanding .	23,211,023
Undistributed net investment income .	11,667
Accumulated net realized gain (loss) .	4,228,096
Net unrealized appreciation (depreciation) .	5,280,577

Net Assets	$117,412,552

Net Asset Value Per Share
Class A (based on net assets of $92,149,727)	$17.22
Class C (based on net assets of $25,262,825) .	$17.06

See notes to financial statements.

26	www.calvert.com CALVERT ASSET ALLOCATION FUND ANNUAL REPORT

MODERATE ALLOCATION FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2014

Assets
Investments in securities, at value (Cost $179,273,140) -
see accompanying schedule .	$209,628,403
Receivable for securities sold	85,721
Receivable for shares sold	273,779
Interest receivable	21
Other assets	21,026
Total assets	210,008,950

Liabilities
Payable for shares redeemed	294,459
Payable to Calvert Investment Administrative Services, Inc	26,154
Payable to Calvert Investment Services, Inc	3,902
Payable to Calvert Investment Distributors, Inc	66,931
Accrued expenses and other liabilities	48,013
Total liabilities	439,459

Net Assets	$209,569,491

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 8,699,445 shares outstanding	$145,171,728
Class C: 1,944,624 shares outstanding	31,971,520
Undistributed net investment income	16,999
Accumulated net realized gain (loss)	2,053,981
Net unrealized appreciation (depreciation)	30,355,263

Net Assets	$209,569,491

Net Asset Value Per Share
Class A (based on net assets of $172,243,852)	$19.80
Class C (based on net assets of $37,325,639)	$19.19

See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUND ANNUAL REPORT 27

AGGRESSIVE ALLOCATION FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2014

Assets
Investments in securities, at value (Cost $79,155,436) -
see accompanying schedule .	$97,519,363
Receivable for shares sold	183,440
Receivable from Calvert Investment Management, Inc	29,945
Interest receivable	2
Other assets	21,923
Total assets	97,754,673

iabilities
Payable for securities purchased	83,884
Payable for shares redeemed	24,513
Payable to Calvert Investment Administrative Services, Inc. .	12,305
Payable to Calvert Investment Services, Inc. .	2,790
Payable to Calvert Investment Distributors, Inc. .	29,633
Accrued expenses and other liabilities	35,697
Total liabilities	188,822

Net Assets	$97,565,851

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 4,013,990 shares outstanding	$66,674,662
Class C: 778,107 shares outstanding	12,450,812
Undistributed net investment income (loss)	(287,709)
Accumulated net realized gain (loss)	364,159
Net unrealized appreciation (depreciation)	18,363,927

Net Assets	$97,565,851

Net Asset Value Per Share
Class A (based on net assets of $83,009,241)	$20.68
Class C (based on net assets of $14,556,610)	$18.71

See notes to financial statements.

28	www.calvert.com CALVERT ASSET ALLOCATION FUND ANNUAL REPORT

STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2014

Net Investment Income	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund

Investment Income:
Dividend income	$2,331,674	$3,257,274	$1,206,120
Interest income	9,458	9,080	1,059
Total investment income	2,341,132	3,266,354	1,207,179
Expenses:
Transfer agency fees and expenses .	175,528	323,636	208,329
Administrative fees	163,893	295,699	139,512
Distribution Plan expenses:
Class A	215,197	403,612	199,884
Class C	231,831	356,875	130,540
Trustees' fees and expenses	11,107	19,167	9,268
Custodian fees	6,772	6,772	6,772
Registration fees	21,422	23,874	22,875
Reports to shareholders .	11,637	24,100	15,538
Professional fees	34,110	39,415	33,057
Accounting fees	38,062	37,257	37,629
Miscellaneous	1,035	1,544	1,138
Total expenses	910,594	1,531,951	804,542
Reimbursement from Advisor:
Class A	(207,320)	—	(260,832)
Net expenses	703,274	1,531,951	543,710

Net Investment Income	1,637,858	1,734,403	663,469

Realized and Unrealized Gain (Loss)
on Investments
Net realized gain (loss)	4,806,317	10,919,707	6,950,409
Change in unrealized appreciation (depreciation)	225,620	2,035,390	551,980

Net Realized and Unrealized
Gain (Loss) on Investments	5,031,937	12,955,097	7,502,389

Increase (Decrease) in Net Assets Resulting
From Operations	$6,669,795	$14,689,500	$8,165,858

See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUND ANNUAL REPORT 29

CONSERVATIVE ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2014	2013
Operations:
Net investment income .	$1,637,858	$1,691,638
Net realized gain (loss)	4,806,317	3,625,892
Change in unrealized appreciation (depreciation)	225,620	(68,029)

Increase (Decrease) In Net Assets
Resulting From Operations	6,669,795	5,249,501

Distributions to shareholders from:
Net investment income:
Class A shares	(1,467,668)	(1,457,423)
Class C shares	(169,992)	(228,983)
Net realized gain:
Class A shares	(2,282,398)	(1,042,040)
Class C shares	(616,051)	(291,597)
Total distributions .	(4,536,109)	(3,020,043)

Capital share transactions:
Shares sold:
Class A shares	29,423,449	26,098,588
Class C shares	6,270,596	6,794,665
Reinvestment of distributions:
Class A shares	3,541,158	2,328,632
Class C shares	673,268	445,085
Redemption fees:
Class A shares	1,193	587
Class C shares	—	299
Shares redeemed:
Class A shares	(15,801,069)	(10,295,435)
Class C shares	(2,810,131)	(2,261,540)
Total capital share transactions .	21,298,464	23,110,881

Total Increase (Decrease) In Net Assets	23,432,150	25,340,339

Net Assets
Beginning of year	93,980,402	68,640,063
End of year (including undistributed net investment income of
$11,667 and $11,469, respectively)	$117,412,552	$93,980,402

See notes to financial statements.

30	www.calvert.com CALVERT ASSET ALLOCATION FUND ANNUAL REPORT

CONSERVATIVE ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2014	2013
Shares sold:
Class A shares	1,724,481	1,571,862
Class C shares	370,321	412,794
Reinvestment of distributions:
Class A shares	210,763	143,034
Class C shares	40,651	27,730
Shares redeemed:
Class A shares	(926,428)	(620,088)
Class C shares	(165,862)	(137,267)
Total capital share activity	1,253,926	1,398,065

See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUND ANNUAL REPORT 31

MODERATE ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2014	2013
Operations:
Net investment income	$1,734,403	$1,549,198
Net realized gain (loss)	10,919,707	6,794,712
Change in unrealized appreciation or (depreciation)	2,035,390	12,015,001

Increase (Decrease) In Net Assets
Resulting From Operations	14,689,500	20,358,911

Distributions to shareholders from:
Net investment income:
Class A shares	(1,491,712)	(1,368,061)
Class C shares	(217,504)	(205,645)
Net realized gain:
Class A shares	(4,517,127)	—
Class C shares	(1,023,846)	—
Total distributions	(7,250,189)	(1,573,706)

Capital share transactions:
Shares sold:
Class A shares	34,029,580	30,584,686
Class C shares	8,656,647	5,953,253
Reinvestment of distributions:
Class A shares	5,732,265	1,306,434
Class C shares	1,094,023	172,242
Redemption fees:
Class A shares	1,011	350
Class C shares	292	75
Shares redeemed:
Class A shares	(16,965,773)	(21,825,657)
Class C shares	(4,874,836)	(2,938,384)
Total capital share transactions	27,673,209	13,252,999

Total Increase (Decrease) In Net Assets	35,112,520	32,038,204

Net Assets
Beginning of year	174,456,971	142,418,767
End of year (including undistributed net investment income and distributions in excess of net investment income of $16,999
and $8,188, respectively)	$209,569,491	$174,456,971

See notes to financial statements.

32	www.calvert.com CALVERT ASSET ALLOCATION FUND ANNUAL REPORT

MODERATE ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2014	2013
Shares sold:
Class A shares	1,740,847	1,702,274
Class C shares	456,426	337,859
Reinvestment of distributions:
Class A shares	300,455	76,627
Class C shares	59,073	10,407
Shares redeemed:
Class A shares	(864,804)	(1,215,001)
Class C shares	(255,379)	(168,791)
Total capital share activity	1,436,618	743,375

See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUND ANNUAL REPORT 33

AGGRESSIVE ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2014	2013
Operations:
Net investment income	$663,469	$348,964
Net realized gain (loss)	6,950,409	1,756,048
Change in unrealized appreciation (depreciation)	551,980	11,957,160

Increase (Decrease) in Net Assets
Resulting From Operations	8,165,858	14,062,172

Distributions to shareholders from:
Net investment income:
Class A shares	(706,578)	(407,877)
Class C shares	(74,556)	(32,207)
Net realized gain:
Class A shares	(1,504,077)	—
Class C shares	(251,734)	—
Total distributions	(2,536,945)	(440,084)

Capital share transactions:
Shares sold:
Class A shares	16,914,037	15,322,772
Class C shares	4,019,843	2,294,480
Reinvestment of distributions:
Class A shares	2,115,262	386,716
Class C shares	301,866	29,876
Redemption fees:
Class A shares	154	2,959
Class C shares	35	65
Shares redeemed:
Class A shares	(13,301,630)	(15,832,431)
Class C shares	(1,663,919)	(1,151,748)
Total capital share transactions	8,385,648	1,052,689

Total Increase (Decrease) In Net Assets	14,014,561	14,674,777

Net Assets
Beginning of year	83,551,290	68,876,513
End of year (including distributions in excess of net investment
income of $287,709 and $171,462, respectively)	$97,565,851	$83,551,290

See notes to financial statements.

34	www.calvert.com CALVERT ASSET ALLOCATION FUND ANNUAL REPORT

AGGRESSIVE ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2014	2013
Shares sold:
Class A shares	830,574	855,735
Class C shares	216,526	140,592
Reinvestment of distributions:
Class A shares	106,523	23,783
Class C shares	16,723	1,992
Shares redeemed:
Class A shares	(655,026)	(894,053)
Class C shares	(89,492)	(71,125)
Total capital share activity	425,828	56,924

See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUND ANNUAL REPORT 35

NOTES TO FINANCIAL STATEMENTS

Note A — Significant Accounting Policies

General: The Calvert Social Investment Fund is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund operates as a series fund with seven separate portfolios, three of which are reported herein: Calvert Conservative Allocation Fund ("Conservative"), Calvert Moderate Allocation Fund ("Moderate"), and Calvert Aggressive Allocation Fund ("Aggressive") (the “Funds”). The Funds are registered under the Investment Company Act of 1940 as diversified, open-end management investment companies. The operations of each series are accounted for separately. The Funds invest primarily in a combination of other Calvert equity and fixed income funds (the “Underlying Funds”). Each Fund offers Class A and Class C shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds use independent pricing services approved by the Board of Trustees ("the Board") to value their investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Funds to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee's fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Funds' investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

36	www.calvert.com CALVERT ASSET ALLOCATION FUND ANNUAL REPORT

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Funds' investments by major category are as follows: Investments in the Underlying Funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Valuation methodologies and policies of the Underlying Funds are included in their financial statements, which are available upon request.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

At September 30, 2014, no securities were fair valued in good faith under the direction of the Board.

The following table summarizes the market value of the Funds' holdings as of September 30, 2014, based on the inputs used to value them:

Conservative		Valuation Inputs
Investments in Securities*	Level 1	Level 2	Level 3	Total
Mutual funds	$105,240,605	—	—	$105,240,605
Other debt obligations	—	$11,970,563	—	11,970,563
TOTAL	$105,240,605	$11,970,563	—	$117,211,168

Moderate		Valuation Inputs
Investments in Securities*	Level 1	Level 2	Level 3	Total
Mutual funds	$198,450,006	—	—	$198,450,006
Other debt obligations	—	$11,178,397	—	11,178,397
TOTAL	$198,450,006	$11,178,397	—	$209,628,403

Aggressive		Valuation Inputs
Investments in Securities*	Level 1	Level 2	Level 3	Total
Mutual funds	$96,569,624	—	—	$96,569,624
Other debt obligations	—	$949,739	—	949,739
TOTAL	$96,569,624	$949,739	—	$97,519,363

* For a complete listing of investments, please refer to the Schedule of Investments.

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Futures Contracts: The Funds may purchase and sell futures contracts to facilitate the periodic rebalancing of the portfolios in order to maintain their target asset allocation, to make tactical asset allocations, and to assist in managing cash. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations and market index futures contracts. The Funds may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Funds. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Funds' ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Funds. The Funds did not purchase or sell futures contracts during the year ended September 30, 2014.

Security Transactions and Net Investment Income: Security transactions, normally purchases and sales of shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Expenses included in the accompanying financial statements reflect the expenses of each of the Funds and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders: Distributions to shareholders are recorded by the Funds on ex-dividend date. Dividends from net investment income are paid quarterly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

38	www.calvert.com CALVERT ASSET ALLOCATION FUND ANNUAL REPORT

Redemption Fees: The Funds charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Federal Income Taxes: No provision for federal income or excise tax is required since the Funds intend to continue to qualify as regulated investment companies under the Internal Revenue Code and to distribute substantially all taxable earnings.

Management has analyzed the Funds' tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds' financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

Note B — Related Party Transactions

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services for the Funds and the Underlying Funds in which the Funds invest. The Advisor also pays the salaries and fees of officers and Trustees of the Funds who are employees of the Advisor or its affiliates. The Funds do not pay advisory fees to the Advisor for performing investment advisory services. The Advisor, however, does receive advisory fees for managing the Underlying Funds.

The Advisor has contractually agreed to limit direct ordinary operating expenses through January 31, 2015. The contractual expense caps are .44%, .80%, and .43% for Class A shares of Conservative, Moderate, and Aggressive, respectively. The contractual expense caps are 2.00% for Class C shares of each of the Funds. This expense limitation does not include the Underlying Fund expenses indirectly incurred by the Funds. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Funds for an annual fee. Classes A and C of each of the Funds pay an annualized rate, payable monthly, of .15% of the average daily net assets.

Calvert Investment Distributors, Inc. ("CID"), an affiliate of the Advisor, is the distributor and principal underwriter for the Funds. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Funds have adopted Distribution Plans that permit the Funds to pay certain expenses associated with the distribution and servicing of their shares. The expenses paid may not exceed .35% and 1.00% annually of average daily net assets of Class A and C, respectively, for each of the Funds. The amount actually paid by the Funds is an annualized fee, payable monthly, of .25% and 1.00% of the Funds’ average daily net assets of Class A and C, respectively.

CID received $59,214, $125,727, and $69,662 as its portion of the commissions charged on the sales of Conservative, Moderate, and Aggressive Class A shares, respectively, for the year ended September 30, 2014.

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Calvert Investment Services, Inc. ("CIS"), an affiliate of the Advisor, acts as shareholder servicing agent for the Funds. For its services, CIS received fees of $17,798, $45,034, and $31,972 for the year ended September 30, 2014 for Conservative, Moderate, and Aggressive, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $48,000 plus a meeting fee of up to $3,000 for each regular Board meeting attended. Additional fees of $5,000 annually may be paid to the Board chair and Committee chairs ($10,000 for Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each regular Committee meeting attended. Trustees' fees are allocated to each of the funds served.

Note C — Investment Activity and Tax Information

During the year, the cost of purchases and proceeds from sales of the Underlying Funds were:

	Conservative	Moderate	Aggressive
Purchases	$35,134,961	$46,662,489	$24,584,533
Sales	16,163,771	18,653,165	13,881,505

Aggressive intends to elect to defer net ordinary losses of $287,709 incurred from January 1, 2014 through September 30, 2014 and treat them as arising in the fiscal year ending September 30, 2015.

The tax character of dividends and distributions paid during the years ended September 30, 2014 and September 30, 2013 was as follows:

Conservative
Distributions paid from:	2014	2013
Ordinary income	$1,675,810	$1,686,406
Long-term capital gain	2,860,299	1,333,637
Total	$4,536,109	$3,020,043

Moderate
Distributions paid from:	2014	2013
Ordinary income	$1,709,216	$1,573,706
Long-term capital gain	5,540,973	—
Total	$7,250,189	$1,573,706

Aggressive
Distributions paid from:	2014	2013
Ordinary income	$783,085	$440,084
Long-term capital gain	1,753,860	—
Total	$2,536,945	$440,084

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As of September 30, 2014, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

	Conservative	Moderate	Aggressive
Unrealized appreciation	$4,827,551	$23,423,141	$14,172,057
Unrealized (depreciation)	(81,596)	(1,184,319)	(1,654,718)
Net unrealized appreciation/(depreciation)	$4,745,955	$22,238,822	$12,517,339
Undistributed ordinary income	$128,276	$20,488	—
Undistributed long-term capital gain	$4,646,109	$10,166,933	$6,210,747
Federal income tax cost of investments	$112,465,213	$187,389,581	$85,002,024

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales for all of the Funds and the deferral of post-December ordinary losses for Aggressive.

Reclassifications, as shown in the table below, have been made to the Funds' components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences for Aggressive are due to the reclassification of distributions.

	Conservative	Moderate	Aggressive
Undistributed net investment income	—	—	$1,418
Accumulated net realized gain (loss)	—	—	(1,418)

Note D — Line of Credit

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Funds had no borrowings under the agreement during the year ended September 30, 2014.

Note E — Subsequent Events

In preparing the financial statements as of September 30, 2014, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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42	www.calvert.com CALVERT ASSET ALLOCATION FUND ANNUAL REPORT

CONSERVATIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS
		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2014	2013 (z)	2012
Net asset value, beginning	$16.88	$16.45	$15.01
Income from investment operations:
Net investment income	.29	.38	.40
Net realized and unrealized gain (loss)	.83	.74	1.65
Total from investment operations	1.12	1.12	2.05
Distributions from:
Net investment income	(.29)	(.39)	(.40)
Net realized gain	(.49)	(.30)	(.21)
Total distributions	(.78)	(.69)	(.61)
Total increase (decrease) in net asset value	.34	.43	1.44
Net asset value, ending	$17.22	$16.88	$16.45

Total return*	6.78%	7.07%	13.96%
Ratios to average net assets: A,B
Net investment income	1.71%	2.31%	2.53%
Total expenses	.68%	.68%	.77%
Expenses before offsets	.44%	.44%	.44%
Net expenses	.44%	.44%	.44%
Portfolio turnover	17%	31%	26%
Net assets, ending (in thousands)	$92,150	$73,305	$53,431

	Years Ended
	September 30,	September 30,
Class A Shares	2011	2010
Net asset value, beginning	$15.17	$14.29
Income from investment operations:
Net investment income	.42	.35
Net realized and unrealized gain (loss)	(.13)	.88
Total from investment operations	.29	1.23
Distributions from:
Net investment income	(.45)	(.35)
Net realized gain	—	—
Total distributions	(.45)	(.35)
Total increase (decrease) in net asset value	(.16)	.88
Net asset value, ending	$15.01	$15.17

Total return*	1.86%	8.69%
Ratios to average net assets: A,B
Net investment income	2.65%	2.37%
Total expenses	.84%	.90%
Expenses before offsets	.44%	.44%
Net expenses	.44%	.44%
Portfolio turnover	22%	9%
Net assets, ending (in thousands)	$38,329	$32,565

See notes to financial highlights.

www.calvert.com CALVERT ASSET ALLOCATION FUND ANNUAL REPORT 43

CONSERVATIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS
		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2014	2013 (z)	2012
Net asset value, beginning	$16.74	$16.32	$14.90
Income from investment operations:
Net investment income	.13	.21	.24
Net realized and unrealized gain (loss)	.81	.74	1.62
Total from investment operations	.94	.95	1.86
Distributions from:
Net investment income	(.13)	(.23)	(.23)
Net realized gain	(.49)	(.30)	(.21)
Total distributions	(.62)	(.53)	(.44)
Total increase (decrease) in net asset value	.32	.42	1.42
Net asset value, ending	$17.06	$16.74	$16.32

Total return*	5.71%	6.02%	12.73%
Ratios to average net assets: A,B
Net investment income	.73%	1.30%	1.45%
Total expenses	1.40%	1.44%	1.51%
Expenses before offsets	1.40%	1.44%	1.51%
Net expenses	1.40%	1.44%	1.51%
Portfolio turnover	17%	31%	26%
Net assets, ending (in thousands)	$25,263	$20,675	$15,209

	Years Ended
	September 30,	September 30,
Class C Shares	2011	2010
Net asset value, beginning	$15.10	$14.23
Income from investment operations:
Net investment income	.25	.17
Net realized and unrealized gain (loss)	(.14)	.87
Total from investment operations	.11	1.04
Distributions from:
Net investment income	(.31)	(.17)
Net realized gain	—	—
Total distributions	(.31)	(.17)
Total increase (decrease) in net asset value	(.20)	.87
Net asset value, ending	$14.90	$15.10

Total return*	.67%	7.39%
Ratios to average net assets: A,B
Net investment income	1.47%	1.12%
Total expenses	1.59%	1.68%
Expenses before offsets	1.59%	1.68%
Net expenses	1.59%	1.68%
Portfolio turnover	22%	9%
Net assets, ending (in thousands)	$10,492	$8,393

See notes to financial highlights.

44 www.calvert.com CALVERT ASSET ALLOCATION FUND ANNUAL REPORT

MODERATE ALLOCATION FUND
FINANCIAL HIGHLIGHTS
		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2014	2013	2012
Net asset value, beginning	$19.04	$16.89	$14.51
Income from investment operations:
Net investment income	.20	.20	.21
Net realized and unrealized gain (loss)	1.34	2.14	2.36
Total from investment operations	1.54	2.34	2.57
Distributions from:
Net investment income	(.19)	(.19)	(.19)
Net realized gain	(.59)	—	—
Total distributions	(.78)	(.19)	(.19)
Total increase (decrease) in net asset value	.76	2.15	2.38
Net asset value, ending	$19.80	$19.04	$16.89

Total return*	8.27%	14.02%	17.89%
Ratios to average net assets: A,B
Net investment income	1.01%	1.12%	1.28%
Total expenses	.64%	.69%	.72%
Expenses before offsets	.64%	.69%	.72%
Net expenses	.64%	.69%	.72%
Portfolio turnover	10%	27%	25%
Net assets, ending (in thousands)	$172,244	$143,215	$117,550

	Years Ended
	September 30,	September 30,
Class A Shares	2011	2010
Net asset value, beginning	$14.87	$13.94
Income from investment operations:
Net investment income	.15	.16
Net realized and unrealized gain (loss)	(.29)	.92
Total from investment operations	(.14)	1.08
Distributions from:
Net investment income	(.20)	(.15)
Net realized gain	—	—
In excess of net investment income	(.02)	—
Total distributions	(.22)	(.15)
Total increase (decrease) in net asset value	(.36)	.93
Net asset value, ending	$14.51	$14.87
Total return*	(1.03%)	7.76%
Ratios to average net assets: A,B
Net investment income	.97%	1.06%
Total expenses	.73%	.76%
Expenses before offsets	.73%	.76%
Net expenses	.73%	.76%
Portfolio turnover	18%	7%
Net assets, ending (in thousands)	$95,930	$92,913

See notes to financial highlights.

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MODERATE ALLOCATION FUND
FINANCIAL HIGHLIGHTS
		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2014	2013	2012
Net asset value, beginning	$18.55	$16.52	$14.26
Income from investment operations:
Net investment income	.09	.09	.09
Net realized and unrealized gain (loss)	1.26	2.08	2.31
Total from investment operations	1.35	2.17	2.40
Distributions from:
Net investment income	(.12)	(.14)	(.14)
Net realized gain	(.59)	—	—
Total distributions	(.71)	(.14)	(.14)
Total increase (decrease) in net asset value	.64	2.03	2.26
Net asset value, ending	$19.19	$18.55	$16.52

Total return*	7.44%	13.21%	16.96%
Ratios to average net assets: A,B
Net investment income	.28%	.38%	.55%
Total expenses	1.38%	1.42%	1.45%
Expenses before offsets	1.38%	1.42%	1.45%
Net expenses	1.38%	1.42%	1.45%
Portfolio turnover	10%	27%	25%
Net assets, ending (in thousands)	$37,326	$31,242	$24,869

	Years Ended
	September 30,	September 30,
Class C Shares	2011	2010
Net asset value, beginning	$14.65	$13.79
Income from investment operations:
Net investment income	.04	.05
Net realized and unrealized gain (loss)	(.29)	.90
Total from investment operations	(.25)	.95
Distributions from:
Net investment income	(.13)	(.09)
Net realized gain	—	—
In excess of net investment income	(.01)	—
Total distributions	(.14)	(.09)
Total increase (decrease) in net asset value	(.39)	.86
Net asset value, ending	$14.26	$14.65
Total return*	(1.79%)	6.95%
Ratios to average net assets: A,B
Net investment income	.24%	.30%
Total expenses	1.48%	1.52%
Expenses before offsets	1.48%	1.52%
Net expenses	1.48%	1.52%
Portfolio turnover	18%	7%
Net assets, ending (in thousands)	$20,842	$20,883

See notes to financial highlights.

46 www.calvert.com CALVERT ASSET ALLOCATION FUND ANNUAL REPORT

AGGRESSIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS
		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2014 (z)	2013	2012
Net asset value, beginning	$19.38	$16.15	$13.47
Income from investment operations:
Net investment income	.18	.11	.12
Net realized and unrealized gain (loss)	1.70	3.23	2.68
Total from investment operations	1.88	3.34	2.80
Distributions from:
Net investment income	(.18)	(.11)	(.12)
Net realized gain	(.40)	—	—
Total distributions	(.58)	(.11)	(.12)
Total increase (decrease) in net asset value	1.30	3.23	2.68
Net asset value, ending	$20.68	$19.38	$16.15

Total return*	9.85%	20.82%	20.88%
Ratios to average net assets: A,B
Net investment income	.88%	.62%	.80%
Total expenses	.76%	.81%	.86%
Expenses before offsets	.43%	.43%	.43%
Net expenses	.43%	.43%	.43%
Portfolio turnover	15%	31%	24%
Net assets, ending (in thousands)	$83,009	$72,318	$60,495

	Years Ended
	September 30,	September 30,
Class A Shares	2011 (z)	2010
Net asset value, beginning	$13.94	$13.03
Income from investment operations:
Net investment income	.05	.09
Net realized and unrealized gain (loss)	(.49)	.90
Total from investment operations	.44	.99
Distributions from:
Net investment income	(.03)	(.08)
Net realized gain	—	—
Total distributions	(.03)	(.08)
Total increase (decrease) in net asset value	(.47)	.91
Net asset value, ending	$13.47	$13.94

Total return*	(3.19%)	7.61%
Ratios to average net assets: A,B
Net investment income	.33%	.66%
Total expenses	.86%	.92%
Expenses before offsets	.43%	.43%
Net expenses	.43%	.43%
Portfolio turnover	16%	8%
Net assets, ending (in thousands)	$51,103	$52,132

See notes to financial highlights.

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AGGRESSIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS
		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2014 (z)	2013	2012
Net asset value, beginning	$17.71	$14.89	$12.57
Income from investment operations:
Net investment income (loss)	(.06)	(.05)	(.07)
Net realized and unrealized gain (loss)	1.58	2.93	2.50
Total from investment operations	1.52	2.88	2.43
Distributions from:
Net investment income	(.12)	(.06)	(.11)
Net realized gain	(.40)	—	—
Total distributions	(.52)	(.06)	(.11)
Total increase (decrease) in net asset value	1.00	2.82	2.32
Net asset value, ending	$18.71	$17.71	$14.89

Total return*	8.66%	19.39%	19.43%
Ratios to average net assets: A,B
Net investment income (loss)	(.30%)	(.61%)	(.46%)
Total expenses	1.53%	1.63%	1.69%
Expenses before offsets	1.53%	1.63%	1.69%
Net expenses	1.53%	1.63%	1.69%
Portfolio turnover	15%	31%	24%
Net assets, ending (in thousands)	$14,557	$11,234	$8,381

	Years Ended
	September 30,	September 30,
Class C Shares	2011 (z)	2010
Net asset value, beginning	$13.18	$12.49
Income from investment operations:
Net investment income (loss)	(.14)	(.08)
Net realized and unrealized gain (loss)	(.44)	.85
Total from investment operations	(.58)	.77
Distributions from:
Net investment income	(.03)	(.08)
Net realized gain	—	—
Total distributions	(.03)	(.08)
Total increase (decrease) in net asset value	(.61)	.69
Net asset value, ending	$12.57	$13.18

Total return*	(4.45%)	6.14%
Ratios to average net assets: A,B
Net investment income (loss)	(.93%)	(.66%)
Total expenses	1.70%	1.77%
Expenses before offsets	1.70%	1.77%
Net expenses	1.70%	1.77%
Portfolio turnover	16%	8%
Net assets, ending (in thousands)	$7,229	$8,174

See notes to financial highlights.

48 www.calvert.com CALVERT ASSET ALLOCATION FUND ANNUAL REPORT

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense off-
set arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

B Amounts do not include the activity of the Underlying Funds.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end sales charge.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor (not applicable to the Asset Allocation Funds), administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.

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Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

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Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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To Open an Account
800-368-2748

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544

Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www.calvert.com.

Printed on recycled paper using soy inks.

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Miles D. Harper, III, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

Services fees paid to auditing firm:

	Fiscal Year ended 9/30/14		Fiscal Year ended 9/30/13
	$	%*	$	% *

(a) Audit Fees	$143,147	0%	$125,730	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$21,210	0%	$20,440	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$164,357	0%	$146,170	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(e)  Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors.  The Committee may delegate its authority to pre-approve certain matters to one or more of its members.  In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance.  In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/14		Fiscal Year ended 9/30/13
$28,146	0%*	$292,500	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)      This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)            The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)           There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)       A copy of the Registrant’s Code of Ethics.

                Attached hereto.

(a)(2)       A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)       Not applicable.

(b)           A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

                Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SOCIAL INVESTMENT FUND

By:          /s/  Barbara J. Krumsiek

                Barbara J. Krumsiek

                President -- Principal Executive Officer

Date: November 25, 2014

                Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                /s/  Barbara J. Krumsiek

                Barbara J. Krumsiek

                President -- Principal Executive Officer

Date: November 25, 2014

                /s/  Robert J. Enderson

                Robert J. Enderson

                Assistant Treasurer -- Principal Financial Officer

Date: November 25, 2014